UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10325

VANECK ETF TRUST
(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017
(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation
666 Third Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: DECEMBER 31

Date of reporting period: DECEMBER 31, 2022

Item 1. Reports to Shareholders

ANNUAL REPORT December 31, 2022

Agribusiness ETF	MOO
Future of Food ETF	YUMY
Gold Miners ETF	GDX®
Green Metals ETF	GMET
Junior Gold Miners ETF	GDXJ®
Low Carbon Energy ETF	SMOG
Natural Resources ETF	HAP
Oil Refiners ETF	CRAK
Oil Services ETF	OIH
Rare Earth/Strategic Metals ETF	REMX
Steel ETF	SLX
Uranium+Nuclear Energy ETF	NLR

800.826.2333	vaneck.com

Certain information contained in this President’s Letter represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2022.

VANECK ETFs

PRESIDENT’S LETTER

December 31, 2022 (unaudited)

Dear Fellow Shareholders:

Back in July 2022, I said that Market Volatility Has One Final Act1. I think we’re still going through that final phase of U.S. Federal Reserve (“Fed”) tightening, and we don’t yet know the full impact on corporate profits or the real economy. But, unlike when this cycle started, long-term investors shouldn’t be hiding in cash. Instead, adjust your bond-stock mix. But bond prices have dropped significantly, and so, as you will see at the end of the letter, we are bullish bonds.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets. If we’re in the last, third act of the play, the third act may last a very long time.

There are three things investors are facing, none of which is particularly positive for financial assets.

1.	Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but declined dramatically in 2022, to low levels. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—one estimate indicates $330B net out by the end of last November. The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

Commodity prices and the Consumer Price Index (“CPI”) receive much focus, but I think what the Fed is really fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. I think the Fed knows it can’t control oil prices or supply chain directly, but it wants to manage this wage inflation psychology.

Services typically don’t reflect the price of commodities and, in 2022, we saw services inflation increase significantly. That’s not slowing down, and this is a battle the Fed is fighting that I think will last for an extended period of time.

2.	Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase this year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation, so we’re unlikely to see another big stimulus spending bill regardless of who controls government.

3.	Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, U.S. and China have been the two main pillars of global growth. While China has loosened its Draconian domestic COVID-19 restrictions, and I think there will be a growth surge, the growth may be more domestic and consumer-led, which may not stimulate global growth as much as it has in recent decades.

The range in China growth estimates is from low (1% to 3%) to “high” (4% to 5%). In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this is currently our favorite asset class to buy. (See What to Buy? Bonds. When? Now.)2 Because of higher interest rates, bonds

1

VANECK ETFs

PRESIDENT’S LETTER

(unaudited) (continued)

can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended December 31, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President

VanEck ETF Trust

January 19, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 Market Volatility Has One Final Act, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-market-volatility-has-one-final-act/.

2 What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.

2

VANECK ETFs

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Agribusiness

From its highest point towards the end of April, the VanEck Agribusiness ETF fell for most of the rest of the year and the Fund lost 7.95% for the 12 month period. Two sectors contributed positively to the Fund’s performance—the materials and industrial sectors, with companies in the chemicals segment of the materials sector contributing the most. The primary detractor from the Fund’s performance, however, was the healthcare sector, with those companies in the pharmaceuticals and healthcare equipment and supplies segments (involved in the wellbeing, health and safety of livestock, pets and also people), contributing most negatively. By far the greatest negative returns came from companies in the U.S., while the greatest positive returns came from those in Chile.

Future of Food

With market sentiment showing little favor to growth stocks, the VanEck Future of Food ETF had a disappointing year, losing 26.14% for the 12 month period. Only the industrial sector contributed positively to performance and then only minimally. The greatest detractors from performance were the materials and consumer staples sectors. By far the greatest negative returns came from companies in the U.S., while the greatest positive returns came from those in China.

The three top positive contributions to the Fund’s performance came from: Corteva (5.4% of Fund net assets†), Deere & Company (6.0% of Fund net assets†) and Valmont Industries (3.8% of Fund net assets†). The companies that detracted most from performance were: Oatly Group (1.3% of Fund net assets†), AppHarvest (0.6% of Fund net assets†) and Tattooed Chef (0.2% of Fund net assets†).

Gold Miners

The stocks of both major gold miners and their junior peers had a disappointing year. While persistent inflation might usually have been propitious, the U.S. Federal Reserve Bank’s raising of interest rates during the year was not. Perhaps affected more than generally by the many uncertainties that abounded in the market and the rising cost of materials, the junior gold miners (VanEck Junior Gold Miners ETF) posted a loss of 14.48% and larger gold miners (VanEck Gold Miners ETF) posted a loss of 8.87% for the 12 month period.

Among the larger mining stocks, companies in China and the Brazil contributed the most to performance. U.S. and Canadian companies detracted the most from performance. Among the juniors, Brazil and Turkey were the strongest contributors, while Canada detracted by far the most from performance.

The three top positive contributions to the VanEck Gold Miners ETF’s performance came from: Northern Star Resources (3.8% of Fund net assets†), Alamos Gold (1.7% of Fund net assets†) and Yamana Gold (2.3% of Fund net assets†). The companies that detracted most from performance were: Newmont Corporation (12.6% of Fund net assets†), Newcrest Mining (4.3% of Fund net assets†) and Evolution Mining (1.6% of Fund net assets†).

The three top positive contributions to the VanEck Junior Gold Miners ETF’s performance came from: Yamana Gold (6.0% of Fund net assets†), Koza Altin Isletmeleri (1.8% of Fund net assets†) and Alamos Gold (4.2% of Fund net assets†). The companies that detracted most from performance were: Pan American Silver (3.9% of Fund net assets†), Evolution Mining (3.4% of Fund net assets†) and Equinox Gold (0.9% of Fund net assets†).

Green Metals

The VanEck Green Metals ETF had a disappointing year, losing 16.99% for the 12 month period, not least reflecting the market’s continuing move away from growth stocks. The greatest positive returns came from companies in the Australia. However, their contributions were significantly counterbalanced by losses from Chinese companies operating across much of the spectrum of green metals.

The three top positive contributions to the Fund’s performance came from: Glencore (8.6% of Fund net assets†), Albemarle (5.8% of Fund net assets†) and Teck Resources (5.2% of Fund net assets†). The companies that detracted most from performance were: MMC Norilsk Nickel (sold by Fund by period end), China

3

VANECK ETFs

MANAGEMENT DISCUSSION (continued)

Northern Rare Earth (Group) High-Tech (2.5% of Fund net assets†) and Zhejiang Huayou Cobalt (3.2% of Fund net assets†).

Low Carbon Energy

While traditional energy stocks thrived in 2022, in contrast, reflecting amongst other things the market’s negative sentiment towards structural growth, the performance of low carbon energy stocks during the 12 month period was both volatile and disappointing, with the VanEck Low Carbon Energy ETF recording a loss of 29.52%. While companies in the information technology sector contributed the most positively to performance, their contributions, together with those in the other sectors contributing positively, were counterbalanced by the significant losses from companies in the consumer discretionary sector. Brazil and Spain were the best performing countries. Companies from China and the U.S. detracted by far the most from performance.

The three top positive contributions to the Fund’s performance came from: Enphase Energy (5.5% of Fund net assets†), First Solar (2.5% of Fund net assets†) and Vestas Wind Systems (5.7% of Fund net assets†). The companies that detracted most from performance were: Tesla (6.2% of Fund net assets†), NIO (2.9% of Fund net assets†) and XPeng (1.1% of Fund net assets†)

Natural Resources

Natural resources stocks had a volatile, but ultimately successful, year with the VanEck Natural Resources ETF gaining 7.10% over the 12 month period under review. During the year, stocks were helped by commodity prices remaining resilient. The energy sector contributed by far the most to performance, while the healthcare sector was the greatest detractor. U.S. companies contributed by far the most to performance, while Russian companies detracted the most.

The three top positive contributions to the Fund’s performance came from: Exxon Mobil (5.2% of Fund net assets†), Chevron (3.9% of Fund net assets†) and Deere & Company (5.9% of Fund net assets†). The companies that detracted most from performance were: Bayer (2.5% of Fund net assets†), Kubota (0.6% of Fund net assets†) and Gazprom (sold by the Fund by period end).

Oil Refiners

Benefiting from high traditional energy prices, oil refining stocks had a good year with the VanEck Oil Refiners ETF recording a gain of 18.50% over the 12 month period. Exposure to refiners in the U.S. contributed by far the most to the Fund’s total return. The only significant negative contributing countries were Taiwan and South Korea.

The three top positive contributions to the Fund’s performance came from: Marathon Petroleum (8.3% of Fund net assets†), Valero Energy (6.7% of Fund net assets†) and Phillips 66 (6.9% of Fund net assets†). The companies that detracted most from performance were: SK Innovation (4.3% of Fund net assets†), Formosa Petrochemical (4.3% of Fund net assets†) and Reliance Industries (7.5% of Fund net assets†).

Oil Services

On the back of a strong traditional energy sector and high crude oil prices, oil services stocks performed extremely well in 2022 and the VanEck Oil Services ETF ended the 12 month period up 66.14%. The oil service stocks in the U.S., with the largest average country weighting, contributed by far the most to performance and no countries detracted from performance.

The three top positive contributions to the Fund’s performance came from: Schlumberger (19.7% of Fund net assets†), Halliburton (11.7% of Fund net assets†) and Helmerich & Payne (4.5% of Fund net assets†). The companies that detracted from performance were: DMC Global (sold by the Fund by period end) and Core Laboratories (0.8% of Fund net assets†). Oil States International (0.6% of Fund net assets†) contributed least positively.

4

Rare Earth and Strategic Metals

The VanEck Rare Earth/Strategic Metals ETF had disappointing year in 2022, losing 30.68%. Despite firm lithium prices during the year, the Fund suffered from the continuing rotation in the market out of growth and into value stocks. The majority of the companies in the Fund’s portfolio contributed negatively to returns. And of those few companies contributing positively, those involved in the mining of lithium and/or production of lithium contributed the most. The greatest detractors from performance were three companies with mining operations and/or production involving rare earths and cobalt.

The three top positive contributions to the Fund’s performance came from: Pilbara Minerals (7.3% of Fund net assets†), Sigma Lithium (4.1% of Fund net assets†) and Eramet (2.5% of Fund net assets†). The companies that detracted most from performance were: China Northern Rare Earth (Group) High-Tech (7.5% of Fund net assets†), MP Materials (4.5% of Fund net assets†) and Zhejiang Huayou Cobalt (7.8% of Fund net assets†).

Steel

Strong demand and steel consumption, following the restrictions and lockdowns of 2021, resulted in the VanEck Steel ETF recording a gain of 13.87% for the 12 month period. The U.S., followed by Brazil, were the greatest contributors to performance. Only two countries, China and Luxembourg, detracted from performance and, then, only minimally.

The three top positive contributions to the Fund’s performance came from: Vale (12.3% of Fund net assets†), Tenaris (5.1% of Fund net assets†) and Steel Dynamics (5.0% of Fund net assets†). The companies that detracted most from performance were: Ternium (4.6% of Fund net assets†), Companhia Siderurgica Nacional (4.4% of Fund net assets†) and ArcelorMittal (4.8% of Fund net assets†).

Uranium+Nuclear Energy

Having had a volatile year, stocks in the VanEck Uranium+Nuclear Energy ETF recorded a gain of 2.10% for the 12 month period. Utilities companies were the greatest contributors to the Fund’s positive total return, with only the energy sector detracting from performance. Geographically, companies in the U.S contributed the most to performance, while those in Finland were the greatest detractors from performance.

The three top positive contributions to the Fund’s performance came from: Constellation Energy (6.4% of Fund net assets†), PG&E (6.1% of Fund net assets†) and Electricite de France (5.0% of Fund net assets†). The companies that detracted most from performance were: Fortum (4.5% of Fund net assets†), Dominion Energy (8.3% of Fund net assets†) and Endesa (4.4% of Fund net assets†).

†All Funds assets referenced are Total Net Assets as of December 31, 2022.

5

VANECK AGRIBUSINESS ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVMOOTR[1]	SPTR[2]
One Year	(8.12)%	(7.95)%	(7.64)%	(18.11)%
Five Year	8.45%	8.47%	8.61%	9.42%
Ten Year	6.98%	6.96%	7.21%	12.56%

[1]	MVIS® Global Agribusiness Index (MVMOOTR) is a rules based index intended to give investors a means of tracking the overall performance of the companies in the global agribusiness segment which includes: agri-chemicals, animal health and fertilizers, seeds and traits, from farm/irrigation equipment and farm machinery, aquaculture and fishing, livestock, cultivation and plantations (including grain, oil palms, sugar cane, tobacco leafs, grapevines etc.) and trading of agricultural products.

Index data prior to March 18, 2013 reflects that of the DAXglobal Agribusiness Index (DXAG). From March 18, 2013, forward, the index data reflects that of the MVIS® Global Agribusiness Index (MVMOOTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

6

VANECK FUTURE OF FOOD ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MSCI ACWI[1]
One Year	(26.21)%	(26.14)%	(18.36)%
Life*	(23.20)%	(23.31)%	(14.00)%

*	Inception of Fund: 11/30/21; First Day of Secondary Market Trading: 12/01/21.

[1]	MSCI All Country World Index (MSCI ACWI), (NDUEACWF) represents large- and mid-cap companies across developed and emerging market countries. The index covers approximately 85% of the global investable equity opportunity set.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

7

VANECK GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	GDMNTR[1]	SPTR[2]
One Year	(9.05)%	(8.87)%	(8.63)%	(18.11)%
Five Year	5.33%	5.34%	5.68%	9.42%
Ten Year	(3.89)%	(3.87)%	(3.52)%	12.56%

[1]	NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization weighted index comprised of publicly traded companies involved in the mining for gold and silver.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

8

VANECK GREEN METALS ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVGMETTR[1]	SPTR[2]
One Year	(17.14)%	(16.99)%	(16.24)%	(18.11)%
Life*	(14.36)%	(14.58)%	(14.11)%	(14.61)%

*	Inception of Fund: 11/9/21; First Day of Secondary Market Trading: 11/10/21.

[1]	MVIS® Global Clean-Tech Metals Index (MVGMETTR) is a global index that tracks the performance of “Green Metals Companies” which are involved in the production, refining, processing and recycling of green metals. “Green metals” are metals used in the applications, products and processes that enable the energy transition from fossil fuels to cleaner energy sources and technologies.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

9

VANECK JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVGDXJTR[1]	SPTR[2]
One Year	(14.55)%	(14.48)%	(14.27)%	(18.11)%
Five Year	1.83%	1.77%	2.27%	9.42%
Ten Year	(6.61)%	(6.61)%	(6.33)%	12.56%

1	MVIS® Global Junior Gold Miners Index (MVGDXJTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of small-capitalization companies that are involved primarily in the mining for gold and/or silver.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

10

VANECK LOW CARBON ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

	Average Annual Total Return
	Share Price	NAV	MVSMOGTR[1]	SPTR[2]
One Year	(29.89)%	(29.52)%	(29.57)%	(18.11)%
Five Year	13.18%	13.31%	13.93%	9.42%
Ten Year	13.69%	13.67%	13.98%	12.56%

[1]	MVIS® Global Low Carbon Energy Index (MVSMOGTR) normally invests at least 80% of its total assets in stocks of low carbon energy companies.

Index data prior to April 26, 2021 reflects that of the Ardour Global IndexSM (Extra Liquid) (AGIXLT). From April 26, 2021 forward, the index data reflects that of the MVIS® Global Low Carbon Energy Index (MVSMOGTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

11

VANECK NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	RVEIT[1]	SPTR[2]
One Year	7.76%	7.10%	7.29%	(18.11)%
Five Year	8.66%	8.66%	8.73%	9.42%
Ten Year	5.82%	5.79%	5.95%	12.56%

[1]	VanEck® Natural Resources Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

12

VANECK OIL REFINERS ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVCRAKTR[1]	SPTR[2]
One Year	19.00%	18.50%	18.62%	(18.11)%
Five Year	2.73%	2.92%	3.02%	9.42%
Life*	8.91%	8.90%	8.96%	10.61%

*	Inception of Fund: 8/18/15; First Day of Secondary Market Trading: 8/19/15.

[1]	MVIS® Global Oil Refiners Index (MVCRAKTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in crude oil refining which may include: gasoline, diesel, jet fuel, fuel oil, naphtha, and other petrochemicals.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

13

VANECK OIL SERVICES ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVOIHTR[1]	SPTR[2]
One Year	66.07%	66.14%	66.49%	(18.11)%
Five Year	(8.88)%	(8.86)%	(8.90)%	9.42%
Ten Year	(7.33)%	(7.33)%	(7.44)%	12.56%

[1]	MVIS® US Listed Oil Services 25 Index (MVOIHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies involved in oil services to the upstream oil sector.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

14

VANECK RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVREMXTR[1]	SPTR[2]
One Year	(31.08)%	(30.68)%	(32.23)%	(18.11)%
Five Year	0.81%	1.07%	0.21%	9.42%
Ten Year	(3.95)%	(3.97)%	(4.49)%	12.56%

[1]	MVIS® Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the rare earth and strategic metals segment.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

15

VANECK STEEL ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	STEEL[1]	SPTR[2]
One Year	14.10%	13.87%	14.66%	(18.11)%
Five Year	9.55%	9.59%	10.22%	9.42%
Ten Year	5.48%	5.44%	5.83%	12.56%

[1]	NYSE Arca Steel Index (STEEL) is a modified market capitalization weighted index comprised of common stocks and ADRs of selected companies that are primarily involved in a variety of activities that are related to steel production.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

16

VANECK URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVNLRTR[1]	SPTR[2]
One Year	2.24%	2.10%	2.56%	(18.11)%
Five Year	4.85%	4.86%	4.78%	9.42%
Ten Year	5.71%	5.70%	5.57%	12.56%

[1]	MVIS® Global Uranium & Nuclear Energy Index (MVNLRTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy.

Index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index (DXNE). From March 24, 2014, forward, the index data reflects that of the MVIS® Global Uranium & Nuclear Energy Index (MVNLRTR). All index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

17

VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects, if applicable, temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Gold Miners Index and Steel Index are published by ICE Data Indices, LLC (ICE Data). The Agribusiness Index, Green Metal Index, Junior Gold Miners Index, Low Carbon Energy, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Uranium & Nuclear Energy Index are published by MarketVector Indexes GmbH (MarketVector), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The Natural Resources Index is published by S-Network Global Indexes, LLC (S-Network).

ICE Data, MarketVector and S-Network are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

18

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 to December 31, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2022 - December 31, 2022(a)
Agribusiness ETF
Actual	$1,000.00	$1,014.00	0.54%	$2.74
Hypothetical (b)	$1,000.00	$1,022.48	0.54%	$2.75
Future of Food ETF
Actual	$1,000.00	$567.80	0.69%	$2.73
Hypothetical (b)	$1,000.00	$1,021.73	0.69%	$3.52
Gold Miners ETF
Actual	$1,000.00	$1,061.10	0.51%	$2.65
Hypothetical (b)	$1,000.00	$1,022.63	0.51%	$2.60
Green Metals ETF
Actual	$1,000.00	$992.80	0.66%	$3.32
Hypothetical (b)	$1,000.00	$1,021.88	0.66%	$3.36
Junior Gold Miners ETF
Actual	$1,000.00	$1,114.20	0.52%	$2.77
Hypothetical (b)	$1,000.00	$1,022.58	0.52%	$2.65
Low Carbon Energy ETF
Actual	$1,000.00	$899.80	0.65%	$3.11
Hypothetical (b)	$1,000.00	$1,021.93	0.65%	$3.31
Natural Resources ETF
Actual	$1,000.00	$1,119.40	0.50%	$2.67
Hypothetical (b)	$1,000.00	$1,022.68	0.50%	$2.55
19

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2022 - December 31, 2022(a)
Oil Refiners ETF
Actual	$1,000.00	$1,083.50	0.61%	$3.20
Hypothetical (b)	$1,000.00	$1,022.13	0.61%	$3.11
Oil Services ETF
Actual	$1,000.00	$1,319.20	0.35%	$2.05
Hypothetical (b)	$1,000.00	$1,023.44	0.35%	$1.79
Rare Earth/Strategic Metals ETF
Actual	$1,000.00	$890.10	0.56%	$2.67
Hypothetical (b)	$1,000.00	$1,022.38	0.56%	$2.85
Steel ETF
Actual	$1,000.00	$1,224.50	0.56%	$3.14
Hypothetical (b)	$1,000.00	$1,022.38	0.56%	$2.85
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$1,074.70	0.61%	$3.19
Hypothetical (b)	$1,000.00	$1,022.13	0.61%	$3.11

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses

20

VANECK AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 99.9%
Australia: 2.7%
Incitec Pivot Ltd.	6,506,955	$16,498,555
Treasury Wine Estates Ltd.	2,173,910	20,003,832
		36,502,387
Brazil: 3.0%
Rumo SA	4,398,400	15,536,078
Yara International ASA (NOK)	556,177	24,291,210
		39,827,288
Canada: 6.4%
Nutrien Ltd. (USD)	1,174,736	85,790,970
Chile: 3.0%
Sociedad Quimica y Minera de Chile SA (ADR)	510,650	40,770,296
China: 4.7%
China Mengniu Dairy Co. Ltd. (HKD) *	5,806,000	26,181,572
Wilmar International Ltd. (SGD)	11,754,451	36,570,356
		62,751,928
Denmark: 1.0%
Bakkafrost P/F (NOK)	169,210	10,505,191
Schouw & Co. A/S	48,955	3,674,604
		14,179,795
Germany: 7.7%
Bayer AG	1,738,025	89,188,813
K+S AG	720,494	14,161,275
		103,350,088
Indonesia: 0.2%
Golden Agri-Resources Ltd. (SGD)	13,844,045	2,580,244
Israel: 1.2%
ICL Group Ltd. (USD) †	2,135,390	15,609,701
Japan: 3.8%
Kubota Corp. †	2,778,730	37,758,603
Maruha Nichiro Corp.	125,800	2,380,984
NH Foods Ltd.	282,800	7,853,297
Nissui Corp.	882,300	3,655,156
		51,648,040
Malaysia: 2.4%
IOI Corp. Bhd	7,477,155	6,881,065
Kuala Lumpur Kepong Bhd	1,339,070	6,805,730
PPB Group Bhd	2,034,980	8,056,765
Sime Darby Plantation Bhd	9,372,500	9,904,065
		31,647,625
Netherlands: 0.8%
OCI NV	300,832	10,723,331
Norway: 3.2%
Leroy Seafood Group ASA	941,930	5,248,700
Mowi ASA	1,576,792	26,721,164
Salmar ASA	267,801	10,444,405
		42,414,269
Russia: 0.0%
PhosAgro PJSC ∞	97,916	0
PhosAgro PJSC (USD) (GDR) ∞	1,892	0
	Number of Shares	Value
Russia (continued)
PhosAgro PJSC (USD) (GDR) ∞	1	$0
		0
Singapore: 0.7%
Charoen Pokphand Indonesia Tbk PT (IDR)	27,160,100	9,858,866
Switzerland: 0.8%
Bucher Industries AG	25,080	10,460,379
Taiwan: 0.4%
Taiwan Fertilizer Co. Ltd.	2,804,000	4,876,613
Thailand: 1.0%
Charoen Pokphand Foods PCL (NVDR)	18,152,736	12,978,603
United Kingdom: 4.5%
CNH Industrial NV (USD)	3,339,983	53,640,127
Genus Plc	205,530	7,341,324
		60,981,451
United States: 52.4%
AGCO Corp.	185,318	25,701,753
Archer-Daniels-Midland Co.	812,902	75,477,951
Balchem Corp.	72,580	8,862,744
Beyond Meat, Inc. * †	187,151	2,303,829
Bunge Ltd.	355,203	35,438,603
CF Industries Holdings, Inc.	457,837	39,007,712
Corteva, Inc.	1,296,004	76,179,115
Darling Ingredients, Inc. *	476,716	29,837,655
Deere & Co.	249,894	107,144,552
Elanco Animal Health, Inc. *	999,984	12,219,805
FMC Corp.	341,499	42,619,075
Mosaic Co.	922,646	40,476,480
Neogen Corp. *	594,119	9,048,432
Pilgrim’s Pride Corp. *	160,193	3,801,380
Toro Co.	298,101	33,745,033
Tyson Foods, Inc.	861,121	53,604,782
Zoetis, Inc.	733,520	107,497,356
		702,966,257
Total Common Stocks (Cost: $1,421,100,928)		1,339,918,131

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1%
Money Market Fund: 0.1% (Cost: $1,586,727)
State Street Navigator Securities Lending Government Money Market Portfolio	1,586,727	1,586,727
Total Investments: 100.0% (Cost: $1,422,687,655)		1,341,504,858
Liabilities in excess of other assets: 0.0%		(481,849)
NET ASSETS: 100.0%		$1,341,023,009

See Notes to Financial Statements

21

VANECK AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,362,658.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Materials	31.3%	$419,867,078
Consumer Staples	30.7	410,768,799
Industrials	21.2	283,986,525
Health Care	16.8	225,295,729
	100.0%	$1,339,918,131

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$36,502,387	$—	$36,502,387
Brazil	—	39,827,288	—	39,827,288
Canada	85,790,970	—	—	85,790,970
Chile	40,770,296	—	—	40,770,296
China	—	62,751,928	—	62,751,928
Denmark	—	14,179,795	—	14,179,795
Germany	—	103,350,088	—	103,350,088
Indonesia	—	2,580,244	—	2,580,244
Israel	15,609,701	—	—	15,609,701
Japan	—	51,648,040	—	51,648,040
Malaysia	8,056,765	23,590,860	—	31,647,625
Netherlands	—	10,723,331	—	10,723,331
Norway	—	42,414,269	—	42,414,269
Russia	—	—	0	0
Singapore	—	9,858,866	—	9,858,866
Switzerland	—	10,460,379	—	10,460,379
Taiwan	—	4,876,613	—	4,876,613
Thailand	—	12,978,603	—	12,978,603
United Kingdom	53,640,127	7,341,324	—	60,981,451
United States	702,966,257	—	—	702,966,257
Money Market Fund	1,586,727	—	—	1,586,727
Total Investments	$908,420,843	$433,084,015	$0	$1,341,504,858

See Notes to Financial Statements

22

VANECK FUTURE OF FOOD ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 95.9%
Brazil: 2.2%
Yara International ASA (NOK)	1,385	$60,490
Canada: 2.3%
Maple Leaf Foods, Inc. †	1,650	29,774
Nutrien Ltd. (USD)	450	32,864
		62,638
China: 2.7%
Vitasoy International Holdings Ltd. (HKD)	36,000	74,002
Denmark: 6.8%
Chr. Hansen Holding A/S	1,506	108,003
Novozymes A/S	1,518	76,781
		184,784
France: 2.4%
Danone SA	1,221	64,161
Germany: 3.2%
Symrise AG	789	85,433
Ireland: 3.1%
Kerry Group Plc	921	83,703
Isle of Man: 0.3%
Agronomics Ltd. *	57,531	8,160
Israel: 0.0%
Else Nutrition Holdings, Inc. (CAD) * †	2,502	1,016
Japan: 1.8%
Kubota Corp.	3,600	48,918
Mexico: 3.2%
Orbia Advance Corp. SAB de CV	48,210	85,350
Netherlands: 1.0%
Corbion NV	795	27,116
Norway: 0.2%
Atlantic Sapphire ASA * †	8,175	6,176
Philippines: 0.8%
Monde Nissin Corp. 144A	110,700	22,088
Sweden: 2.0%
BioGaia AB	2,460	19,726
Oatly Group AB (ADR) * †	20,139	35,042
		54,768
Switzerland: 8.4%
Bucher Industries AG	162	67,567
Givaudan SA	30	91,833
Nestle SA	576	66,494
		225,894
	Number of Shares	Value
United States: 55.5%
AgEagle Aerial Systems, Inc. *	2,532	$886
AppHarvest, Inc. * †	29,643	16,819
Archer-Daniels-Midland Co.	867	80,501
Balchem Corp.	231	28,207
Ball Corp.	1,383	70,727
Benson Hill, Inc. *	10,593	27,012
Berry Global Group, Inc.	522	31,544
Beyond Meat, Inc. * †	1,192	14,674
Bunge Ltd.	1,239	123,615
Cadiz, Inc. * †	4,329	10,823
Conagra Brands, Inc.	1,188	45,976
Corteva, Inc.	2,471	145,245
Deere & Co.	375	160,786
Ecolab, Inc.	165	24,017
FMC Corp.	543	67,766
Ginkgo Bioworks Holdings, Inc. *	6,228	10,525
Ingredion, Inc.	1,533	150,128
International Flavors & Fragrances, Inc.	762	79,888
John Bean Technologies Corp.	399	36,441
Kellogg Co.	585	41,675
Lindsay Corp.	498	81,099
Local Bounti Corp. *	4,164	5,788
Tattooed Chef, Inc. * †	4,148	5,102
Titan International, Inc. *	2,535	38,836
Trimble, Inc. *	1,299	65,677
Tyson Foods, Inc.	456	28,386
Valmont Industries, Inc.	306	101,185
		1,493,328
Total Common Stocks (Cost: $3,257,054)		2,588,025

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.7%
Money Market Fund: 2.7% (Cost: $73,186)
State Street Navigator Securities Lending Government Money Market Portfolio	73,186	73,186
Total Investments: 98.6% (Cost: $3,330,240)		2,661,211
Other assets less liabilities: 1.4%		36,673
NET ASSETS: 100.0%		$2,697,884

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
HKD	Hong Kong Dollar
NOK	Norwegian Krone
USD	United States Dollar

See Notes to Financial Statements

23

VANECK FUTURE OF FOOD ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $104,114.
*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $22,088, or 0.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Materials	39.6%	$1,025,791
Consumer Staples	35.6	922,130
Industrials	20.7	535,718
Information Technology	2.6	65,677
Health Care	0.8	19,726
Utilities	0.4	10,823
Financials	0.3	8,160
	100.0%	$2,588,025

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Brazil	$—	$60,490	$—	$60,490
Canada	62,638	—	—	62,638
China	—	74,002	—	74,002
Denmark	—	184,784	—	184,784
France	—	64,161	—	64,161
Germany	—	85,433	—	85,433
Ireland	—	83,703	—	83,703
Isle of Man	—	8,160	—	8,160
Israel	1,016	—	—	1,016
Japan	—	48,918	—	48,918
Mexico	85,350	—	—	85,350
Netherlands	—	27,116	—	27,116
Norway	—	6,176	—	6,176
Philippines	—	22,088	—	22,088
Sweden	35,042	19,726	—	54,768
Switzerland	—	225,894	—	225,894
United States	1,493,328	—	—	1,493,328
Money Market Fund	73,186	—	—	73,186
Total Investments	$1,750,560	$910,651	$—	$2,661,211

See Notes to Financial Statements

24

VANECK GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 100.1%
Australia: 13.3%
Capricorn Metals Ltd. * ‡	19,415,300	$60,639,778
Evolution Mining Ltd. ‡	95,106,505	193,675,761
Gold Road Resources Ltd. † ‡	55,764,287	64,292,600
Newcrest Mining Ltd.	36,969,087	516,336,077
Northern Star Resources Ltd. † ‡	60,084,266	447,846,466
OceanaGold Corp. (CAD) * † ‡	36,498,333	69,497,546
Perseus Mining Ltd. ‡	70,874,043	101,580,825
Regis Resources Ltd. † ‡	39,131,997	54,855,943
Silver Lake Resources Ltd. * ‡	48,187,172	39,070,300
West African Resources Ltd. * ‡	52,936,954	42,653,378
		1,590,448,674
Brazil: 8.3%
Wheaton Precious Metals Corp. (USD)	18,136,792	708,785,831
Yamana Gold, Inc. (USD) ‡	49,807,520	276,431,736
		985,217,567
Burkina Faso: 0.5%
IAMGOLD Corp. (USD) * † ‡	24,825,934	64,050,910
Canada: 42.0%
Agnico Eagle Mines Ltd. (USD)	18,295,883	951,202,957
Alamos Gold, Inc. (USD) ‡	20,347,023	205,708,403
Aya Gold & Silver, Inc. * † ‡	5,440,812	36,219,878
B2Gold Corp. (USD) † ‡	55,694,542	198,829,515
Barrick Gold Corp. (USD)	70,705,926	1,214,727,809
Dundee Precious Metals, Inc. ‡	9,872,633	47,434,105
Endeavour Silver Corp. (USD) * † ‡	9,828,212	31,843,407
Equinox Gold Corp. (USD) * † ‡	15,810,646	51,858,919
First Majestic Silver Corp. (USD) † ‡	13,618,783	113,580,650
Fortuna Silver Mines, Inc. (USD) * † ‡	15,039,606	56,398,522
Franco-Nevada Corp. (USD)	7,691,309	1,049,709,852
K92 Mining, Inc. * † ‡	12,076,502	68,361,763
Kinross Gold Corp. (USD) † ‡	65,092,456	266,228,145
New Gold, Inc. (USD) * ‡	35,362,806	34,655,550
Osisko Gold Royalties Ltd. (USD) † ‡	9,557,838	115,363,105
Pan American Silver Corp. (USD) ‡	10,911,292	178,290,511
Sandstorm Gold Ltd. (USD) † ‡	15,456,059	81,298,870
SilverCrest Metals, Inc. (USD) * † ‡	7,603,879	45,623,274
SSR Mining, Inc. (USD) ‡	10,708,019	167,794,658
Torex Gold Resources, Inc. * ‡	4,449,177	51,060,705
Wesdome Gold Mines Ltd. * ‡	7,384,974	40,768,741
		5,006,959,339
	Number of Shares	Value
China: 4.6%
Zhaojin Mining Industry Co. Ltd. (HKD) * † ‡	135,245,000	$149,510,918
Zijin Mining Group Co. Ltd. (HKD) ‡	297,340,000	399,648,130
		549,159,048
Egypt: 0.7%
Centamin Plc (GBP) ‡	59,937,312	81,495,953
Kyrgyzstan: 0.5%
Centerra Gold, Inc. (CAD) ‡	11,406,803	59,014,494
Peru: 0.8%
Cia de Minas Buenaventura SAA (ADR) † ‡	13,149,730	97,965,488
South Africa: 5.2%
DRDGOLD Ltd. (ADR) † ‡	4,481,052	33,159,785
Gold Fields Ltd. (ADR) † ‡	46,198,984	478,159,484
Harmony Gold Mining Co. Ltd. (ADR) † ‡	32,034,009	108,915,631
		620,234,900
Tanzania: 3.5%
AngloGold Ashanti Ltd. (ADR) ‡	21,691,565	421,250,192
Turkey: 0.7%
Eldorado Gold Corp. (USD) * ‡	9,574,329	80,041,390
United Kingdom: 2.3%
Endeavour Mining Plc (CAD) † ‡	12,746,407	272,623,252
United States: 17.7%
Coeur Mining, Inc. * ‡	14,560,702	48,923,959
Hecla Mining Co. ‡	31,423,391	174,714,054
Newmont Corp.	31,851,867	1,503,408,122
Royal Gold, Inc. ‡	3,402,236	383,500,043
		2,110,546,178
Total Common Stocks (Cost: $12,022,894,396)		11,939,007,385

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.0%
Money Market Fund: 1.0% (Cost: $120,829,768)
State Street Navigator Securities Lending Government Money Market Portfolio	120,829,768	120,829,768
Total Investments: 101.1% (Cost: $12,143,724,164)		12,059,837,153
Liabilities in excess of other assets: (1.1)%		(125,793,555)
NET ASSETS: 100.0%		$11,934,043,598

See Notes to Financial Statements

25

VANECK GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $225,906,317.

Summary of Investments by Sector	% of
Excluding Collateral for Securities Loaned	Investments	Value
Gold	94.5%	$11,302,337,088
Silver	5.1	591,047,023
Precious Metals & Minerals	0.4	45,623,274
	100.0%	$11,939,007,385

See Notes to Financial Statements

26

Transactions in securities of affiliates for the period ended December 31, 2022 were as follows:

						Net Change in
						Unrealized
	Value		Sales	Realized Gain	Dividend	Appreciation	Value
	12/31/2021	Purchases	Proceeds	(Loss)	Income	(Depreciation)	12/31/2022

Alamos Gold, Inc.	$–(a)	$73,875,892	$(50,671,182)	$8,411,191	$1,980,991	$39,312,079	$205,708,403
AngloGold Ashanti Ltd.	–(a)	190,954,945	(119,069,001)	3,099,864	9,084,881	(44,847,629)	421,250,192
Aya Gold & Silver, Inc.	–(a)	15,914,527	(10,562,557)	(849,877)	–	(3,634,438)	36,219,878
B2Gold Corp.	–(a)	98,809,388	(59,599,911)	4,765,179	8,582,209	(30,390,800)	198,829,515
Capricorn Metals Ltd.	–(a)	23,671,009	(15,100,138)	974,011	–	10,021,790	60,639,778
Centamin Plc	–(a)	30,691,285	(21,449,329)	(3,741,765)	4,492,785	13,429,240	81,495,953
Centerra Gold, Inc.	–(a)	53,323,860	(46,803,411)	(19,840,031)	3,047,773	(30,007,563)	59,014,494
Cia de Minas Buenaventura SAA	–(a)	51,379,755	(30,618,936)	(9,823,722)	958,770	4,097,104	97,965,488
Coeur Mining, Inc.	–(a)	29,612,046	(15,528,574)	(8,241,029)	–	(14,747,318)	48,923,959
DRDGOLD Ltd.	–(a)	15,966,814	(9,685,019)	(2,968,018)	1,409,122	(2,893,279)	33,159,785
Dundee Precious Metals, Inc.	–(a)	25,131,009	(16,250,600)	1,225,686	1,583,520	(15,576,898)	47,434,105
Eldorado Gold Corp.	–(a)	39,122,071	(23,499,530)	(8,473,101)	–	(3,366,108)	80,041,390
Endeavour Mining Plc	–(a)	134,400,455	(89,163,876)	9,951,800	8,371,248	(26,075,996)	272,623,252
Endeavour Silver Corp.	–(a)	19,891,318	(9,714,659)	(2,502,879)	–	(7,963,462)	31,843,407
Equinox Gold Corp.	–(a)	44,244,431	(23,443,964)	(9,199,858)	–	(50,504,810)	51,858,919
Evolution Mining Ltd.	–(a)	109,906,932	(63,256,454)	(11,342,305)	3,791,177	(84,300,525)	193,675,761
First Majestic Silver Corp.	–(a)	68,786,735	(37,539,554)	(2,896,245)	351,509	(42,077,210)	113,580,650
Fortuna Silver Mines, Inc.	–(a)	24,495,443	(15,480,815)	(2,658,432)	–	(746,507)	56,398,523
Gold Fields Ltd.	–(a)	235,767,976	(147,768,809)	40,998,789	14,715,196	(86,483,138)	478,159,484
Gold Road Resources Ltd.	–(a)	31,006,945	(14,609,513)	(361,266)	492,166	3,151,800	64,292,600
Harmony Gold Mining Co. Ltd.	113,149,948	58,090,129	(33,256,594)	(2,757,961)	1,253,161	(26,309,891)	108,915,631
Hecla Mining Co.	–(a)	81,721,895	(38,826,611)	5,228,955	624,751	1,151,837	174,714,054
IAMGOLD Corp.	–(a)	27,923,069	(15,605,865)	(8,660,258)	–	(6,260,898)	64,050,910
K92 Mining, Inc.	–(a)	36,067,974	(19,722,625)	(900,107)	–	(3,083,763)	68,361,763
Kinross Gold Corp.	–(a)	154,596,285	(98,564,648)	(15,740,934)	7,959,339	(99,235,435)	266,228,145
New Gold, Inc.	–(a)	22,284,564	(12,598,485)	(690,722)	–	(19,947,146)	34,655,550
Northern Star Resources Ltd.	–(a)	184,574,521	(119,815,006)	(12,313,509)	8,604,514	37,992,577	447,846,466
OceanaGold Corp.	–(a)	33,851,367	(20,936,200)	(4,083,009)	–	5,910,732	69,497,545
Osisko Gold Royalties Ltd.	–(a)	59,894,537	(32,940,009)	168,372	1,558,409	(2,810,419)	115,363,105
Pan American Silver Corp.	–(a)	114,414,190	(66,594,010)	(1,238,264)	4,800,935	(102,792,615)	178,290,511
Perseus Mining Ltd.	–(a)	48,448,473	(25,372,011)	7,289,689	1,145,960	6,393,509	101,580,825
Regis Resources Ltd.	–(a)	24,139,475	(15,302,120)	(7,332,452)	496,729	5,420,214	54,855,943
Royal Gold, Inc.	–(a)	185,756,692	(116,713,925)	9,601,492	4,600,527	(3,512,728)	383,500,042
Sandstorm Gold Ltd.	–(a)	60,518,144	(15,842,822)	2,206,118	659,974	(18,578,025)	81,298,870
Silver Lake Resources Ltd.	–(a)	30,305,067	(14,917,174)	(2,958,766)	–	(24,580,289)	39,070,300
SilverCrest Metals, Inc.	–	48,320,708	–	–	–	(2,697,434)	45,623,274

See Notes to Financial Statements

27

VANECK GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Transactions in securities of affiliates for the period ended December 31, 2022 were as follows: (continued)

						Net Change in
						Unrealized
	Value		Sales	Realized Gain	Dividend	Appreciation	Value
	12/31/2021	Purchases	Proceeds	(Loss)	Income	(Depreciation)	12/31/2022

SSR Mining, Inc.	–(a)	95,842,312	(61,940,674)	8,104,586	3,039,411	(41,608,502)	167,794,658
Torex Gold Resources, Inc.	–(a)	21,142,480	(13,485,519)	(3,227,611)	–	6,768,788	51,060,705
Wesdome Gold Mines Ltd.	–(a)	33,716,679	(17,758,408)	(1,109,157)	–	(31,126,900)	40,768,741
West African Resources Ltd.	–(a)	21,167,084	(13,959,207)	(1,121,314)	–	(7,544,624)	42,653,378
Yamana Gold, Inc.	–(a)	116,985,687	(77,029,674)	11,948,220	5,965,522	43,032,869	276,431,736
Zhaojin Mining Industry Co. Ltd.	–(a)	55,866,545	(37,340,930)	(4,139,267)	–	35,362,692	149,510,918
Zijin Mining Group Co. Ltd.	–(a)	174,750,590	(116,779,097)	56,479,983	8,608,268	(20,914,881)	399,648,130
	$113,149,948	$3,007,331,303	$(1,805,117,446)	$21,282,076	$108,178,847	$(642,574,000)	$5,994,836,736

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$69,497,546	$1,520,951,128	$—	$1,590,448,674
Brazil	985,217,567	—	—	985,217,567
Burkina Faso	64,050,910	—	—	64,050,910
Canada	5,006,959,339	—	—	5,006,959,339
China	—	549,159,048	—	549,159,048
Egypt	—	81,495,953	—	81,495,953
Kyrgyzstan	59,014,494	—	—	59,014,494
Peru	97,965,488	—	—	97,965,488
South Africa	620,234,900	—	—	620,234,900
Tanzania	421,250,192	—	—	421,250,192
Turkey	80,041,390	—	—	80,041,390
United Kingdom	272,623,252	—	—	272,623,252
United States	2,110,546,178	—	—	2,110,546,178
Money Market Fund	120,829,768	—	—	120,829,768
Total Investments	$9,908,231,024	$2,151,606,129	$—	$12,059,837,153

See Notes to Financial Statements

28

VANECK GREEN METALS ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 100.0%
Australia: 17.2%
Allkem Ltd. *	43,939	$331,549
Glencore Plc (GBP)	292,593	1,941,435
IGO Ltd.	33,862	308,519
Iluka Resources Ltd.	18,067	115,755
Lynas Rare Earths Ltd. *	55,731	292,622
OZ Minerals Ltd.	20,612	386,978
Pilbara Minerals Ltd. *	206,573	521,020
		3,897,878
Canada: 7.3%
Hudbay Minerals, Inc. (USD)	11,327	57,428
Ivanhoe Mines Ltd. *	32,926	260,016
Lithium Americas Corp. (USD) * †	7,619	144,380
Teck Resources Ltd. (USD)	31,065	1,174,878
		1,636,702
Chile: 1.2%
Lundin Mining Corp. (CAD)	42,933	263,311
China: 26.6%
Beijing Easpring Material Technology Co. Ltd.	23,000	187,098
Chengxin Lithium Group Co. Ltd.	52,600	283,639
China Northern Rare Earth Group High-Tech Co. Ltd.	154,468	556,928
China Rare Earth Resources And Technology Co. Ltd. *	43,100	204,288
Ganfeng Lithium Group Co. Ltd.	97,020	972,040
GEM Co. Ltd.	342,600	367,423
Inner Mongolia Xingye Mining Co. Ltd. *	72,700	63,796
Jiangxi Copper Co. Ltd.	109,503	274,827
MMG Ltd. (HKD) *	204,000	51,962
Nanjing Hanrui Cobalt Co. Ltd.	15,700	90,754
Ningbo Shanshan Co. Ltd.	84,100	220,616
Shenghe Resources Holding Co. Ltd.	87,400	176,172
Tianqi Lithium Corp. *	81,200	925,272
Tongling Nonferrous Metals Group Co. Ltd.	487,900	219,136
Western Mining Co. Ltd.	122,300	179,276
Youngy Co. Ltd. *	14,500	204,318
Yunnan Copper Co. Ltd.	91,100	154,266
Yunnan Tin Co. Ltd.	69,700	141,355
Zhejiang Huayou Cobalt Co. Ltd.	90,230	722,225
		5,995,391
Germany: 0.8%
Aurubis AG	2,307	187,231
Japan: 3.0%
Mitsubishi Materials Corp.	6,200	97,455
Sumitomo Metal Mining Co. Ltd.	17,100	597,664
		695,119
	Number of Shares	Value
Liechtenstein: 2.3%
Antofagasta Plc (GBP)	28,185	$523,513
Mexico: 5.2%
Grupo Mexico SAB de CV	228,300	801,447
Southern Copper Corp. (USD)	6,234	376,471
		1,177,918
Poland: 1.1%
KGHM Polska Miedz SA	8,503	247,056
Russia: 0.0%
MMC Norilsk Nickel PJSC ∞	4,405	0
MMC Norilsk Nickel PJSC (ADR) ∞	2	0
		0
South Africa: 15.1%
Anglo American Platinum Ltd.	4,083	340,278
Anglo American Plc (GBP)	48,345	1,883,710
Impala Platinum Holdings Ltd.	48,748	611,754
Northam Platinum Holdings Ltd. *	13,371	147,093
Sibanye Stillwater Ltd. (ADR) †	39,938	425,739
		3,408,574
Sweden: 2.4%
Boliden AB	14,436	543,047
United States: 14.9%
Albemarle Corp.	6,080	1,318,509
Freeport-McMoRan, Inc.	43,757	1,662,766
Livent Corp. *	9,993	198,561
MP Materials Corp. *	7,679	186,446
		3,366,282
Zambia: 2.9%
First Quantum Minerals Ltd. (CAD)	31,471	657,083
Total Common Stocks (Cost: $26,809,490)		22,599,105

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.5%
Money Market Fund: 2.5% (Cost: $555,578)
State Street Navigator Securities Lending Government Money Market Portfolio	555,578	555,578
Total Investments: 102.5% (Cost: $27,365,068)		23,154,683
Liabilities in excess of other assets: (2.5)%		(564,257)
NET ASSETS: 100.0%		$22,590,426

See Notes to Financial Statements

29

VANECK GREEN METALS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $537,745.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Summary of Investments by Sector	% of
Excluding Collateral for Securities Loaned	Investments	Value
Diversified Metals & Mining	57.3%	$12,987,908
Copper	22.0	4,952,638
Specialty Chemicals	11.8	2,662,958
Precious Metals & Minerals	6.8	1,524,864
Forest Products	1.3	283,639
Electrical Components & Equipment	0.8	187,098
	100.0%	$22,599,105

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$3,897,878	$—	$3,897,878
Canada	1,636,702	—	—	1,636,702
Chile	263,311	—	—	263,311
China	—	5,995,391	—	5,995,391
Germany	—	187,231	—	187,231
Japan	—	695,119	—	695,119
Liechtenstein	—	523,513	—	523,513
Mexico	1,177,918	—	—	1,177,918
Poland	—	247,056	—	247,056
Russia	—	—	0	0
South Africa	572,832	2,835,742	—	3,408,574
Sweden	—	543,047	—	543,047
United States	3,366,282	—	—	3,366,282
Zambia	657,083	—	—	657,083
Money Market Fund	555,578	—	—	555,578
Total Investments	$8,229,706	$14,924,977	$0	$23,154,683

See Notes to Financial Statements

30

VANECK JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 100.0%
Australia: 17.3%
Alkane Resources Ltd. * †	20,039,365	$7,291,646
Aurelia Metals Ltd. * †	47,928,981	4,036,032
Australian Strategic Materials Ltd. *	1	1
Bellevue Gold Ltd. * †	32,567,485	25,159,453
Capricorn Metals Ltd. *	13,616,557	42,528,572
Dacian Gold Ltd. *	10,396,606	707,542
De Grey Mining Ltd. * †	57,497,494	50,435,081
Evolution Mining Ltd.	62,357,574	126,985,537
Firefinch Ltd. * †∞	54,133,739	1,651,986
Gold Road Resources Ltd.	43,256,066	49,871,434
Kingsgate Consolidated Ltd. * †	10,582,018	12,402,935
OceanaGold Corp. (CAD) * †	26,946,669	51,309,942
Perseus Mining Ltd.	54,946,610	78,752,697
Ramelius Resources Ltd. †	41,687,243	26,547,588
Red 5 Ltd. * †	89,492,618	12,631,046
Regis Resources Ltd. †	28,157,845	39,472,177
Resolute Mining Ltd. * †	40,260,968	5,422,644
Silver Lake Resources Ltd. *	35,594,421	28,860,061
Silver Mines Ltd. * †	61,790,031	8,482,951
St Barbara Ltd. * †	27,348,096	14,560,589
Tietto Minerals Ltd. *	39,456,992	18,920,412
West African Resources Ltd. * †	39,109,128	31,511,757
Westgold Resources Ltd. *	15,394,391	9,149,755
		646,691,838
Brazil: 6.0%
Yamana Gold, Inc. (USD)	40,453,656	224,517,791
Burkina Faso: 1.1%
IAMGOLD Corp. (USD) * †	16,048,740	41,405,749
Canada: 51.5%
Alamos Gold, Inc. (USD)	15,586,887	157,583,428
Americas Gold & Silver Corp. (USD) * †	8,810,882	5,007,224
Archer Exploration Corp. †	1,728,768	382,767
Aris Mining Corp. †	5,987,186	14,802,814
Arizona Metals Corp. * †	4,732,977	15,055,265
Artemis Gold, Inc. * †	6,188,753	20,051,386
Aya Gold & Silver, Inc. * †	4,267,308	28,407,777
B2Gold Corp. (USD)	36,463,444	130,174,495
Calibre Mining Corp. * †	14,638,580	9,723,401
Dakota Gold Corp. (USD) *	2,659,304	8,110,877
Discovery Silver Corp. * †	10,910,792	11,031,983
Dundee Precious Metals, Inc.	6,448,884	30,984,342
Endeavour Silver Corp. (USD) *	8,163,600	26,450,064
Equinox Gold Corp. (USD) * †	10,661,599	34,970,045
Filo Mining Corp. * †	3,968,508	68,067,549
First Majestic Silver Corp. (USD) †	10,313,105	86,011,296
Fortuna Silver Mines, Inc. (USD) *	12,354,467	46,329,251
Gatos Silver, Inc. (USD) * †	1,619,073	6,622,009
Gold Royalty Corp. (USD) †	5,091,294	11,862,715
GoldMining, Inc. (USD) * †	7,588,500	8,575,005
	Number of Shares	Value
Canada (continued)
i-80 Gold Corp. * †	6,319,054	$17,628,713
K92 Mining, Inc. * †	8,719,908	49,361,005
Karora Resources, Inc. * †	6,951,833	23,857,724
Kinross Gold Corp. (USD) †	48,059,033	196,561,445
Liberty Gold Corp. * †	12,009,395	4,963,476
Lundin Gold, Inc. †	4,052,501	39,569,422
MAG Silver Corp. (USD) * †	3,498,318	54,678,710
Marathon Gold Corp. * †	16,634,819	13,013,697
Maverix Metals, Inc. (USD) †	2,537,226	11,874,218
McEwen Mining, Inc. (USD) * †	1,882,870	11,033,618
Metalla Royalty & Streaming Ltd. (USD) * †	1,936,937	9,510,361
New Found Gold Corp. * †	3,073,245	12,361,478
New Gold, Inc. (USD) *	25,130,809	24,628,193
New Pacific Metals Corp. * †	4,272,862	9,460,560
Novagold Resources, Inc. (USD) *	8,771,418	52,453,080
Orla Mining Ltd. * †	8,953,193	36,210,559
Osisko Gold Royalties Ltd. (USD) †	5,980,748	72,187,628
Osisko Mining, Inc. * †	11,131,013	28,752,755
Pan American Silver Corp. (USD) †	8,962,576	146,448,492
Prime Mining Corp. * †	3,614,888	5,069,034
Sabina Gold & Silver Corp. * †	17,898,928	17,569,338
Sandstorm Gold Ltd. (USD)	10,847,613	57,058,444
Seabridge Gold, Inc. (USD) * †	3,307,150	41,603,947
Silvercorp Metals, Inc. (USD)	7,534,234	22,301,333
SilverCrest Metals, Inc. (USD) * †	6,233,713	37,402,278
Skeena Resources Ltd. * †	2,987,679	15,898,126
SSR Mining, Inc. (USD)	7,512,649	117,723,210
Sulliden Mining Capital, Inc. *	1,689,990	43,654
Torex Gold Resources, Inc. * †	2,874,538	32,989,458
Victoria Gold Corp. * †	1,727,478	9,115,811
Wallbridge Mining Co. Ltd. * †	31,655,270	4,205,283
Wesdome Gold Mines Ltd. * †	5,112,521	28,223,667
		1,923,962,410
China: 1.5%
Real Gold Mining Ltd. (HKD) *∞	19,287,400	2
Zhaojin Mining Industry Co. Ltd. (HKD) *	51,147,200	56,542,311
		56,542,313
Egypt: 1.5%
Centamin Plc (GBP)	39,830,678	54,157,234
Indonesia: 1.1%
Bumi Resources Minerals Tbk PT *	3,865,578,800	39,501,202

See Notes to Financial Statements

31

VANECK JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Jersey, Channel Islands: 0.2%
Caledonia Mining Corp. Plc (USD)	478,502	$5,933,425
Kyrgyzstan: 0.4%
Centerra Gold, Inc. (CAD) †	3,180,351	16,453,936
Mexico: 3.5%
GoGold Resources, Inc. (CAD) * †	12,029,531	19,265,716
Industrias Penoles SAB de CV * †	8,934,663	109,881,145
		129,146,861
Peru: 2.1%
Cia de Minas Buenaventura SAA (ADR) †	8,677,898	64,650,340
Hochschild Mining Plc (GBP)	15,229,857	12,881,196
		77,531,536
South Africa: 2.3%
DRDGOLD Ltd. (ADR) †	2,067,716	15,301,098
Harmony Gold Mining Co. Ltd. (ADR) †	21,285,095	72,369,323
		87,670,421
Turkey: 3.2%
Eldorado Gold Corp. (USD) * †	6,450,192	53,923,605
Koza Altin Isletmeleri AS	2,188,282	66,050,905
		119,974,510
	Number of Shares	Value
United Kingdom: 4.0%
Endeavour Mining Plc	6,117,166	$128,730,177
Greatland Gold Plc * †	218,243,297	21,001,996
		149,732,173
United States: 4.3%
Argonaut Gold, Inc. (CAD) * †	28,755,854	11,035,864
Aura Minerals, Inc. (BRL) (BDR)	1,646,773	9,304,278
Coeur Mining, Inc. *	9,006,282	30,261,107
Gold Resource Corp. †	4,016,780	6,145,673
Hecla Mining Co.	18,849,171	104,801,391
		161,548,313
Total Common Stocks (Cost: $4,422,392,574)		3,734,769,712

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.2%
Money Market Fund: 4.2% (Cost: $157,686,725)
State Street Navigator Securities Lending Government Money Market Portfolio	157,686,725	157,686,725
Total Investments: 104.2% (Cost: $4,580,079,299)		3,892,456,437
Liabilities in excess of other assets: (4.2)%		(155,445,365)
NET ASSETS: 100.0%		$3,737,011,072

Definitions:

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
CAD	Canadian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $217,017,532.
*	Non-income producing
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Summary of Investments by Sector	% of
Excluding Collateral for Securities Loaned	Investments	Value
Gold	76.8%	$2,866,316,383
Silver	15.3	570,291,534
Precious Metals & Minerals	4.2	156,837,438
Diversified Metals & Mining	3.7	141,324,357
	100.0%	$3,734,769,712

See Notes to Financial Statements

32

Transactions in securities of affiliates for the period ended December 31, 2022 were as follows:

						Net Change in
						Unrealized
	Value		Sales	Realized Gain	Dividend	Appreciation	Value
	12/31/2021	Purchases	Proceeds	(Loss)	Income	(Depreciation)	12/31/2022

Silver Mines Ltd.	$10,965,205	$1,932,563	$(2,819,133)	$(454,532)	$–	$(1,141,152)	$–(a)
Silvercorp Metals, Inc.	35,008,409	5,510,115	(11,506,953)	(5,735,376)	191,415	(974,861)	–(a)
	$45,973,614	$7,442,678	$(14,326,086)	$(6,189,908)	$191,415	$(2,116,013)	$–

(a)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$51,309,942	$593,729,910	$1,651,986	$646,691,838
Brazil	224,517,791	—	—	224,517,791
Burkina Faso	41,405,749	—	—	41,405,749
Canada	1,923,962,410	—	—	1,923,962,410
China	—	56,542,311	2	56,542,313
Egypt	—	54,157,234	—	54,157,234
Indonesia	—	39,501,202	—	39,501,202
Jersey, Channel Islands	5,933,425	—	—	5,933,425
Kyrgyzstan	16,453,936	—	—	16,453,936
Mexico	129,146,861	—	—	129,146,861
Peru	64,650,340	12,881,196	—	77,531,536
South Africa	87,670,421	—	—	87,670,421
Turkey	53,923,605	66,050,905	—	119,974,510
United Kingdom	21,001,996	128,730,177	—	149,732,173
United States	152,244,035	9,304,278	—	161,548,313
Money Market Fund	157,686,725	—	—	157,686,725
Total Investments	$2,929,907,236	$960,897,213	$1,651,988	$3,892,456,437

See Notes to Financial Statements

33

VANECK LOW CARBON ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 100.0%
Austria: 0.6%
Verbund AG	13,182	$1,104,763
Brazil: 2.9%
Centrais Eletricas Brasileiras SA (ADR) †	551,877	4,376,385
Cia Energetica de Minas Gerais (ADR) †	459,891	933,579
Cia Paranaense de Energia (ADR)	70,023	503,465
		5,813,429
Canada: 3.0%
Ballard Power Systems, Inc. (USD) * †	103,341	495,003
Boralex, Inc. †	36,436	1,076,179
Canadian Solar, Inc. (USD) * †	16,994	525,115
Innergex Renewable Energy, Inc.	54,075	646,529
Northland Power, Inc.	100,003	2,740,405
TransAlta Renewables, Inc.	43,503	361,201
		5,844,432
Chile: 0.5%
Enel Americas SA	7,869,905	1,048,459
China: 14.6%
BYD Co. Ltd. (HKD)	295,500	7,250,254
China Everbright Environment Group Ltd. (HKD)	1,427,000	635,454
China Longyuan Power Group Corp. Ltd. (HKD)	708,000	860,692
Daqo New Energy Corp. (ADR) *	22,773	879,265
GCL Technology Holdings Ltd. (HKD) * †	8,286,000	2,090,833
JinkoSolar Holding Co. Ltd. (ADR) * †	14,095	576,204
Li Auto, Inc. (ADR) *	246,590	5,030,436
NIO, Inc. (ADR) *	583,074	5,684,971
Xinyi Solar Holdings Ltd. (HKD)	2,212,000	2,434,119
XPeng, Inc. (ADR) * †	224,182	2,228,369
Zhejiang Leapmotor Technologies Ltd. (HKD) 144A *	334,500	1,285,660
		28,956,257
Denmark: 9.6%
Orsted AS 144A	77,095	6,948,767
ROCKWOOL International A/S	3,097	722,826
Vestas Wind Systems A/S	390,984	11,370,800
		19,042,393
France: 0.5%
Neoen SA 144A	21,964	885,542
Germany: 0.8%
Encavis AG	45,938	905,666
Nordex SE *	50,962	715,096
		1,620,762
	Number of Shares	Value
Ireland: 1.2%
Kingspan Group Plc	42,954	$2,318,744
Italy: 7.3%
Enel SpA	2,560,432	13,729,201
ERG SpA	22,667	700,430
		14,429,631
Japan: 0.3%
Horiba Ltd. †	15,084	650,439
New Zealand: 2.0%
Contact Energy Ltd.	274,520	1,338,232
Mercury NZ Ltd. †	271,130	954,135
Meridian Energy Ltd.	515,447	1,707,857
		4,000,224
Norway: 0.6%
NEL ASA * †	637,119	897,362
Scatec ASA 144A	42,745	341,999
		1,239,361
Portugal: 1.1%
EDP Renovaveis SA	97,867	2,150,105
South Korea: 5.2%
Hanwha Solutions Corp. *	42,095	1,439,382
Samsung SDI Co. Ltd. *	18,776	8,816,127
		10,255,509
Spain: 9.0%
Acciona SA	10,060	1,845,824
Atlantica Sustainable Infrastructure Plc (USD)	27,240	705,516
Iberdrola SA	1,319,102	15,352,490
		17,903,830
Sweden: 2.8%
Nibe Industrier AB	588,562	5,501,598
Switzerland: 0.3%
Landis+Gyr Group AG	8,718	615,825
Taiwan: 0.3%
Simplo Technology Co. Ltd.	69,000	638,765
Thailand: 1.0%
Energy Absolute PCL (NVDR)	729,700	2,039,344
United Kingdom: 0.9%
Johnson Matthey Plc	66,541	1,692,090
United States: 35.5%
Array Technologies, Inc. *	42,318	818,007
Badger Meter, Inc.	7,753	845,310
Bloom Energy Corp. *	45,325	866,614
Brookfield Renewable Corp.	46,323	1,275,735
EnerSys	12,979	958,369
Enphase Energy, Inc. *	40,904	10,837,924
First Solar, Inc. *	33,019	4,945,916
Fisker, Inc. * †	59,273	430,915
FuelCell Energy, Inc. * †	137,185	381,374
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	27,559	798,660
Installed Building Products, Inc.	5,945	508,892
Lucid Group, Inc. * †	232,847	1,590,345

See Notes to Financial Statements

34

	Number of Shares	Value
United States (continued)
NextEra Energy, Inc.	202,735	$16,948,646
Nikola Corp. * †	134,654	290,853
Ormat Technologies, Inc. †	12,563	1,086,448
Owens Corning	29,708	2,534,092
Plug Power, Inc. * †	171,041	2,115,777
Rivian Automotive, Inc. *	167,462	3,086,325
SolarEdge Technologies, Inc. *	20,502	5,807,602
Sunnova Energy International, Inc. * †	22,479	404,847
Sunrun, Inc. *	66,873	1,606,289
Tesla, Inc. *	99,352	12,238,179
		70,377,119
Total Common Stocks (Cost: $241,046,477)		198,128,621
	Number of Shares	Value
RIGHTS: 0.0% (Cost: $0)
South Korea: 0.0%
Hanwha Solutions Corp., KRW 37,900.00, exp. 01/09/23 *∞	381	$286

Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $241,046,477)		198,128,907

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.4%
Money Market Fund: 4.4% (Cost: $8,687,734)
State Street Navigator Securities Lending Government Money Market Portfolio	8,687,734	8,687,734
Total Investments: 104.4% (Cost: $249,734,211)		206,816,641
Liabilities in excess of other assets: (4.4)%		(8,666,648)
NET ASSETS: 100.0%		$198,149,993

Definitions:

ADR	American Depositary Receipt
BRL	Brazilian Real
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $12,648,560.
*	Non-income producing
¥	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $9,461,968, or 4.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Utilities	41.9%	$82,972,726
Information Technology	20.0	39,663,443
Consumer Discretionary	19.9	39,334,346
Industrials	16.2	32,228,260
Materials	1.6	3,131,472
Financials	0.4	798,660
	100.0%	$198,128,907

See Notes to Financial Statements

35

VANECK LOW CARBON ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Austria	$—	$1,104,763	$—	$1,104,763
Brazil	5,813,429	—	—	5,813,429
Canada	5,844,432	—	—	5,844,432
Chile	1,048,459	—	—	1,048,459
China	14,399,245	14,557,012	—	28,956,257
Denmark	—	19,042,393	—	19,042,393
France	—	885,542	—	885,542
Germany	—	1,620,762	—	1,620,762
Ireland	—	2,318,744	—	2,318,744
Italy	—	14,429,631	—	14,429,631
Japan	—	650,439	—	650,439
New Zealand	—	4,000,224	—	4,000,224
Norway	—	1,239,361	—	1,239,361
Portugal	—	2,150,105	—	2,150,105
South Korea	—	10,255,509	—	10,255,509
Spain	705,516	17,198,314	—	17,903,830
Sweden	—	5,501,598	—	5,501,598
Switzerland	—	615,825	—	615,825
Taiwan	—	638,765	—	638,765
Thailand	—	2,039,344	—	2,039,344
United Kingdom	—	1,692,090	—	1,692,090
United States	70,377,119	—	—	70,377,119
Rights *	—	—	286	286
Money Market Fund	8,687,734	—	—	8,687,734
Total Investments	$106,875,934	$99,940,421	$286	$206,816,641

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

36

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 100.2%
Argentina: 0.1%
Bioceres Crop Solutions Corp. (USD) *	1,531	$18,418
YPF SA (ADR) *	6,375	58,586
		77,004
Australia: 8.6%
Alumina Ltd. †	69,103	71,060
Ampol Ltd.	3,861	73,923
APA Group	18,984	138,211
Bega Cheese Ltd. †	16,107	42,360
BHP Group Ltd.	149,476	4,611,946
BlueScope Steel Ltd.	13,621	154,626
Costa Group Holdings Ltd. †	27,342	50,885
Elders Ltd. †	10,606	72,513
Evolution Mining Ltd.	55,315	112,644
Fortescue Metals Group Ltd. †	46,486	647,165
Glencore Plc (GBP)	178,825	1,186,553
GrainCorp Ltd.	15,624	78,456
IGO Ltd. †	19,679	179,297
Inghams Group Ltd.	21,074	40,696
Lynas Rare Earths Ltd. * †	26,543	139,367
Newcrest Mining Ltd.	27,280	381,012
Northern Star Resources Ltd. †	34,681	258,500
Nufarm Ltd./Australia	18,814	78,126
Origin Energy Ltd.	27,758	144,707
OZ Minerals Ltd. †	9,064	170,171
Perseus Mining Ltd.	41,677	59,734
Rio Tinto Plc (GBP)	30,968	2,168,745
Rural Funds Group	25,416	41,553
Santos Ltd.	50,940	249,539
South32 Ltd.	134,257	366,623
Washington H Soul Pattinson & Co. Ltd. †	3,729	69,683
Woodside Energy Group Ltd. †	30,737	741,443
		12,329,538
Austria: 0.3%
Andritz AG	2,147	122,531
Mayr Melnhof Karton AG	259	41,717
OMV AG	2,284	117,140
Verbund AG	1,199	100,486
voestalpine AG	3,300	87,153
		469,027
Brazil: 3.8%
Adecoagro SA (USD) †	8,278	68,625
BrasilAgro - Co. Brasileira de Propriedades Agricolas	3,750	21,032
BRF SA (ADR) * †	50,851	80,345
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	7,286	77,669
Cia Siderurgica Nacional SA (ADR)	39,150	108,054
Cosan SA	19,400	62,870
CSN Mineracao SA	12,550	9,573
Engie Brasil Energia SA	1,900	13,643
	Number of Shares	Value
Brazil (continued)
Gerdau SA (ADR)	32,519	$180,155
Klabin SA	33,800	127,686
Minerva SA	18,650	45,771
Neoenergia SA	6,300	18,498
Petroleo Brasileiro SA (ADR)	60,309	642,291
Sao Martinho SA	11,100	55,769
SLC Agricola SA	6,865	60,886
Suzano SA	23,700	218,824
Vale SA (ADR)	141,087	2,394,246
Wheaton Precious Metals Corp. (USD)	13,828	540,398
Yamana Gold, Inc. (USD)	29,311	162,676
Yara International ASA (NOK)	10,893	475,755
		5,364,766
British Virgin Islands: 0.0%
Lee & Man Paper Manufacturing Ltd. (HKD)	34,500	15,130
Nine Dragons Paper Holdings Ltd. (HKD)	45,957	41,784
		56,914
Canada: 8.9%
Agnico Eagle Mines Ltd. (USD)	13,943	724,897
Alamos Gold, Inc.	11,987	121,113
Algonquin Power & Utilities Corp. †	7,278	47,376
AltaGas Ltd. †	4,529	78,149
ARC Resources Ltd. †	10,225	137,722
B2Gold Corp. †	32,503	115,384
Ballard Power Systems, Inc. * †	2,541	12,152
Barrick Gold Corp. (USD)	53,637	921,484
Boralex, Inc. †	1,076	31,781
Cameco Corp. (USD)	12,738	288,770
Canadian Natural Resources Ltd. (USD) †	18,303	1,016,366
Canadian Solar, Inc. (USD) * †	538	16,624
Canadian Utilities Ltd. †	1,937	52,394
Canfor Corp. * †	1,768	27,806
Cenovus Energy, Inc.	22,369	433,694
Emera, Inc. †	4,346	165,988
Enbridge, Inc. (USD)	32,790	1,282,089
Filo Mining Corp. * †	2,478	42,503
First Majestic Silver Corp. †	7,262	60,456
Franco-Nevada Corp.	5,828	793,885
Innergex Renewable Energy, Inc. †	1,615	19,309
Ivanhoe Mines Ltd. * †	16,730	132,116
Kinross Gold Corp. (USD)	38,111	155,874
Lundin Gold, Inc.	2,668	26,051
Maple Leaf Foods, Inc. †	5,260	94,916
Methanex Corp.	739	27,958
Northland Power, Inc.	2,600	71,248
Novagold Resources, Inc. (USD) *	6,981	41,746
Nutrien Ltd. (USD)	38,182	2,788,431
Osisko Gold Royalties Ltd. †	5,618	67,667

See Notes to Financial Statements

37

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Canada (continued)
Pan American Silver Corp. (USD)	6,432	$105,099
Pembina Pipeline Corp. †	8,936	303,110
Sandstorm Gold Ltd.	7,569	39,774
SNDL, Inc. (USD) * †	16,794	35,099
SSR Mining, Inc. (USD)	6,293	98,611
Stella-Jones, Inc. †	1,878	67,250
Suncor Energy, Inc. (USD)	22,119	701,836
TC Energy Corp. (USD)	15,927	634,850
Teck Resources Ltd. (USD)	14,844	561,400
Tourmaline Oil Corp.	5,208	262,601
TransAlta Renewables, Inc.	1,135	9,424
West Fraser Timber Co. Ltd.	1,627	117,401
		12,732,404
Chile: 0.7%
Empresas CMPC SA	32,253	53,603
Empresas Copec SA	6,013	44,669
Lundin Mining Corp. (CAD) †	19,397	118,963
Sociedad Quimica y Minera de Chile SA (ADR)	10,120	807,981
		1,025,216
China: 1.5%
Aluminum Corp. of China Ltd. (HKD)	112,000	47,398
Angang Steel Co. Ltd. (HKD)	39,940	10,847
Astra Agro Lestari Tbk PT (IDR)	27,700	14,277
Beijing Enterprises Water Group Ltd. (HKD)	42,000	10,740
China Coal Energy Co. Ltd. (HKD) †	32,200	26,146
China Gas Holdings Ltd. (HKD)	43,600	63,192
China Hongqiao Group Ltd. (HKD)	73,200	69,043
China Longyuan Power Group Corp. Ltd. (HKD)	36,029	43,799
China Petroleum & Chemical Corp. (HKD)	402,827	194,099
China Resources Gas Group Ltd. (HKD)	14,400	53,723
China Shenhua Energy Co. Ltd. (HKD)	54,591	157,269
CMOC Group Ltd. (HKD) *	108,400	49,663
ENN Energy Holdings Ltd. (HKD)	12,300	171,818
Hong Kong & China Gas Co. Ltd. (HKD)	175,605	166,556
Jiangxi Copper Co. Ltd. (HKD)	31,700	46,544
JinkoSolar Holding Co. Ltd. (ADR) * †	532	21,748
Kunlun Energy Co. Ltd. (HKD)	58,600	41,665
Maanshan Iron & Steel Co. Ltd. (HKD) †	40,000	9,282
PetroChina Co. Ltd. (HKD)	336,540	153,739
Power Assets Holdings Ltd. (HKD)	21,900	119,702
Shandong Gold Mining Co. Ltd. (HKD) 144A	21,150	39,085
	Number of Shares	Value
China (continued)
United Tractors Tbk PT (IDR)	24,500	$41,069
Wilmar International Ltd. (SGD)	73,164	227,627
Xinyi Solar Holdings Ltd. (HKD)	48,000	52,820
Yankuang Energy Group Co. Ltd. (HKD)	22,900	69,658
Zhaojin Mining Industry Co. Ltd. (HKD) *	38,900	43,003
Zijin Mining Group Co. Ltd. (HKD)	173,661	233,414
		2,177,926
Cyprus: 0.0%
Novolipetsk Steel PJSC (RUB) *∞	26,910	0
Czech Republic: 0.1%
CEZ AS	2,528	86,009
Denmark: 0.5%
Bakkafrost P/F (NOK)	3,514	218,162
Orsted AS 144A	2,009	181,076
Vestas Wind Systems A/S	10,439	303,593
		702,831
Egypt: 0.1%
Abou Kir Fertilizers & Chemical Industries	20,394	32,016
Centamin Plc (GBP)	35,066	47,679
		79,695
Finland: 0.9%
Kemira Oyj	3,029	46,340
Metsa Board Oyj	4,956	46,421
Neste Oyj	6,838	314,405
Stora Enso Oyj	17,021	239,270
UPM-Kymmene Oyj	15,647	583,782
		1,230,218
France: 1.9%
Electricite de France SA	5,579	71,411
Eramet SA	239	21,442
Neoen SA 144A	543	21,893
TotalEnergies SE †	38,991	2,440,270
Veolia Environnement SA	7,226	185,113
Voltalia SA *	688	12,512
		2,752,641
Germany: 3.1%
Aurubis AG	878	71,256
Bayer AG	69,609	3,572,068
E.ON SE	23,584	233,771
Encavis AG	1,239	24,427
K+S AG	13,564	266,600
Nordex SE *	1,557	21,848
Siemens Energy AG	6,869	128,588
Suedzucker AG	4,262	74,161
VERBIO Vereinigte BioEnergie AG	208	13,445
		4,406,164
Greece: 0.0%
Terna Energy SA	562	12,236

See Notes to Financial Statements

38

	Number of Shares	Value
Hungary: 0.0%
MOL Hungarian Oil & Gas Plc	5,972	$41,374
India: 1.1%
Reliance Industries Ltd. (USD) 144A (GDR)	25,744	1,579,235
Indonesia: 0.3%
Adaro Energy Indonesia Tbk PT	211,100	52,292
Aneka Tambang Tbk	248,100	31,573
Golden Agri-Resources Ltd. (SGD)	444,319	82,812
Indah Kiat Pulp & Paper Tbk PT	77,100	43,200
Merdeka Copper Gold Tbk PT *	412,047	108,860
Pabrik Kertas Tjiwi Kimia Tbk PT	37,900	17,156
Vale Indonesia Tbk PT *	60,500	27,521
		363,414
Ireland: 0.2%
Smurfit Kappa Group Plc (GBP)	7,799	285,958
Israel: 0.3%
Energix-Renewable Energies Ltd.	2,717	8,530
Enlight Renewable Energy Ltd. *	10,368	21,004
ICL Group Ltd.	50,739	365,220
		394,754
Italy: 0.5%
ACEA SpA	409	5,636
Eni SpA	36,575	518,522
ERG SpA	592	18,293
Snam SpA	33,161	160,312
		702,763
Japan: 2.4%
Chubu Electric Power Co., Inc.	10,000	102,852
Daio Paper Corp.	2,300	17,552
ENEOS Holdings, Inc.	45,600	154,457
Idemitsu Kosan Co. Ltd.	3,200	74,517
Inpex Corp. †	14,900	159,251
JFE Holdings, Inc.	13,664	157,703
Kubota Corp. †	66,000	896,837
Kumiai Chemical Industry Co. Ltd.	4,900	33,395
Kurita Water Industries Ltd. †	1,065	43,755
Maruha Nichiro Corp.	2,436	46,106
NH Foods Ltd.	5,500	152,734
Nihon Nohyaku Co. Ltd. †	2,200	11,960
Nippon Sanso Holdings Corp.	2,500	36,020
Nippon Steel Corp.	22,600	390,040
Nissan Chemical Corp.	7,800	338,319
Nisshin Seifun Group, Inc.	12,750	159,386
Nissui Corp.	19,214	79,599
Oji Holdings Corp.	23,176	93,107
	Number of Shares	Value
Japan (continued)
Sakata Seed Corp.	2,000	$65,942
Sumitomo Forestry Co. Ltd. †	4,083	71,774
Sumitomo Metal Mining Co. Ltd.	6,600	230,677
Tokyo Gas Co. Ltd.	6,000	116,851
		3,432,834
Kazakhstan: 0.0%
NAC Kazatomprom JSC (USD) (GDR)	1,914	53,752
Liechtenstein: 0.1%
Antofagasta Plc (GBP)	10,126	188,082
Luxembourg: 0.3%
ArcelorMittal SA	14,321	376,689
Malaysia: 0.5%
IOI Corp. Bhd	159,194	146,503
Kuala Lumpur Kepong Bhd	28,378	144,229
Petronas Dagangan Bhd	3,700	19,319
Petronas Gas Bhd	10,900	42,351
PPB Group Bhd	32,300	127,880
Press Metal Aluminium Holdings Bhd	100,100	110,906
QL Resources Bhd	68,300	85,433
United Plantations BHD	11,200	38,900
		715,521
Mexico: 0.6%
Fresnillo Plc (GBP)	5,498	59,772
Gruma SAB de CV	12,810	171,398
Grupo Mexico SAB de CV	91,264	320,382
Industrias Penoles SAB de CV *	5,732	70,494
Southern Copper Corp. (USD)	2,520	152,183
		774,229
Netherlands: 0.7%
OCI NV †	6,360	226,706
Tenaris SA (ADR)	17,427	612,733
Ternium SA (ADR) †	5,796	177,126
		1,016,565
Norway: 1.3%
Aker BP ASA	6,448	199,320
Austevoll Seafood ASA	6,144	55,109
Equinor ASA	15,774	563,802
Mowi ASA	28,525	483,400
NEL ASA * †	16,589	23,365
Norsk Hydro ASA	39,450	293,163
Salmar ASA	5,917	230,767
Var Energi ASA †	6,548	22,481
		1,871,407
Peru: 0.1%
Cia de Minas Buenaventura SAA (ADR)	8,425	62,766
Poland: 0.2%
KGHM Polska Miedz SA	4,027	117,005
Polski Koncern Naftowy ORLEN SA	9,432	138,414
		255,419

See Notes to Financial Statements

39

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Portugal: 0.1%
EDP Renovaveis SA	2,561	$56,264
Galp Energia SGPS SA	7,957	107,024
Navigator Co. SA	6,437	23,729
		187,017
Russia: 0.0%
Evraz Plc (GBP) *∞	10,824	0
Gazprom PJSC ∞	125,520	0
LUKOIL PJSC ∞	3,739	0
MMC Norilsk Nickel PJSC ∞	1,284	0
MMC Norilsk Nickel PJSC (ADR) ∞	17	0
Novatek PJSC ∞	19,580	0
PhosAgro PJSC ∞	4,623	0
PhosAgro PJSC (USD) (GDR) ∞	89	0
PhosAgro PJSC (USD) (GDR) ∞	1	0
Polyus PJSC (USD) (GDR) *∞	1,669	0
Ros Agro Plc (USD) (GDR) ∞	4,076	0
Rosneft Oil Co. PJSC ∞	13,000	0
Severstal PAO (USD) (GDR) *∞	4,118	0
Surgutneftegas PJSC ∞	371,430	0
Tatneft PJSC (ADR) ∞	2,680	0
		0
Saudi Arabia: 0.0%
S-Oil Corp. (KRW)	667	44,392
Singapore: 0.2%
Charoen Pokphand Indonesia Tbk PT (IDR)	516,800	187,593
First Resources Ltd.	25,400	28,093
Keppel Infrastructure Trust	43,500	17,523
Olam Group Ltd.	61,709	67,249
		300,458
South Africa: 2.0%
African Rainbow Minerals Ltd.	3,127	52,765
Anglo American Platinum Ltd.	1,742	145,179
Anglo American Plc (GBP)	37,328	1,454,445
Astral Foods Ltd.	2,750	26,304
Gold Fields Ltd. (ADR) †	27,320	282,762
Harmony Gold Mining Co. Ltd. (ADR)	18,939	64,393
Impala Platinum Holdings Ltd.	26,004	326,332
Northam Platinum Holdings Ltd. *	9,117	100,295
Omnia Holdings Ltd.	11,850	43,569
Royal Bafokeng Platinum Ltd.	1,966	19,161
Sasol Ltd.	9,416	150,057
Sibanye Stillwater Ltd.	84,188	222,890
		2,888,152
South Korea: 0.6%
Coway Co. Ltd. *	576	25,574
CS Wind Corp.	253	13,878
Hyundai Steel Co. *	2,452	59,765
	Number of Shares	Value
South Korea (continued)
Korea Zinc Co. Ltd. *	271	$121,449
POSCO Holdings, Inc.	2,123	464,622
SK Innovation Co. Ltd. *	860	105,063
SK, Inc.	590	88,507
		878,858
Spain: 1.1%
Atlantica Sustainable Infrastructure Plc (USD)	694	17,975
Enagas SA †	3,682	61,043
Iberdrola SA	102,906	1,197,681
Repsol SA	21,197	336,384
		1,613,083
Sweden: 0.8%
Billerud AB	6,724	82,145
Boliden AB	7,926	298,156
Epiroc AB	9,887	180,299
Holmen AB	2,730	108,664
Husqvarna AB	29,145	204,999
SSAB AB	18,130	94,579
Svenska Cellulosa AB SCA	18,047	228,896
		1,197,738
Taiwan: 0.4%
China Steel Corp.	340,472	329,913
Formosa Petrochemical Corp.	18,920	49,387
Sinon Corp.	28,000	33,152
Taiwan Fertilizer Co. Ltd.	50,200	87,306
		499,758
Tanzania: 0.2%
AngloGold Ashanti Ltd. (ADR)	12,829	249,139
Thailand: 0.3%
B Grimm Power PCL (NVDR)	10,100	11,603
Energy Absolute PCL (NVDR)	14,200	39,686
PTT Exploration & Production PCL (NVDR)	21,700	110,510
PTT PCL (NVDR)	222,400	213,412
SCG Packaging PCL (NVDR)	34,000	55,916
		431,127
Turkey: 0.5%
Eldorado Gold Corp. (USD) *	5,619	46,975
Eregli Demir ve Celik Fabrikalari TAS	49,220	108,055
Gubre Fabrikalari TAS *	3,665	51,746
Hektas Ticaret TAS *	174,435	350,114
Iskenderun Demir ve Celik AS	4,382	7,769
Koza Altin Isletmeleri AS	1,402	42,318
Turkiye Petrol Rafinerileri AS *	2,393	67,757
		674,734
United Kingdom: 5.0%
BP Plc	287,177	1,648,703
Centrica Plc	93,822	108,575
CNH Industrial NV (USD)	67,794	1,088,772
DS Smith Plc	39,946	153,317
Endeavour Mining Plc (CAD)	5,588	119,517
Kumba Iron Ore Ltd. (ZAR) †	1,653	47,677
Mondi Plc	14,397	242,248

See Notes to Financial Statements

40

	Number of Shares	Value
United Kingdom (continued)
Pennon Group Plc	2,772	$29,654
Severn Trent Plc	2,501	79,502
Shell Plc	112,444	3,154,026
SSE Plc	17,053	348,973
United Utilities Group Plc	7,135	84,825
		7,105,789
United States: 49.7%
A.O. Smith Corp.	1,329	76,072
Advanced Drainage Systems, Inc.	786	64,428
AGCO Corp.	4,377	607,046
Alcoa Corp.	5,178	235,444
Ameresco, Inc. * †	338	19,313
American States Water Co.	391	36,187
American Vanguard Corp.	1,957	42,486
American Water Works Co., Inc.	1,933	294,628
Andersons, Inc.	2,223	77,783
Antero Resources Corp. *	4,423	137,069
APA Corp.	5,191	242,316
Archer-Daniels-Midland Co.	38,679	3,591,345
ATI, Inc. *	3,776	112,751
Atmos Energy Corp.	2,265	253,839
Baker Hughes Co.	16,157	477,116
Benson Hill, Inc. * †	11,153	28,440
Boise Cascade Co.	1,173	80,550
Bunge Ltd.	10,523	1,049,880
California Water Service Group	579	35,111
Cal-Maine Foods, Inc.	2,733	148,812
CF Industries Holdings, Inc.	13,833	1,178,572
Cheniere Energy, Inc.	3,972	595,641
Chesapeake Energy Corp. †	1,816	171,376
Chevron Corp.	31,345	5,626,114
Chord Energy Corp.	634	86,738
Civitas Resources, Inc.	1,179	68,299
Clearway Energy, Inc.	862	27,472
Cleveland-Cliffs, Inc. * †	14,944	240,748
Commercial Metals Co.	3,406	164,510
ConocoPhillips	20,185	2,381,830
Corteva, Inc.	50,541	2,970,800
Coterra Energy, Inc.	12,504	307,223
Darling Ingredients, Inc. *	11,235	703,199
Deere & Co.	19,799	8,489,019
Devon Energy Corp.	10,505	646,163
Diamondback Energy, Inc.	2,697	368,896
Elanco Animal Health, Inc. *	33,453	408,796
EOG Resources, Inc.	9,491	1,229,274
EQT Corp.	5,646	191,004
Essential Utilities, Inc.	2,790	133,167
Evoqua Water Technologies Corp. *	1,279	50,648
Exxon Mobil Corp.	66,669	7,353,591
Farmland Partners, Inc.	3,562	44,383
First Solar, Inc. *	1,064	159,377
FMC Corp.	8,880	1,108,224
Franklin Electric Co., Inc.	412	32,857
Freeport-McMoRan, Inc.	41,621	1,581,598
	Number of Shares	Value
United States (continued)
Fresh Del Monte Produce, Inc.	2,663	$69,744
FuelCell Energy, Inc. * †	4,315	11,996
Graphic Packaging Holding Co.	9,152	203,632
Green Plains, Inc. *	609	18,574
Halliburton Co.	14,675	577,461
Hecla Mining Co.	17,245	95,882
Hess Corp.	4,510	639,608
HF Sinclair Corp.	2,520	130,763
Howmet Aerospace, Inc.	12,117	477,531
Imperial Oil Ltd. †	2,979	145,196
Ingredion, Inc.	4,476	438,335
International Paper Co.	10,626	367,978
Intrepid Potash, Inc. *	652	18,823
Itron, Inc. *	477	24,160
Kinder Morgan, Inc.	31,843	575,721
Lindsay Corp.	772	125,720
Louisiana-Pacific Corp.	2,125	125,800
LSB Industries, Inc. *	3,935	52,335
Marathon Oil Corp.	10,265	277,874
Marathon Petroleum Corp.	7,583	882,585
Matador Resources Co.	1,761	100,800
Mission Produce, Inc. *	2,982	34,651
Mosaic Co.	24,055	1,055,293
Murphy Oil Corp.	2,399	103,181
Murphy USA, Inc.	292	81,626
National Fuel Gas Co.	1,417	89,696
New Fortress Energy, Inc. †	1,273	54,001
Newmont Corp.	24,300	1,146,960
NextEra Energy, Inc.	21,080	1,762,288
NiSource, Inc.	6,558	179,820
NOV, Inc.	6,328	132,192
Nucor Corp. †	7,523	991,607
Occidental Petroleum Corp.	14,699	925,890
ONEOK, Inc.	7,200	473,040
Ormat Technologies, Inc. †	596	51,542
Ovintiv, Inc.	4,010	203,347
Packaging Corp. of America	2,730	349,194
PDC Energy, Inc.	1,475	93,633
Pentair Plc	1,747	78,580
PG&E Corp. *	34,019	553,149
Phillips 66	7,646	795,796
Pilgrim’s Pride Corp. *	2,818	66,871
Pioneer Natural Resources Co.	3,727	851,210
Plug Power, Inc. * †	5,513	68,196
PotlatchDeltic Corp.	2,379	104,652
Primo Water Corp.	1,650	25,641
Range Resources Corp.	3,813	95,401
Rayonier, Inc.	4,373	144,134
Reliance Steel & Aluminum Co.	1,714	346,982
Reliance Worldwide Corp. Ltd. (AUD)	7,197	14,332
Royal Gold, Inc.	2,006	226,116
Schlumberger Ltd.	22,950	1,226,907
Scotts Miracle-Gro Co. †	2,881	139,988

See Notes to Financial Statements

41

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
United States (continued)
Seaboard Corp.	18	$67,954
SJW Group	285	23,139
SolarEdge Technologies, Inc. *	586	165,996
Southern Co.	17,615	1,257,887
Southwestern Energy Co. *	15,905	93,044
Steel Dynamics, Inc.	4,873	476,092
SunPower Corp. * †	886	15,975
Sylvamo Corp.	1,129	54,858
Targa Resources Corp.	3,595	264,232
The Williams Companies, Inc.	19,710	648,459
Toro Co.	7,351	832,133
Tractor Supply Co.	7,797	1,754,091
Tyson Foods, Inc.	19,969	1,243,070
UGI Corp.	3,379	125,260
United States Steel Corp.	6,832	171,142
Valero Energy Corp.	6,226	789,830
Vital Farms, Inc. *	1,788	26,677
Watts Water Technologies, Inc.	286	41,822
Westrock Co.	7,556	265,669
	Number of Shares	Value
United States (continued)
Weyerhaeuser Co.	22,098	$685,038
Xylem, Inc.	1,914	211,631
		70,970,568
Zambia: 0.2%
First Quantum Minerals Ltd. (CAD)	16,392	342,249
Total Common Stocks (Cost: $129,019,248)		143,000,413

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.4%
Money Market Fund: 2.4% (Cost: $3,416,156)
State Street Navigator Securities Lending Government Money Market Portfolio	3,416,156	3,416,156
Total Investments: 102.6% (Cost: $132,435,404)		146,416,569
Liabilities in excess of other assets: (2.6)%		(3,733,076)
NET ASSETS: 100.0%		$142,683,493

Definitions:

ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar GBP British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	Korean Won
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
RUB	Russian Ruble
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $6,835,434.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $1,821,289, or 1.3% of net assets.

See Notes to Financial Statements

42

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	35.3%	$50,538,808
Materials	34.7	49,605,957
Industrials	10.1	14,426,972
Consumer Staples	7.8	11,198,318
Utilities	6.9	9,820,844
Health Care	2.8	4,015,964
Consumer Discretionary	1.4	1,933,065
Real Estate	0.7	1,019,760
Information Technology	0.3	440,725
	100.0%	$143,000,413

See Notes to Financial Statements

43

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$77,004	$—	$—	$77,004
Australia	—	12,329,538	—	12,329,538
Austria	—	469,027	—	469,027
Brazil	4,254,459	1,110,307	—	5,364,766
British Virgin Islands	—	56,914	—	56,914
Canada	12,732,404	—	—	12,732,404
Chile	1,025,216	—	—	1,025,216
China	21,748	2,156,178	—	2,177,926
Cyprus	—	—	0	0
Czech Republic	86,009	—	—	86,009
Denmark	—	702,831	—	702,831
Egypt	—	79,695	—	79,695
Finland	—	1,230,218	—	1,230,218
France	—	2,752,641	—	2,752,641
Germany	—	4,406,164	—	4,406,164
Greece	—	12,236	—	12,236
Hungary	—	41,374	—	41,374
India	—	1,579,235	—	1,579,235
Indonesia	—	363,414	—	363,414
Ireland	—	285,958	—	285,958
Israel	—	394,754	—	394,754
Italy	—	702,763	—	702,763
Japan	—	3,432,834	—	3,432,834
Kazakhstan	—	53,752	—	53,752
Liechtenstein	—	188,082	—	188,082
Luxembourg	—	376,689	—	376,689
Malaysia	232,632	482,889	—	715,521
Mexico	714,457	59,772	—	774,229
Netherlands	789,859	226,706	—	1,016,565
Norway	—	1,871,407	—	1,871,407
Peru	62,766	—	—	62,766
Poland	—	255,419	—	255,419
Portugal	—	187,017	—	187,017
Russia	—	—	0	0
Saudi Arabia	—	44,392	—	44,392
Singapore	—	300,458	—	300,458
South Africa	517,323	2,370,829	—	2,888,152
South Korea	—	878,858	—	878,858
Spain	17,975	1,595,108	—	1,613,083
Sweden	—	1,197,738	—	1,197,738
Taiwan	—	499,758	—	499,758
Tanzania	249,139	—	—	249,139
Thailand	—	431,127	—	431,127
Turkey	98,721	576,013	—	674,734
United Kingdom	1,208,289	5,897,500	—	7,105,789
United States	70,956,236	14,332	—	70,970,568
Zambia	342,249	—	—	342,249
Money Market Fund	3,416,156	—	—	3,416,156
Total Investments	$96,802,642	$49,613,927	$0	$146,416,569

See Notes to Financial Statements

44

VANECK OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 100.1%
Australia: 3.2%
Ampol Ltd. †	65,446	$1,253,043
Austria: 4.6%
OMV AG	34,788	1,784,178
Finland: 5.5%
Neste Oyj	46,266	2,127,269
Greece: 1.6%
Motor Oil Hellas Corinth Refineries SA	26,561	616,775
Hungary: 3.6%
MOL Hungarian Oil & Gas Plc	200,038	1,385,871
India: 7.5%
Reliance Industries Ltd. (USD) 144A (GDR)	47,661	2,923,706
Japan: 11.0%
Cosmo Energy Holdings Co. Ltd.	22,200	584,497
ENEOS Holdings, Inc.	577,900	1,957,474
Idemitsu Kosan Co. Ltd.	75,268	1,752,727
		4,294,698
Poland: 5.4%
Polski Koncern Naftowy ORLEN SA	144,860	2,125,808
Portugal: 4.8%
Galp Energia SGPS SA	140,230	1,886,134
	Number of Shares	Value
Saudi Arabia: 2.4%
S-Oil Corp. (KRW)	14,233	$947,280
South Korea: 6.7%
HD Hyundai Co. Ltd.	20,661	935,069
SK Innovation Co. Ltd. *	13,775	1,682,847
		2,617,916
Taiwan: 4.3%
Formosa Petrochemical Corp.	638,000	1,665,388
Thailand: 3.3%
IRPC PCL (NVDR)	4,899,400	426,727
Thai Oil PCL (NVDR)	535,600	868,178
		1,294,905
Turkey: 4.1%
Turkiye Petrol Rafinerileri AS *	56,396	1,596,825
United States: 32.1%
CVR Energy, Inc.	12,709	398,300
Delek US Holdings, Inc.	22,786	615,222
HF Sinclair Corp.	33,499	1,738,263
Marathon Petroleum Corp.	27,963	3,254,614
PBF Energy, Inc.	29,181	1,190,001
Phillips 66	25,890	2,694,631
Valero Energy Corp.	20,604	2,613,823
		12,504,854
Total Common Stocks (Cost: $39,000,463)		39,024,650
Total Investments: 100.1% (Cost: $39,000,463)		39,024,650
Liabilities in excess of other assets: (0.1)%		(32,935)
NET ASSETS: 100.0%		$38,991,715

Definitions:

GDR	Global Depositary Receipt
KRW	Korean Won
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $56,309.
*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $2,923,706, or 7.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	100.0%	$39,024,650

See Notes to Financial Statements

45

VANECK OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$1,253,043	$—	$1,253,043
Austria	—	1,784,178	—	1,784,178
Finland	—	2,127,269	—	2,127,269
Greece	—	616,775	—	616,775
Hungary	—	1,385,871	—	1,385,871
India	—	2,923,706	—	2,923,706
Japan	—	4,294,698	—	4,294,698
Poland	—	2,125,808	—	2,125,808
Portugal	—	1,886,134	—	1,886,134
Saudi Arabia	—	947,280	—	947,280
South Korea	—	2,617,916	—	2,617,916
Taiwan	—	1,665,388	—	1,665,388
Thailand	—	1,294,905	—	1,294,905
Turkey	—	1,596,825	—	1,596,825
United States	12,504,854	—	—	12,504,854
Total Investments	$12,504,854	$26,519,796	$—	$39,024,650

See Notes to Financial Statements

46

VANECK OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 100.0%
Bermuda: 4.6%
Valaris Ltd. (USD) *	1,757,766	$118,860,137
Netherlands: 5.0%
Tenaris SA (ADR) †	3,685,033	129,565,760
United Kingdom: 4.4%
TechnipFMC Plc (USD) *	9,354,759	114,034,512
United States: 86.0%
Baker Hughes Co.	7,362,106	217,402,990
Cactus, Inc.	1,940,081	97,508,471
ChampionX Corp.	3,788,971	109,842,269
Core Laboratories NV †	995,140	20,171,488
Dril-Quip, Inc. *	824,981	22,414,734
Expro Group Holdings NV * †	2,800,366	50,770,636
Halliburton Co.	7,702,315	303,086,095
Helix Energy Solutions Group, Inc. *	4,633,767	34,197,200
Helmerich & Payne, Inc.	2,346,389	116,310,503
Liberty Energy, Inc.	4,169,787	66,758,290
Nabors Industries Ltd. *	345,754	53,546,922
NexTier Oilfield Solutions, Inc. *	7,845,153	72,489,214
NOV, Inc.	5,843,850	122,078,026
Oceaneering International, Inc. *	3,012,233	52,683,955
	Number of Shares	Value
United States (continued)
Oil States International, Inc. *	2,133,219	$15,913,814
Patterson-UTI Energy, Inc.	6,617,669	111,441,546
ProPetro Holding Corp. *	2,895,403	30,025,329
RPC, Inc.	4,648,954	41,329,201
Schlumberger Ltd.	9,542,602	510,147,503
Select Energy Services, Inc.	3,274,911	30,260,178
Transocean Ltd. * †	25,131,307	114,598,760
US Silica Holdings, Inc. *	2,310,730	28,884,125
		2,221,861,249
Total Common Stocks (Cost: $2,499,084,561)		2,584,321,658

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.9%
Money Market Fund: 0.9% (Cost: $22,295,028)
State Street Navigator Securities Lending Government Money Market Portfolio	22,295,028	22,295,028
Total Investments: 100.9% (Cost: $2,521,379,589)		2,606,616,686
Liabilities in excess of other assets: (0.9)%		(22,229,216)
NET ASSETS: 100.0%		$2,584,387,470

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $85,090,759.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Oil & Gas Equipment & Services	80.1%	$2,069,563,790
Oil & Gas Drilling	19.9	514,757,868
	100.0%	$2,584,321,658

See Notes to Financial Statements

47

VANECK OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

(continued)

Transactions in securities of affiliates for the period ended December 31, 2022 were as follows:

	Value 12/31/2021	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/2022
Nabors Industries Ltd.	$35,558,614	$102,967,725	$(114,228,645)	$18,500,081	$–	$10,749,147	$	–(a)
Patterson-UTI Energy, Inc.	100,436,962	225,246,247	(299,268,996)	70,752,928	1,612,186	14,274,405		–(a)
Select Energy Services, Inc.	33,115,316	67,744,637	(81,005,304)	7,306,430	193,602	3,099,099		–(a)
Transocean Ltd.	89,632,915	200,188,179	(219,535,903)	4,336,325	–	39,977,244		–(a)
US Silica Holdings, Inc.	36,741,836	74,550,959	(94,946,982)	6,501,635	–	6,036,677		–(a)
	$295,485,643	$670,697,747	$(808,985,830)	$107,397,399	$1,805,788	$74,136,572		$–

(a)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$2,584,321,658	$—	$—	$2,584,321,658
Money Market Fund	22,295,028	—	—	22,295,028
Total Investments	$2,606,616,686	$—	$—	$2,606,616,686

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

48

VANECK RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 99.9%
Australia: 39.5%
Allkem Ltd. *	5,044,046	$38,060,672
AVZ Minerals Ltd. * †∞	69,192,235	22,081,219
Core Lithium Ltd. * †	29,698,271	20,414,470
Iluka Resources Ltd.	4,191,159	26,852,710
ioneer Ltd. * †	29,616,940	7,552,280
Lake Resources NL * †	21,057,023	11,312,902
Liontown Resources Ltd. * †	24,904,413	22,089,063
Lynas Rare Earths Ltd. * †	7,411,002	38,912,279
Pilbara Minerals Ltd. *	18,189,210	45,876,947
Sayona Mining Ltd. * †	127,000,793	16,094,805
		249,247,347
Brazil: 4.1%
Sigma Lithium Corp. (USD) * †	919,302	25,942,703
Canada: 5.3%
Lithium Americas Corp. (USD) * †	1,359,857	25,769,290
Standard Lithium Ltd. (USD) * †	2,605,702	7,686,821
		33,456,111
China: 31.4%
China Northern Rare Earth Group High-Tech Co. Ltd.	13,205,811	47,612,983
Ganfeng Lithium Group Co. Ltd. (HKD) 144A †	3,730,040	27,653,736
Shenghe Resources Holding Co. Ltd.	15,116,287	30,469,804
Tianqi Lithium Corp. (HKD) * †	1,870,000	13,333,646
	Number of Shares	Value
China (continued)
Xiamen Tungsten Co. Ltd.	10,462,424	$29,480,588
Zhejiang Huayou Cobalt Co. Ltd.	6,186,569	49,518,958
		198,069,715
France: 2.5%
Eramet SA †	176,037	15,793,224
Netherlands: 3.2%
AMG Advanced Metallurgical Group NV	552,746	20,369,478
United States: 13.9%
Livent Corp. * †	1,572,938	31,254,278
MP Materials Corp. *	1,167,888	28,356,321
Piedmont Lithium, Inc. * †	241,954	10,650,815
Tronox Holdings Plc	1,287,102	17,646,168
		87,907,582
Total Common Stocks (Cost: $604,345,687)		630,786,160

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 6.9%
Money Market Fund: 6.9% (Cost: $43,492,601)
State Street Navigator Securities Lending Government Money Market Portfolio	43,492,601	43,492,601
Total Investments: 106.8% (Cost: $647,838,288)		674,278,761
Liabilities in excess of other assets: (6.8)%		(43,071,793)
NET ASSETS: 100.0%		$631,206,968

Definitions:

HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $151,605,612.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $27,653,736, or 4.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Materials	100.0%	$630,786,160

See Notes to Financial Statements

49

VANECK RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$227,166,128	$22,081,219	$249,247,347
Brazil	25,942,703	—	—	25,942,703
Canada	33,456,111	—	—	33,456,111
China	—	198,069,715	—	198,069,715
France	—	15,793,224	—	15,793,224
Netherlands	—	20,369,478	—	20,369,478
United States	87,907,582	—	—	87,907,582
Money Market Fund	43,492,601	—	—	43,492,601
Total Investments	$190,798,997	$461,398,545	$22,081,219	$674,278,761

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2022. Transfers in/out are assessed at the beginning of the year.

Common Stock
Balance as of December 31, 2021	$—
Realized gain (loss)	5,246,629
Net change in unrealized appreciation (depreciation)	(18,982,804)
Purchases	5,240,672
Sales	(23,774,958)
Transfers in/out of level 3	54,351,680
Balance as of December 31, 2022	$22,081,219

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2022:

	Value as of December 31, 2022	Valuation Technique	Unobservable Input Description(1)	Unobservable Input	Impact to Valuation from an Increase in Input(2)
Common Stock
	$22,081,219	Market Approach	Market comparables	20%	Increase
			Discount for lack of marketability	25%	Decrease

(1) In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.

(2) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

50

VANECK STEEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 100.1%
Australia: 11.6%
Rio Tinto Plc (ADR) †	163,092	$11,612,151
Brazil: 21.0%
Cia Siderurgica Nacional SA (ADR)	1,679,819	4,636,300
Gerdau SA (ADR)	774,846	4,292,647
Vale SA (ADR)	704,634	11,957,639
		20,886,586
Canada: 0.7%
Algoma Steel Group, Inc. (USD) †	101,865	645,824
Luxembourg: 5.1%
ArcelorMittal SA (USD)	192,071	5,036,102
Netherlands: 9.9%
Tenaris SA (ADR)	149,135	5,243,587
Ternium SA (ADR)	152,870	4,671,707
		9,915,294
South Korea: 5.0%
POSCO Holdings, Inc. (ADR) †	92,371	5,031,448
United States: 46.8%
ATI, Inc. *	150,004	4,479,119
Carpenter Technology Corp.	47,517	1,755,278
Cleveland-Cliffs, Inc. * †	290,887	4,686,190
Commercial Metals Co.	91,404	4,414,813
Gibraltar Industries, Inc. *	30,378	1,393,743
Nucor Corp. †	50,104	6,604,208
	Number of Shares	Value
United States (continued)
Olympic Steel, Inc.	10,917	$366,593
Reliance Steel & Aluminum Co.	21,878	4,428,982
Ryerson Holding Corp.	36,304	1,098,559
Schnitzer Steel Industries, Inc.	26,235	804,103
Steel Dynamics, Inc.	48,408	4,729,462
SunCoke Energy, Inc.	81,805	705,977
TimkenSteel Corp. *	43,618	792,539
United States Steel Corp.	176,045	4,409,927
Warrior Met Coal, Inc.	50,664	1,755,001
Worthington Industries, Inc.	85,792	4,264,720
		46,689,214
Total Common Stocks (Cost: $116,358,302)		99,816,619

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.5%
Money Market Fund: 2.5% (Cost: $2,476,643)
State Street Navigator Securities Lending Government Money Market Portfolio	2,476,643	2,476,643
Total Investments: 102.6% (Cost: $118,834,945)		102,293,262
Liabilities in excess of other assets: (2.6)%		(2,596,083)
NET ASSETS: 100.0%		$99,697,179

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $21,413,508.
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Materials	93.3%	$93,179,290
Energy	5.3	5,243,586
Industrials	1.4	1,393,743
	100.0%	$99,816,619

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$99,816,619	$—	$—	$99,816,619
Money Market Fund	2,476,643	—	—	2,476,643
Total Investments	$102,293,262	$—	$—	$102,293,262

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

51

VANECK URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 100.0%
Australia: 3.6%
Boss Energy Ltd. *	379,815	$544,324
Paladin Energy Ltd. * †	3,027,671	1,422,987
		1,967,311
Canada: 13.1%
Cameco Corp. (USD)	136,626	3,097,311
Denison Mines Corp. (USD) * †	951,911	1,094,698
Global Atomic Corp. * †	205,410	532,115
NexGen Energy Ltd. (USD) * †	552,247	2,446,454
		7,170,578
China: 4.4%
CGN Power Co. Ltd. (HKD) 144A	10,186,000	2,419,230
Czech Republic: 4.6%
CEZ AS	74,137	2,522,335
Finland: 4.5%
Fortum Oyj	146,966	2,440,265
France: 5.0%
Electricite de France SA	211,332	2,705,042
Italy: 4.4%
Endesa SA	127,436	2,394,547
Japan: 4.8%
Kyushu Electric Power Co., Inc.	463,400	2,605,332
Jersey, Channel Islands: 1.4%
Yellow Cake Plc 144A *	174,834	781,753
Kazakhstan: 4.1%
NAC Kazatomprom JSC (USD) (GDR)	79,373	2,229,076
	Number of Shares	Value
South Korea: 1.0%
KEPCO Engineering & Construction Co., Inc. *	12,632	$543,736
United States: 49.1%
BWX Technologies, Inc.	40,393	2,346,025
Centrus Energy Corp. * †	15,227	494,573
Constellation Energy Corp.	40,547	3,495,557
Dominion Energy, Inc.	73,770	4,523,576
Energy Fuels, Inc. * †	168,356	1,045,491
Entergy Corp.	29,851	3,358,238
PG&E Corp. * †	205,292	3,338,048
PNM Resources, Inc.	48,944	2,387,978
Public Service Enterprise Group, Inc.	71,370	4,372,839
Uranium Energy Corp. * †	356,571	1,383,495
		26,745,820
Total Common Stocks (Cost: $50,848,094)		54,525,025

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.8%
Money Market Fund: 4.8% (Cost: $2,598,944)
State Street Navigator Securities Lending Government Money Market Portfolio	2,598,944	2,598,944
Total Investments: 104.8% (Cost: $53,447,038)		57,123,969
Liabilities in excess of other assets: (4.8)%		(2,642,084)
NET ASSETS: 100.0%		$54,481,885

Definitions:

GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $6,685,964.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $3,200,983, or 5.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Utilities	67.1%	$36,562,986
Energy	25.2	13,758,409
Industrials	6.7	3,671,515
Materials	1.0	532,115
	100.0%	$54,525,025

See Notes to Financial Statements

52

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$1,967,311	$—	$1,967,311
Canada	7,170,578	—	—	7,170,578
China	—	2,419,230	—	2,419,230
Czech Republic	2,522,335	—	—	2,522,335
Finland	—	2,440,265	—	2,440,265
France	—	2,705,042	—	2,705,042
Italy	—	2,394,547	—	2,394,547
Japan	—	2,605,332	—	2,605,332
Jersey, Channel Islands	—	781,753	—	781,753
Kazakhstan	—	2,229,076	—	2,229,076
South Korea	—	543,736	—	543,736
United States	26,745,820	—	—	26,745,820
Money Market Fund	2,598,944	—	—	2,598,944
Total Investments	$39,037,677	$18,086,292	$—	$57,123,969

See Notes to Financial Statements

53

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Agribusiness ETF	Future of Food ETF	Gold Miners ETF	Green Metals ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$1,339,918,131	$2,588,025	$5,944,170,649	$22,599,105
Affiliated issuers (3)	—	—	5,994,836,736	—
Short-term investments held as collateral for securities loaned (4)	1,586,727	73,186	120,829,768	555,578
Cash	8,420	115,798	30,219	2,595
Cash denominated in foreign currency, at value (5)	386,727	—	740,914	308,524
Receivables:
Dividends and interest	2,224,696	5,688	3,983,224	10,884
Prepaid expenses	16,180	—	85,842	—
Total assets	1,344,140,881	2,782,697	12,064,677,352	23,476,686
Liabilities:
Payables:
Collateral for securities loaned	1,586,727	73,186	120,829,768	555,578
Line of credit	191,510	—	3,165,413	318,632
Due to Adviser	593,215	1,616	5,136,039	11,952
Due to custodian	—	10,011	—	—
Deferred Trustee fees	492,945	—	1,194,420	—
Accrued expenses	253,475	—	308,114	98
Total liabilities	3,117,872	84,813	130,633,754	886,260
NET ASSETS	$1,341,023,009	$2,697,884	$11,934,043,598	$22,590,426
Shares outstanding	15,600,000	150,000	416,002,500	800,000
Net asset value, redemption and offering price per share	$85.96	$17.99	$28.69	$28.24
Net Assets consist of:
Aggregate paid in capital	$2,207,483,990	$3,462,993	$23,938,793,497	$28,042,618
Total distributable earnings (loss)	(866,460,981)	(765,109)	(12,004,749,899)	(5,452,192)
NET ASSETS	$1,341,023,009	$2,697,884	$11,934,043,598	$22,590,426
(1) Value of securities on loan	$2,362,658	$104,114	$225,906,317	$537,745
(2) Cost of investments - Unaffiliated issuers	$1,421,100,928	$3,257,054	$5,736,649,935	$26,809,490
(3) Cost of investments - Affiliated issuers	$—	$—	$6,286,244,461	$—
(4) Cost of short-term investments held as collateral for securities loaned	$1,586,727	$73,186	$120,829,768	$555,578
(5) Cost of cash denominated in foreign currency	$379,247	$—	$737,813	$401,840

See Notes to Financial Statements

54

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Junior Gold Miners ETF	Low Carbon Energy ETF	Natural Resources ETF	Oil Refiners ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$3,734,769,712	$198,128,907	$143,000,413	$39,024,650
Short-term investments held as collateral for securities loaned (3)	157,686,725	8,687,734	3,416,156	—
Cash	2,140,343	247	12,075	—
Cash denominated in foreign currency, at value (4)	345,817	1,744,264	346,397	389
Receivables:
Investment securities sold	—	—	21,931	—
Dividends and interest	1,982,093	391,730	200,215	129,170
Prepaid expenses	34,532	4,130	—	2,023
Total assets	3,896,959,222	208,957,012	146,997,187	39,156,232
Liabilities:
Payables:
Collateral for securities loaned	157,686,725	8,687,734	3,416,156	—
Line of credit	—	1,890,841	758,166	109,158
Due to Adviser	1,597,577	89,650	60,030	13,186
Due to custodian	—	—	—	8
Deferred Trustee fees	313,116	16,099	14,855	843
Accrued expenses	350,732	122,695	64,487	41,322
Total liabilities	159,948,150	10,807,019	4,313,694	164,517
NET ASSETS	$3,737,011,072	$198,149,993	$142,683,493	$38,991,715
Shares outstanding	104,887,446	1,783,298	2,900,000	1,250,000
Net asset value, redemption and offering price per share	$35.63	$111.11	$49.20	$31.19
Net Assets consist of:
Aggregate paid in capital	$9,295,287,113	$305,567,646	$182,795,853	$49,777,014
Total distributable earnings (loss)	(5,558,276,041)	(107,417,653)	(40,112,360)	(10,785,299)
NET ASSETS	$3,737,011,072	$198,149,993	$142,683,493	$38,991,715
(1) Value of securities on loan	$217,017,532	$12,648,560	$6,835,434	$56,309
(2) Cost of investments - Unaffiliated issuers	$4,422,392,574	$241,046,477	$129,019,248	$39,000,463
(3) Cost of short-term investments held as collateral for securities loaned	$157,686,725	$8,687,734	$3,416,156	$—
(4) Cost of cash denominated in foreign currency	$344,943	$1,732,481	$345,792	$387

See Notes to Financial Statements

55

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Steel ETF	Uranium+Nuclear Energy ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$2,584,321,658	$630,786,160	$99,816,619	$54,525,025
Short-term investments held as collateral for securities loaned (3)	22,295,028	43,492,601	2,476,643	2,598,944
Cash	7,241	12,367	—	23,046
Cash denominated in foreign currency, at value (4)	—	1,005,535	—	275
Receivables:
Investment securities sold	—	—	5,474,482	—
Shares of beneficial interest sold	30,402,537	—	1,474,811	—
Dividends and interest	1,801,733	549,784	183,383	8,903
Prepaid expenses	—	9,320	2,506	1,139
Total assets	2,638,828,197	675,855,767	109,428,444	57,157,332
Liabilities:
Payables:
Investment securities purchased	30,403,382	—	5,588,604	—
Shares of beneficial interest redeemed	—	—	1,454,822	—
Collateral for securities loaned	22,295,028	43,492,601	2,476,643	2,598,944
Line of credit	803,170	711,048	—	—
Due to Adviser	729,765	297,116	42,709	19,665
Due to custodian	—	—	73,486	—
Deferred Trustee fees	206,442	21,391	17,588	11,370
Accrued expenses	2,940	126,643	77,413	45,468
Total liabilities	54,440,727	44,648,799	9,731,265	2,675,447
NET ASSETS	$2,584,387,470	$631,206,968	$99,697,179	$54,481,885
Shares outstanding	8,500,543	8,274,987	1,725,000	991,632
Net asset value, redemption and offering price per share	$304.03	$76.28	$57.80	$54.94
Net Assets consist of:
Aggregate paid in capital	$4,515,251,113	$963,175,098	$279,810,760	$135,999,032
Total distributable earnings (loss)	(1,930,863,643)	(331,968,130)	(180,113,581)	(81,517,147)
NET ASSETS	$2,584,387,470	$631,206,968	$99,697,179	$54,481,885
(1) Value of securities on loan	$85,090,759	$151,605,612	$21,413,508	$6,685,964
(2) Cost of investments - Unaffiliated issuers	$2,499,084,561	$604,345,687	$116,358,302	$50,848,094
(3) Cost of short-term investments held as collateral for securities loaned	$22,295,028	$43,492,601	$2,476,643	$2,598,944
(4) Cost of cash denominated in foreign currency	$—	$995,505	$—	$274

See Notes to Financial Statements

56

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2022

	Agribusiness ETF	Future of Food ETF	Gold Miners ETF	Green Metals ETF
Income:
Dividends - unaffiliated issuers	$38,558,485	$42,643	$171,565,996	$727,935
Dividends - affiliated issuers	—	—	108,178,847	—
Interest	12,217	54	82,627	—
Securities lending income	1,513,610	16,589	1,538,139	3,928
Foreign taxes withheld	(4,051,067)	(4,069)	(24,829,881)	(55,710)
Total income	36,033,245	55,217	256,535,728	676,153
Expenses:
Management fees	7,590,170	17,856	60,561,304	134,921
Professional fees	45,817	—	47,241	—
Custody and accounting fees	122,851	—	182,704	—
Reports to shareholders	137,210	—	520,880	—
Trustees’ fees and expenses	40,970	—	274,827	—
Registration fees	5,937	—	19,670	—
Insurance	19,925	—	131,127	—
Interest and taxes	64,124	76	304,257	9,429
Other	8,526	—	33,981	—
Total expenses	8,035,530	17,932	62,075,991	144,350
Net investment income	27,997,715	37,285	194,459,737	531,803

Net realized gain (loss) on:
Investments - unaffiliated issuers	(49,355,667)	(98,221)	(629,322,970)	(1,104,654)
Investments - affiliated issuers	—	—	(243,269,510)	—
In-kind redemptions - unaffiliated issuers	141,406,093	—	574,345,552	56,624
In-kind redemptions - affiliated issuers	—	—	264,551,586	—
Foreign currency transactions and foreign denominated assets and liabilities	(263,961)	1,114	(1,451,705)	66,611
Net realized gain (loss)	91,786,465	(97,107)	(35,147,047)	(981,419)

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(320,294,125)	(704,103)	(715,321,927)	(4,457,081)
Investments - affiliated issuers	—	—	(642,574,000)	—
Foreign currency translations and foreign denominated assets and liabilities	(19,979)	195	184	(99,095)
Net change in unrealized appreciation (depreciation)	(320,314,104)	(703,908)	(1,357,895,743)	(4,556,176)
Net Decrease in Net Assets Resulting from Operations	$(200,529,924)	$(763,730)	$(1,198,583,053)	$(5,005,792)

See Notes to Financial Statements

57

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2022

	Junior Gold Miners ETF	Low Carbon Energy ETF	Natural Resources ETF	Oil Refiners ETF
Income:
Dividends - unaffiliated issuers	$47,425,434	$3,732,762	$5,499,182	$1,590,094
Dividends - affiliated issuers	191,415	—	—	—
Interest	95,475	—	1,306	4
Securities lending income	2,053,791	688,553	49,184	682
Foreign taxes withheld	(4,854,077)	(324,728)	(283,060)	(149,481)

Total income	44,912,038	4,096,587	5,266,612	1,441,299
Expenses:
Management fees	19,460,452	1,175,675	668,971	173,888
Professional fees	35,305	79,283	—	44,976
Custody and accounting fees	223,115	110,171	—	30,145
Reports to shareholders	167,327	42,842	—	4,557
Trustees’ fees and expenses	83,119	5,743	—	1,386
Registration fees	19,401	5,938	—	5,937
Insurance	59,397	7,170	—	2,184
Interest and taxes	32,243	12,788	12,025	5,710
Other	17,156	6,456	—	3,463

Total expenses	20,097,515	1,446,066	680,996	272,246
Waiver of management fees	—	—	—	(61,342)

Net expenses	20,097,515	1,446,066	680,996	210,904

Net investment income	24,814,523	2,650,521	4,585,616	1,230,395

Net realized gain (loss) on:
Investments - unaffiliated issuers	(302,421,091)	(9,539,813)	(7,695,444)	(3,146,583)
Investments - affiliated issuers	(6,528,287)	—	—	—
In-kind redemptions - unaffiliated issuers	138,361,289	2,258,899	7,630,957	3,233,533
In-kind redemptions - affiliated issuers	338,379	—	—	—
Capital gain distributions from investment companies	—	—	44,954	—
Foreign currency transactions and foreign denominated assets and liabilities	(825,255)	(25,979)	(60,193)	(24,850)

Net realized gain (loss)	(171,074,965)	(7,306,893)	(79,726)	62,100

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(484,302,537)	(81,996,405)	(2,080,852)	(743,365)
Investments - affiliated issuers	(2,116,013)	—	—	—
Foreign currency translations and foreign denominated assets and liabilities	(1,825)	1,545	(1,060)	(1,718)
Net change in unrealized appreciation (depreciation)	(486,420,375)	(81,994,860)	(2,081,912)	(745,083)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(632,680,817)	$(86,651,232)	$2,423,978	$547,412

See Notes to Financial Statements

58

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2022

	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Steel ETF	Uranium+ Nuclear Energy ETF
Income:
Dividends - unaffiliated issuers	$31,762,476	$5,756,920	$5,705,645	$1,072,803
Dividends - affiliated issuers	1,805,788	—	—	—
Interest	58,085	15,205	2,245	805
Securities lending income	48,551	5,159,433	210,525	23,194
Foreign taxes withheld	(10,362)	(356,310)	(140,916)	(63,993)
Total income	33,664,538	10,575,248	5,777,499	1,032,809
Expenses:
Management fees	9,982,726	4,261,430	547,396	237,947
Professional fees	—	39,622	35,008	36,971
Custody and accounting fees	—	118,791	2,610	27,338
Reports to shareholders	—	125,617	26,751	4,578
Trustees’ fees and expenses	—	20,714	2,313	1,126
Registration fees	—	5,937	4,145	5,937
Insurance	—	10,206	4,213	1,536
Interest and taxes	35,319	44,222	8,274	2,873
Other	—	5,586	1,345	2,443
Total expenses	10,018,045	4,632,125	632,055	320,749
Waiver of management fees	—	—	(21,645)	(32,334)
Net expenses	10,018,045	4,632,125	610,410	288,415
Net investment income	23,646,493	5,943,123	5,167,089	744,394

Net realized gain (loss) on:
Investments - unaffiliated issuers	(141,003,204)	(39,414,077)	(7,471,454)	(163,174)
Investments - affiliated issuers	(13,690,756)	—	—	—
In-kind redemptions - unaffiliated issuers	622,352,444	64,623,117	5,333,302	1,784,521
In-kind redemptions - affiliated issuers	121,088,155	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	(147,858)	—	(23,608)
Net realized gain (loss)	588,746,639	25,061,182	(2,138,152)	1,597,739

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	458,684,816	(338,282,384)	3,726,233	(940,945)
Investments - affiliated issuers	74,136,572	—	—	—
Foreign currency translations and foreign denominated assets and liabilities	—	5,270	—	(761)
Net change in unrealized appreciation (depreciation)	532,821,388	(338,277,114)	3,726,233	(941,706)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,145,214,520	$(307,272,809)	$6,755,170	$1,400,427

See Notes to Financial Statements

59

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Future of Food ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Period Ended December 31, 2021 (a)
Operations:
Net investment income	$27,997,715	$14,113,197	$37,285	$1,947
Net realized gain (loss)	91,786,465	103,047,705	(97,107)	(4)
Net change in unrealized appreciation (depreciation)	(320,314,104)	99,471,560	(703,908)	35,079
Net increase (decrease) in net assets resulting from operations	(200,529,924)	216,632,462	(763,730)	37,022
Distributions to shareholders from:
Distributable earnings	(28,899,290)	(13,850,800)	(38,400)	—

Share transactions*:
Proceeds from sale of shares	815,012,259	459,439,465	1,030,333	2,432,659
Cost of shares redeemed	(427,267,809)	(273,313,828)	—	—
Increase in net assets resulting from share transactions	387,744,450	186,125,637	1,030,333	2,432,659
Total increase in net assets	158,315,236	388,907,299	228,203	2,469,681
Net Assets, beginning of period	1,182,707,773	793,800,474	2,469,681	—
Net Assets, end of period	$1,341,023,009	$1,182,707,773	$2,697,884	$2,469,681
*Shares of Common Stock Issued (no par value)
Shares sold	8,000,000	5,250,000	50,000	100,000
Shares redeemed	(4,800,000)	(3,050,000)	—	—
Net increase	3,200,000	2,200,000	50,000	100,000

(a)	For the period December 1, 2021 (commencement of operations) through December 31, 2021.

See Notes to Financial Statements

60

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Gold Miners ETF		Green Metals ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Period Ended December 31, 2021 (a)
Operations:
Net investment income (loss)	$194,459,737	$220,313,648	$531,803	$(3,750)
Net realized gain (loss)	(35,147,047)	703,319,609	(981,419)	(61,930)
Net change in unrealized appreciation (depreciation)	(1,357,895,743)	(2,479,630,293)	(4,556,176)	252,259
Net increase (decrease) in net assets resulting from operations	(1,198,583,053)	(1,555,997,036)	(5,005,792)	186,579
Distributions to shareholders from:
Distributable earnings	(197,981,341)	(224,002,317)	(580,000)	—

Share transactions*:
Proceeds from sale of shares	3,035,577,589	2,030,470,195	14,040,492	15,509,965
Cost of shares redeemed	(2,978,056,133)	(3,480,902,948)	(1,560,818)	—
Increase (decrease) in net assets resulting from share transactions	57,521,456	(1,450,432,753)	12,479,674	15,509,965
Total increase (decrease) in net assets	(1,339,042,938)	(3,230,432,106)	6,893,882	15,696,544
Net Assets, beginning of period	13,273,086,536	16,503,518,642	15,696,544	—
Net Assets, end of period	$11,934,043,598	$13,273,086,536	$22,590,426	$15,696,544
*Shares of Common Stock Issued (no par value)
Shares sold	102,100,000	58,150,000	400,000	450,000
Shares redeemed	(100,900,000)	(102,000,000)	(50,000)	—
Net increase (decrease)	1,200,000	(43,850,000)	350,000	450,000

(a)	For the period November 10, 2021 (commencement of operations) through December 31, 2021.

See Notes to Financial Statements

61

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Junior Gold Miners ETF		Low Carbon Energy ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income	$24,814,523	$43,598,687	$2,650,521	$1,432,887
Net realized gain (loss)	(171,074,965)	171,809,877	(7,306,893)	71,875,642
Net change in unrealized appreciation (depreciation)	(486,420,375)	(1,538,777,434)	(81,994,860)	(84,954,022)
Net decrease in net assets resulting from operations	(632,680,817)	(1,323,368,870)	(86,651,232)	(11,645,493)
Distributions to shareholders from:
Distributable earnings	(19,233,209)	(80,009,332)	(2,600,048)	(1,340,155)

Share transactions*:
Proceeds from sale of shares	674,457,723	455,259,072	—	209,712,572
Cost of shares redeemed	(780,321,178)	(872,059,989)	(13,347,688)	(166,136,494)
Increase (decrease) in net assets resulting from share transactions	(105,863,455)	(416,800,917)	(13,347,688)	43,576,078
Total increase (decrease) in net assets	(757,777,481)	(1,820,179,119)	(102,598,968)	30,590,430
Net Assets, beginning of year	4,494,788,553	6,314,967,672	300,748,961	270,158,531
Net Assets, end of year	$3,737,011,072	$4,494,788,553	$198,149,993	$300,748,961
*Shares of Common Stock Issued (no par value)
Shares sold	19,250,000	9,850,000	—	1,300,000
Shares redeemed	(21,700,000)	(18,900,000)	(100,000)	(1,050,000)
Net increase (decrease)	(2,450,000)	(9,050,000)	(100,000)	250,000

See Notes to Financial Statements

62

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Natural Resources ETF		Oil Refiners ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income	$4,585,616	$2,028,234	$1,230,395	$472,371
Net realized gain (loss)	(79,726)	(664,371)	62,100	(1,182,181)
Net change in unrealized appreciation (depreciation)	(2,081,912)	12,884,685	(745,083)	2,639,228
Net increase in net assets resulting from operations	2,423,978	14,248,548	547,412	1,929,418
Distributions to shareholders from:
Distributable earnings	(4,599,900)	(2,140,110)	(1,200,000)	(470,018)

Share transactions*:
Proceeds from sale of shares	74,958,129	37,659,686	41,125,018	708,375
Cost of shares redeemed	(27,346,895)	(4,695,212)	(21,154,594)	—
Increase in net assets resulting from share transactions	47,611,234	32,964,474	19,970,424	708,375
Total increase in net assets	45,435,312	45,072,912	19,317,836	2,167,775
Net Assets, beginning of year	97,248,181	52,175,269	19,673,879	17,506,104
Net Assets, end of year	$142,683,493	$97,248,181	$38,991,715	$19,673,879
*Shares of Common Stock Issued (no par value)
Shares sold	1,450,000	800,000	1,250,000	25,000
Shares redeemed	(600,000)	(100,000)	(725,000)	—
Net increase	850,000	700,000	525,000	25,000

See Notes to Financial Statements

63

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Oil Services ETF		Rare Earth/Strategic Metals ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income	$23,646,493	$24,048,164	$5,943,123	$685,719
Net realized gain	588,746,639	91,476,848	25,061,182	107,316,664
Net change in unrealized appreciation (depreciation)	532,821,388	(245,287,006)	(338,277,114)	273,354,965
Net increase (decrease) in net assets resulting from operations	1,145,214,520	(129,761,994)	(307,272,809)	381,357,348
Distributions to shareholders from:
Distributable earnings	(23,400,039)	(21,600,606)	(9,819,927)	(54,350,856)

Share transactions*:
Proceeds from sale of shares	4,621,472,112	4,464,669,089	149,331,401	552,129,245
Cost of shares redeemed	(5,302,018,149)	(2,893,608,272)	(214,892,139)	(187,397,855)
Increase (decrease) in net assets resulting from share transactions	(680,546,037)	1,571,060,817	(65,560,738)	364,731,390
Total increase (decrease) in net assets	441,268,444	1,419,698,217	(382,653,474)	691,737,882
Net Assets, beginning of year	2,143,119,026	723,420,809	1,013,860,442	322,122,560
Net Assets, end of year	$2,584,387,470	$2,143,119,026	$631,206,968	$1,013,860,442
*Shares of Common Stock Issued (no par value)
Shares sold	17,300,000	21,100,000	1,500,000	6,200,000
Shares redeemed	(20,400,000)	(14,200,000)	(2,300,000)	(2,050,000)
Net increase (decrease)	(3,100,000)	6,900,000	(800,000)	4,150,000

See Notes to Financial Statements

64

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Steel ETF		Uranium+Nuclear Energy ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income	$5,167,089	$8,722,425	$744,394	$697,092
Net realized gain (loss)	(2,138,152)	34,079,900	1,597,739	(675,324)
Net change in unrealized appreciation (depreciation)	3,726,233	(25,264,114)	(941,706)	3,159,751
Net increase in net assets resulting from operations	6,755,170	17,538,211	1,400,427	3,181,519
Distributions to shareholders from:
Distributable earnings	(5,238,962)	(8,650,070)	(1,100,017)	(700,021)
Return of capital	(11,016)	—	—	—
Total distributions	(5,249,978)	(8,650,070)	(1,100,017)	(700,021)

Share transactions*:
Proceeds from sale of shares	82,321,434	245,785,508	24,539,686	14,652,183
Cost of shares redeemed	(95,953,186)	(219,740,003)	(5,585,128)	—
Increase (decrease) in net assets resulting from share transactions	(13,631,752)	26,045,505	18,954,558	14,652,183
Total increase (decrease) in net assets	(12,126,560)	34,933,646	19,254,968	17,133,681
Net Assets, beginning of year	111,823,739	76,890,093	35,226,917	18,093,236
Net Assets, end of year	$99,697,179	$111,823,739	$54,481,885	$35,226,917
*Shares of Common Stock Issued (no par value)
Shares sold	1,300,000	4,125,000	450,000	275,000
Shares redeemed	(1,675,000)	(3,750,000)	(100,000)	—
Net increase (decrease)	(375,000)	375,000	350,000	275,000

See Notes to Financial Statements

65

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Agribusiness ETF
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$95.38	$77.82	$68.59	$57.11	$61.63
Net investment income (a)	1.71	1.14	0.90	0.83	0.83
Net realized and unrealized gain (loss) on investments	(9.28)	17.54	9.19	11.56	(4.39)
Total from investment operations	(7.57)	18.68	10.09	12.39	(3.56)
Distributions from:
Net investment income	(1.85)	(1.12)	(0.86)	(0.91)	(0.96)
Net asset value, end of year	$85.96	$95.38	$77.82	$68.59	$57.11
Total return (b)	(7.95)%	23.99%	14.73%	21.70%	(5.76)%

Ratios to average net assets
Expenses	0.53%	0.52%	0.55%	0.56%	0.54%
Net investment income	1.84%	1.25%	1.41%	1.29%	1.32%
Supplemental data
Net assets, end of year (in millions)	$1,341	$1,183	$794	$717	$757
Portfolio turnover rate (c)	24%	17%	13%	21%	16%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

66

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Future of Food ETF

	Year Ended December 31, 2022	Period Ended December 31, 2021(a)

Net asset value, beginning of period	$24.70	$24.33
Net investment income (b)	0.29	0.02
Net realized and unrealized gain (loss) on investments	(6.74)	0.35
Total from investment operations	(6.45)	0.37
Distributions from:
Net investment income	(0.26)	—
Net asset value, end of period	$17.99	$24.70
Total return (c)	(26.14)%	1.53	%(d)

Ratios to average net assets
Expenses	0.69%	0.69	%(e)
Net investment income	1.44%	0.93	%(e)
Supplemental data
Net assets, end of period (in millions)	$3	$2
Portfolio turnover rate (f)	4%	0	%(d)

(a)	For the period December 1, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

67

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Gold Miners ETF
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$32.00	$35.98	$29.34	$21.07	$23.25
Net investment income (a)	0.48	0.52	0.21	0.19	0.14
Net realized and unrealized gain (loss) on investments	(3.31)	(3.97)	6.62	8.27	(2.21)
Total from investment operations	(2.83)	(3.45)	6.83	8.46	(2.07)
Distributions from:
Net investment income	(0.48)	(0.53)	(0.19)	(0.19)	(0.11)
Net asset value, end of year	$28.69	$32.00	$35.98	$29.34	$21.07
Total return (b)	(8.87)%	(9.56)%	23.30%	40.15%	(8.92)%

Ratios to average net assets
Expenses	0.51%	0.51%	0.51%	0.52%	0.52%
Net investment income	1.61%	1.53%	0.61%	0.76%	0.66%
Supplemental data
Net assets, end of year (in millions)	$11,934	$13,273	$16,504	$12,999	$10,576
Portfolio turnover rate (c)	17%	15%	13%	14%	15%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

68

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Green Metals ETF

	Year Ended December 31, 2022	Period Ended December 31, 2021(a)

Net asset value, beginning of period	$34.88	$34.67
Net investment income (loss) (b)	0.73	(0.01)
Net realized and unrealized gain (loss) on investments	(6.64)	0.22
Total from investment operations	(5.91)	0.21
Distributions from:
Net investment income	(0.73)	—
Net asset value, end of period	$28.24	$34.88
Total return (c)	(16.99)%	0.61	%(d)

Ratios to average net assets
Expenses	0.63%	0.60	%(e)
Expenses excluding interest and taxes	0.59%	0.59	%(e)
Net investment income (loss)	2.33%	(0.30	)%(e)
Supplemental data
Net assets, end of period (in millions)	$23	$16
Portfolio turnover rate (f)	32%	10	%(d)

(a)	For the period November 10, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

69

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Junior Gold Miners ETF
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$41.88	$54.26	$42.39	$30.11	$34.21
Net investment income (a)	0.24	0.39	0.22	0.08	0.14
Net realized and unrealized gain (loss) on investments	(6.31)	(12.02)	12.51	12.36	(4.10)
Total from investment operations	(6.07)	(11.63)	12.73	12.44	(3.96)
Distributions from:
Net investment income	(0.18)	(0.75)	(0.86)	(0.16)	(0.14)
Net asset value, end of year	$35.63	$41.88	$54.26	$42.39	$30.11
Total return (b)	(14.48)%	(21.44)%	30.07%	41.31%	(11.58)%

Ratios to average net assets
Expenses	0.52%	0.52%	0.52%	0.53%	0.53%
Net investment income	0.64%	0.84%	0.46%	0.24%	0.45%
Supplemental data
Net assets, end of year (in millions)	$3,737	$4,495	$6,315	$5,219	$4,273
Portfolio turnover rate (c)	27%	24%	34%	19%	28%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

70

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Low Carbon Energy ETF
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$159.69	$165.41	$75.70	$55.10	$60.94
Net investment income (a)	1.45	0.78	0.16	0.05	0.26
Net realized and unrealized gain (loss) on investments	(48.57)	(5.79)	89.64	20.55	(5.76)
Total from investment operations	(47.12)	(5.01)	89.80	20.60	(5.50)
Distributions from:
Net investment income	(1.46)	(0.71)	(0.09)	—	(0.34)
Net asset value, end of year	$111.11	$159.69	$165.41	$75.70	$55.10
Total return (b)	(29.52)%	(3.02)%	118.65%	37.38%	(9.02)%

Ratios to average net assets
Gross expenses	0.61%	0.55%	0.64%	0.65%	0.65%
Net expenses	0.61%	0.55%	0.62%	0.62%	0.63%
Net expenses excluding interest and taxes	0.61%	0.55%	0.62%	0.62%	0.62%
Net investment income	1.13%	0.49%	0.16%	0.08%	0.44%
Supplemental data
Net assets, end of year (in millions)	$198	$301	$270	$105	$79
Portfolio turnover rate (c)	16%	77%	84%	40%	31%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

71

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Natural Resources ETF
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$47.44	$38.65	$37.10	$32.20	$37.09
Net investment income (a)	1.66	1.21	0.84	0.96	0.81
Net realized and unrealized gain (loss) on investments	1.71	8.60	1.65 (b)	4.94	(4.78)
Total from investment operations	3.37	9.81	2.49	5.90	(3.97)
Distributions from:
Net investment income	(1.61)	(1.02)	(0.94)	(1.00)	(0.92)
Net asset value, end of year	$49.20	$47.44	$38.65	$37.10	$32.20
Total return (c)	7.10%	25.38%	6.73%	18.34%	(10.69)%

Ratios to average net assets
Gross expenses (d)	0.50%	0.78%	0.90%	0.79%	0.72%
Net expenses (d)	0.50%	0.49%	0.49%	0.50%	0.50%
Net expenses excluding interest and taxes (d)	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	3.36%	2.63%	2.59%	2.70%	2.21%
Supplemental data
Net assets, end of year (in millions)	$143	$97	$52	$70	$77
Portfolio turnover rate (e)	37%	26%	26%	24%	23%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Periods after December 31, 2021 reflect a unitary management fee structure.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

72

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Oil Refiners ETF
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$27.14	$25.01	$29.01	$26.95	$30.40
Net investment income (a)	1.07	0.66	0.58	0.56	0.74
Net realized and unrealized gain (loss) on investments	3.94	2.12	(3.92)	1.91	(3.54)
Total from investment operations	5.01	2.78	(3.34)	2.47	(2.80)
Distributions from:
Net investment income	(0.96)	(0.65)	(0.64)	(0.41)	(0.52)
Net realized capital gains	—	—	—	—	(0.13)
Return of capital	—	—	(0.02)	—	—
Total distributions	(0.96)	(0.65)	(0.66)	(0.41)	(0.65)
Net asset value, end of year	$31.19	$27.14	$25.01	$29.01	$26.95
Total return (b)	18.50%	11.10%	(11.50)%	9.19%	(9.22)%

Ratios to average net assets
Gross expenses	0.78%	1.02%	1.29%	1.03%	0.72%
Net expenses	0.61%	0.59%	0.59%	0.60%	0.60%
Net expenses excluding interest and taxes	0.59%	0.59%	0.59%	0.59%	0.59%
Net investment income	3.54%	2.32%	2.56%	1.97%	2.32%
Supplemental data
Net assets, end of year (in millions)	$39	$20	$18	$35	$49
Portfolio turnover rate (c)	40%	18%	37%	30%	31%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

73

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Oil Services ETF(a)
	Year Ended December 31,
	2022	2021	2020	2019		2018

Net asset value, beginning of year	$184.74	$153.90	$265.47	$280.60		$520.40
Net investment income (b)	2.14	2.41	2.26	6.60		7.00
Net realized and unrealized gain (loss) on investments	120.04	30.24 (c)	(111.94)	(15.93	)(c)	(240.80)
Total from investment operations	122.18	32.65	(109.68)	(9.33)		(233.80)
Distributions from:
Net investment income	(2.89)	(1.81)	(1.89)	(5.80)		(6.00)
Net asset value, end of year	$304.03	$184.74	$153.90	$265.47		$280.60
Total return (d)	66.14%	21.18%	(41.31)%	(3.35)%		(44.93)%

Ratios to average net assets
Gross expenses (e)	0.35%	0.36%	0.40%	0.39%		0.38%
Net expenses (e)	0.35%	0.35%	0.35%	0.35%		0.35%
Net investment income	0.83%	1.21%	1.68%	2.28%		1.44%
Supplemental data
Net assets, end of year (in millions)	$2,584	$2,143	$723	$773		$1,045
Portfolio turnover rate (f)	17%	28%	33%	29%		22%

(a)	On April 15, 2020, the Fund effected a 1 for 20 reverse share split (See Note 11). Per share data has been adjusted to reflect the reverse share split.
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Periods after December 31, 2021 reflect a unitary management fee structure.
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

74

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Rare Earth/Strategic Metals ETF(a)
	Year Ended December 31,
	2022	2021	2020	2019		2018

Net asset value, beginning of year	$111.72	$65.41	$40.41	$40.68		$89.25
Net investment income (b)	0.68	0.08	0.58	0.90		1.98
Net realized and unrealized gain (loss) on investments	(34.93)	52.12	24.95	(0.54	)(c)	(45.48)
Total from investment operations	(34.25)	52.20	25.53	0.36		(43.50)
Distributions from:
Net investment income	(1.19)	(5.89)	(0.53)	(0.63)		(5.07)
Net asset value, end of year	$76.28	$111.72	$65.41	$40.41		$40.68
Total return (d)	(30.68)%	80.09%	63.22%	0.91%		(48.70)%

Ratios to average net assets
Gross expenses	0.54%	0.53%	0.63%	0.64%		0.63%
Net expenses	0.54%	0.53%	0.59%	0.60%		0.59%
Net expenses excluding interest and taxes	0.54%	0.53%	0.57%	0.57%		0.57%
Net investment income	0.70%	0.08%	1.44%	2.14%		2.73%
Supplemental data
Net assets, end of year (in millions)	$631	$1,014	$322	$193		$93
Portfolio turnover rate (e)	40%	74%	70%	64%		68%

(a)	On April 15, 2020, the Fund effected a 1 for 3 reverse share split (See Note 11). Per share data has been adjusted to reflect the reverse share split.
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

75

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Steel ETF
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$53.25	$44.57	$37.74	$34.87	$45.74
Net investment income (a)	2.71	3.19	0.71	1.16	1.30
Net realized and unrealized gain (loss) on investments	4.72	9.25	6.95	2.75	(9.99)
Total from investment operations	7.43	12.44	7.66	3.91	(8.69)
Distributions from:
Net investment income	(2.87)	(3.76)	(0.77)	(1.04)	(2.18)
Return of capital	(0.01)	—	(0.06)	—	—
Total distributions	(2.88)	(3.76)	(0.83)	(1.04)	(2.18)
Net asset value, end of year	$57.80	$53.25	$44.57	$37.74	$34.87
Total return (b)	13.88%	27.91%	20.57%	11.02%	(18.94)%

Ratios to average net assets
Gross expenses	0.58%	0.56%	0.95%	0.71%	0.61%
Net expenses	0.56%	0.55%	0.56%	0.56%	0.56%
Net expenses excluding interest and taxes	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	4.72%	5.48%	2.31%	3.11%	2.80%
Supplemental data
Net assets, end of year (in millions)	$100	$112	$77	$66	$58
Portfolio turnover rate (c)	20%	25%	34%	19%	16%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

76

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Uranium+Nuclear Energy ETF
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$54.90	$49.35	$48.71	$49.67	$49.09
Net investment income (a)	0.86	1.44	0.89	1.07	1.30
Net realized and unrealized gain (loss) on investments	0.29	5.20	0.85	(0.85)	1.22
Total from investment operations	1.15	6.64	1.74	0.22	2.52
Distributions from:
Net investment income	(1.11)	(1.09)	(1.10)	(1.18)	(1.94)
Net asset value, end of year	$54.94	$54.90	$49.35	$48.71	$49.67
Total return (b)	2.10%	13.48%	3.59%	0.44%	5.15%

Ratios to average net assets
Gross expenses	0.67%	0.89%	1.25%	0.93%	0.85%
Net expenses	0.61%	0.60%	0.60%	0.61%	0.60%
Net expenses excluding interest and taxes	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.56%	2.70%	1.97%	2.13%	2.58%
Supplemental data
Net assets, end of year (in millions)	$54	$35	$18	$23	$26
Portfolio turnover rate (c)	53%	25%	25%	15%	32%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

77

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

Agribusiness ETF	Non-Diversified
Future of Food ETF	Non-Diversified
Gold Miners ETF	Non-Diversified
Green Metals ETF	Non-Diversified
Junior Gold Miners ETF	Non-Diversified
Low Carbon Energy ETF	Non-Diversified
Natural Resources ETF	Diversified
Oil Refiners ETF	Non-Diversified
Oil Services ETF	Non-Diversified
Rare Earth/Strategic Metals ETF	Non-Diversified
Steel ETF	Non-Diversified
Uranium+Nuclear Energy ETF	Non-Diversified

Each Fund’s investment objective (except for Future of Food ETF) is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index which are listed in the table below.

Fund	Index

Agribusiness ETF	MVIS® Global Agribusiness Index
Gold Miners ETF	NYSE® Arca® Gold Miners Index®
Green Metals ETF	MVIS® Global Clean-Tech Metals Index
Junior Gold Miners ETF	MVIS® Global Junior Gold Miners Index
Low Carbon Energy ETF	MVIS Global Low Carbon Energy Index
Natural Resources ETF	VanEck® Natural Resources Index
Oil Refiners ETF	MVIS® Global Oil Refiners Index
Oil Services ETF	MVIS® US Listed Oil Services 25 Index
Rare Earth/Strategic Metals ETF	MVIS® Global Rare Earth/Strategic Metals Index
Steel ETF	NYSE® Arca® Steel Index
Uranium+Nuclear Energy ETF	MVIS® Global Uranium & Nuclear Energy Index

Each Fund, except for Future of Food ETF, was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in approximately the same weighting as their index. The Future of Food ETF is an actively managed ETF that seeks long-term capital appreciation and invests primarily in securities of companies engaged in Agri-Food technology and innovation.

Van Eck Associates Corporation (the “Adviser”) is the investment adviser for the Funds.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

78

A.	Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee under Rule 2a-5 to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements of Rule 2a-5. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that
79

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to and net realized capital gains, if any, its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders— Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation— Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities— In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at December 31, 2022 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
80

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2023, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, and extraordinary expenses) from exceeding the expense limitations for the Funds listed in the table below.

The management fee rates and expense limitations for the year ended December 31, 2022, are as follows:

Fund	Management Fees	Expense Limitations
Agribusiness ETF	0.50%	0.56%
Gold Miners ETF	0.50	0.53
Junior Gold Miners ETF	0.50	0.56
Low Carbon Energy ETF	0.50	0.62
Oil Refiners ETF	0.50	0.59
Rare Earth/Strategic Metals ETF	0.50	0.57
Steel ETF	0.50	0.55
Uranium+Nuclear Energy ETF	0.50	0.60

Refer to the Statements of Operations for amounts waived/assumed by the Adviser.

The Future of Food ETF, Green Metals ETF, and effective January 1, 2022, Natural Resources ETF and Oil Services ETF utilize a unitary management fee structure where the Adviser is responsible for all expenses of the Fund, (excluding the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) until at least May 1, 2023.

Fund	Unitary Management Fee Rate
Future of Food ETF	0.69%
Green Metals ETF	0.59
Natural Resources ETF	0.49
Oil Services ETF	0.35

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Capital Share Transactions—As of December 31, 2022, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of a designated portfolio of securities (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

81

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 5—Investments—For the year ended December 31, 2022, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Agribusiness ETF	$370,691,690	$363,136,073	$791,451,604	$412,761,108
Future of Food ETF	113,069	196,838	1,010,044	—
Gold Miners ETF	2,085,463,737	2,003,946,143	3,033,538,853	2,976,076,243
Green Metals ETF	10,936,938	7,205,499	9,717,579	1,052,995
Junior Gold Miners ETF	1,056,470,980	1,043,124,305	669,450,439	777,563,862
Low Carbon Energy ETF	38,338,475	38,891,761	—	12,716,520
Natural Resources ETF	51,659,410	50,256,297	73,085,654	26,672,143
Oil Refiners ETF	16,278,619	13,662,910	35,294,072	17,896,659
Oil Services ETF	464,729,649	467,952,304	4,622,353,818	5,301,418,049
Rare Earth/Strategic Metals ETF	339,182,853	361,569,499	115,125,115	161,670,708
Steel ETF	22,035,365	22,044,856	82,300,213	95,927,769
Uranium+Nuclear Energy ETF	24,939,501	24,987,059	24,435,290	5,563,677

Note 6—Income Taxes—As of December 31, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Agribusiness ETF	$1,438,873,414	$127,086,797	$(224,455,353)	$(97,368,556)
Future of Food ETF	3,330,240	182,677	(851,706)	(669,029)
Gold Miners ETF	12,178,172,195	1,316,474,066	(1,434,809,108)	(118,335,042)
Green Metals ETF	27,522,624	1,387,757	(5,755,698)	(4,367,941)
Junior Gold Miners ETF	4,723,704,855	254,802,471	(1,086,050,890)	(831,248,419)
Low Carbon Energy ETF	250,114,134	25,951,974	(69,249,467)	(43,297,493)
Natural Resources ETF	132,942,945	23,842,868	(10,369,244)	13,473,624
Oil Refiners ETF	39,297,869	3,241,709	(3,514,928)	(273,219)
Oil Services ETF	2,522,062,130	156,412,100	(71,857,544)	84,554,556
Rare Earth/Strategic Metals ETF	670,488,697	120,228,978	(116,438,914)	3,790,064
Steel ETF	120,075,385	2,949,457	(20,731,580)	(17,782,123)
Uranium+Nuclear Energy ETF	54,399,192	6,051,796	(3,327,019)	2,724,777

At December 31, 2022, the components of total distributable earnings (losses) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Qualified Late- Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Agribusiness ETF	$8,907,800	$(777,475,372)	$–	$(492,946)	$(97,400,463)	$(866,460,981)
Future of Food ETF	1,942	(98,221)	–	–	(668,830)	(765,109)
Gold Miners ETF	2,319,299	(11,887,543,299)	–	(1,194,419)	(118,331,480)	(12,004,749,899)
Green Metals ETF	22,198	(1,012,917)	–	–	(4,461,473)	(5,452,192)
Junior Gold Miners ETF	45,171,638	(4,771,882,069)	–	(313,117)	(831,252,493)	(5,558,276,041)
Low Carbon Energy ETF	76,644	(64,185,450)	–	(16,099)	(43,292,748)	(107,417,653)
Natural Resources ETF	278,230	(53,849,293)	–	(14,855)	13,473,558	(40,112,360)
Oil Refiners ETF	4,851	(10,513,424)	–	(842)	(275,884)	(10,785,299)
Oil Services ETF	246,455	(2,015,454,422)	–	(210,231)	84,554,555	(1,930,863,643)
Rare Earth/Strategic Metals ETF	–	(323,294,394)	(12,451,331)	(21,392)	3,798,987	(331,968,130)
Steel ETF	–	(162,313,871)	–	(17,587)	(17,782,123)	(180,113,581)
82

Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Qualified Late- Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Uranium+Nuclear Energy ETF	1,103,738	(85,333,578)	–	(11,370)	2,724,063	(81,517,147)

*	Qualified late year losses incurred after October 31, 2022 are deemed to arise on January 1, 2023.

The tax character of dividends paid to shareholders was follows:

	December 31, 2022		December 31, 2021
Fund	Ordinary Income	Return of Capital	Ordinary Income
Agribusiness ETF	$28,899,290	$–	$13,850,800
Future of Food ETF	38,400	–	–
Gold Miners ETF	197,981,341	–	224,002,317
Green Metals ETF	580,000	–	–
Junior Gold Miners ETF	19,233,209	–	80,009,332
Low Carbon Energy ETF	2,600,048	–	1,340,155
Natural Resources ETF	4,599,900	–	2,140,110
Oil Refiners ETF	1,200,000	–	470,018
Oil Services ETF	23,400,039	–	21,600,606
Rare Earth/Strategic Metals ETF	9,819,927	–	54,350,856
Steel ETF	5,238,962	11,016	8,650,070
Uranium+Nuclear Energy ETF	1,100,017	–	700,021

At December 31, 2022, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Agribusiness ETF	$(222,942,771)	$(554,532,601)	$(777,475,372)
Future of Food ETF	(98,221)	–	(98,221)
Gold Miners ETF	(2,025,014,743)	(9,862,528,556)	(11,887,543,299)
Green Metals ETF	(975,397)	(37,520)	(1,012,917)
Junior Gold Miners ETF	(1,682,967,033)	(3,088,915,036)	(4,771,882,069)
Low Carbon Energy ETF	(9,742,287)	(54,443,163)	(64,185,450)
Natural Resources ETF	(10,260,864)	(43,588,429)	(53,849,293)
Oil Refiners ETF	(5,157,696)	(5,355,728)	(10,513,424)
Oil Services ETF	(306,893,389)	(1,708,561,033)	(2,015,454,422)
Rare Earth/Strategic Metals ETF	(75,995,355)	(247,299,039)	(323,294,394)
Steel ETF	(16,288,914)	(146,024,957)	(162,313,871)
Uranium+Nuclear Energy ETF	(13,904,116)	(71,429,462)	(85,333,578)

During the year ended December 31, 2022, as a result of permanent book to tax differences, primarily due to the tax treatment of gains/losses from securities redeemed in-kind and earnings attributable to the redemption of shares, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Agribusiness ETF	$(141,329,451)	$141,329,451
Gold Miners ETF	(815,540,550)	815,540,550
Green Metals ETF	(52,979)	52,979
83

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Junior Gold Miners ETF	(103,862,021)	103,862,021
Low Carbon Energy ETF	(2,245,152)	2,245,152
Natural Resources ETF	(7,577,268)	7,577,268
Oil Refiners ETF	(3,080,951)	3,080,951
Oil Services ETF	(742,204,227)	742,204,227
Rare Earth/Strategic Metals ETF	(47,859,056)	47,859,056
Steel ETF	(5,174,596)	5,174,596
Uranium+Nuclear Energy ETF	(1,719,701)	1,719,701

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or penalties.

Note 7—Principal Risks— Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss as a result.

Following Russia’s large-scale invasion of Ukraine on February 24, 2022, governments of the United States and many other countries have imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions have also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency have experienced significant declines and increased volatility. The Russian securities markets were closed for a period of time and were reopened on March 24, 2022, but trading limitations have remained. There is no assurance that these disruptions will not continue.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

84

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which a Trustee can elect to defer receipt of trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds of the Trust as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities. Effective January 1, 2022, Natural Resources ETF and Oil Services ETF converted to a unitary management fee structure. For these Funds, the liability of the Plan shown as “Deferred Trustee fees” in the Statements of Asset and Liabilities represents amounts accrued through December 31, 2021. Future of Food ETF and Green Metals ETF commenced operations with a unitary management fee and therefore bear no costs or liabilities relative to the Plan.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2022 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of December 31, 2022:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Agribusiness ETF	$2,362,658	$1,586,727	$896,541	$2,483,268
Future of Food ETF	104,114	73,186	41,499	114,685
Gold Miners ETF	225,906,317	120,829,768	116,912,708	237,742,476
Green Metals ETF	537,745	555,578	–	555,578
Junior Gold Miners ETF	217,017,532	157,686,725	73,589,682	231,276,407
Low Carbon Energy ETF	12,648,560	8,687,734	4,446,192	13,133,926
Natural Resources ETF	6,835,434	3,416,156	3,906,333	7,322,489
Oil Refiners ETF	56,309	–	59,354	59,354
Oil Services ETF	85,090,759	22,295,028	64,849,902	87,144,930
Rare Earth/Strategic Metals ETF	151,605,612	43,492,601	119,970,195	163,462,796
Steel ETF	21,413,508	2,476,643	19,599,094	22,075,737
Uranium+Nuclear Energy ETF	6,685,964	2,598,944	4,328,301	6,927,245
85

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2022:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Agribusiness ETF	$1,586,727
Future of Food ETF	73,186
Gold Miners ETF	120,829,768
Green Metals ETF	555,578
Junior Gold Miners ETF	157,686,725
Low Carbon Energy ETF	8,687,734
Natural Resources ETF	3,416,156
Oil Services ETF	22,295,028
Rare Earth/Strategic Metals ETF	43,492,601
Steel ETF	2,476,643
Uranium+Nuclear Energy ETF	2,598,944

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility

(the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2022, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Agribusiness ETF	266	$2,247,817	3.32%
Gold Miners ETF	179	17,532,281	3.77
Green Metals ETF	346	352,335	3.04
Junior Gold Miners ETF	26	17,755,677	2.39
Low Carbon Energy ETF	237	601,011	3.07
Natural Resources ETF	244	502,629	3.41
Oil Refiners ETF	168	231,444	3.69
Oil Services ETF	204	1,868,091	3.20
Rare Earth/Strategic Metals ETF	209	1,894,947	3.03
Steel ETF	113	634,847	3.20
Uranium+Nuclear Energy ETF	140	182,893	2.66

Outstanding loan balances as of December 31, 2022, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Share Split— In 2020, the Board of Trustees approved a 1 for 20 reverse share split for Oil Services ETF, and 1 for 3 reverse share split for Rare Earth/Strategic Metals ETF. On April 15, 2020, shares began trading on a split-adjusted basis. The Financial Highlights prior to April 15, 2020 have been adjusted to reflect these reverse share splits.

86

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of each of the twelve funds listed in the table below.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (twelve of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations and of changes in net assets for the year ended December 31, 2022, including the related notes, and the financial highlights for the year ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for the year ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Funds

VanEck Agribusiness ETF	VanEck Natural Resources ETF
VanEck Future of Food ETF	VanEck Oil Refiners ETF
VanEck Gold Miners ETF	VanEck Oil Services ETF
VanEck Green Metals ETF	VanEck Rare Earth/Strategic Metals ETF
VanEck Junior Gold Miners ETF	VanEck Steel ETF
VanEck Low Carbon Energy ETF	VanEck Uranium+Nuclear Energy ETF

The financial statements of the Funds as of and for the year or period ended December 31, 2021, and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 28, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2023

87

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

88

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2022:

Fund	Ordinary Income Amount Paid Per Share	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividend Received Deduction for Corporations*	Foreign Source Income*	Foreign Taxes Paid Per Share**
Agribusiness ETF	$1.8466	78.76%	27.84%	–%	$–
Future of Food ETF	0.2560	100.00	48.43	–	–
Gold Miners ETF	0.4762	100.00	32.93	72.14	0.0558
Green Metals ETF	0.7250	100.00	8.60	83.68	0.0696
Junior Gold Miners ETF	0.1825	100.00	2.60	100.00	–
Low Carbon Energy ETF	1.4580	100.00	17.11	86.16	0.1650
Natural Resources ETF	1.6140	100.00	32.53	0.26	–
Oil Refiners ETF	0.9600	100.00	25.28	79.69	0.1161
Oil Services ETF	2.8887	100.00	83.55	–	–
Rare Earth/Strategic Metals ETF	1.1867	0.75	–	1.36	–
Steel ETF	2.8767	71.67	12.30	1.31	–
Uranium+Nuclear Energy ETF	1.1093	73.96	37.08	10.16	0.0645

Fund	Return of Capital Per Share***
Steel ETF	$0.0061

* Expressed as a percentage of the cash distribution grossed up for foreign taxes.

** The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

*** A return of capital is not considered taxable income to shareholders. The portion of a distribution which is a dividend is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income, but instead should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid.

Please consult your tax advisor for proper treatment of this information.

89

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2022 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee Chairperson	Since 2006 2008 to 2022	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	69	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	69	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	81	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	69	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	81	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	81	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
90

[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP; Assistant General Counsel, Fred Alger Management, Inc.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
91

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
92

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

December 31, 2022

VanEck Commodity Index ETF and VanEck Robotics ETF

At a meeting held on December 1, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of VanEck ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved the investment management agreements (the “Investment Management Agreements”) between the Trust and each of Van Eck Absolute Return Advisers Corporation and Van Eck Associates Corporation (together, the “Advisers”) with respect to the VanEck Commodity Index ETF and VanEck Robotics ETF (the “Funds”), respectively.

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Advisers, including expense information for other funds. The Advisers provided the Trustees with information regarding, among other things, the various aspects of the Funds’ proposed investment programs, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Advisers at the Meeting regarding the management of the Funds, information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Advisers, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms and scope of services that the applicable Adviser would provide under each Investment Management Agreement, including such Adviser’s agreement to pay all of the direct expenses of each Fund (with respect to the Investment Management Agreement for VanEck Commodity Index ETF, inclusive of any subsidiary expenses) excluding the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

The Trustees considered the benefits, other than the fees under the Investment Management Agreements, that the Advisers would receive from serving as advisers to the Funds. The Trustees did not consider historical information about the cost of the services provided by the Advisers or the profitability of the Funds to the Advisers because the Funds had not yet commenced operations. In addition, because the Funds had not yet commenced operations, the Trustees could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, the Funds by the Advisers, although they concluded that the nature, quality, and extent of the services to be provided by the Advisers were appropriate based on the Trustees’ knowledge of the Advisers and their personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreements are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreements are in the best interest of the Funds and the Funds’ shareholders.

93

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	NRAR

ANNUAL REPORT December 31, 2022

Africa Index ETF	AFK
Brazil Small-Cap ETF	BRF
China Growth Leaders ETF	GLCN
ChiNext ETF	CNXT
Digital India ETF	DGIN
Egypt Index ETF	EGPT
India Growth Leaders ETF	GLIN
Indonesia Index ETF	IDX
Israel ETF	ISRA
Vietnam ETF	VNM

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice.Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2022.

VANECK ETFs

PRESIDENT’S LETTER

December 31, 2022 (unaudited)

Dear Fellow Shareholders:

Back in July 2022, I said that Market Volatility Has One Final Act1. I think we’re still going through that final phase of U.S. Federal Reserve (“Fed”) tightening, and we don’t yet know the full impact on corporate profits or the real economy. But, unlike when this cycle started, long-term investors shouldn’t be hiding in cash. Instead, adjust your bond-stock mix. But bond prices have dropped significantly, and so, as you will see at the end of the letter, we are bullish bonds.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets. If we’re in the last, third act of the play, the third act may last a very long time.

There are three things investors are facing, none of which is particularly positive for financial assets.

1.	Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but declined dramatically in 2022, to low levels. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—one estimate indicates $330B net out by the end of last November. The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

Commodity prices and the Consumer Price Index (“CPI”) receive much focus, but I think what the Fed is really fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. I think the Fed knows it can’t control oil prices or supply chain directly, but it wants to manage this wage inflation psychology.

Services typically don’t reflect the price of commodities and, in 2022, we saw services inflation increase significantly. That’s not slowing down, and this is a battle the Fed is fighting that I think will last for an extended period of time.

2.	Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase this year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation, so we’re unlikely to see another big stimulus spending bill regardless of who controls government.

3.	Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, U.S. and China have been the two main pillars of global growth. While China has loosened its Draconian domestic COVID-19 restrictions, and I think there will be a growth surge, the growth may be more domestic and consumer-led, which may not stimulate global growth as much as it has in recent decades.

The range in China growth estimates is from low (1% to 3%) to “high” (4% to 5%). In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this is currently our favorite asset class to buy. (See What to Buy? Bonds. When? Now2.) Because of higher interest rates, bonds

1

VANECK ETFs

PRESIDENT’S LETTER

(unaudited) (continued)

can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended December 31, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President

VanEck ETF Trust

January 19, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News &  Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 Market Volatility Has One Final Act, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-market-volatility-has-one-final-act/.

2 What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.

2

VANECK ETFs

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Market Review

All funds were to some extent affected by the wide market “downturn” as 2022 progressed and the shift in sentiment away from growth to value stocks. All countries were, also, in one way or another, affected by the fallout from Russia’s invasion of Ukraine. In addition, faced by persistent and apparently stubborn inflation, the remedial measures, including raising interest rates (historically, the fastest it has ever been done) and tightening monetary policy, taken by central governments around the world have resulted in significant uncertainty and headwinds in many markets. Not least resulting in the continued fear of recession. By the end of 2022, the success of these measures, for better or for worse, varied considerably country by country and region by region. And the effects on local markets likewise.

Africa

The industrial sector, together with real estate, were very small positive contributors to the performance of the VanEck Africa Index ETF, which lost 18.34% for the 12 month period. The communication services and financial sectors were the greatest detractors from performance. Geographically, South Africa, with an average weight during the period of approximately 34%, was the top contributor to Fund returns. The greatest detractor from performance, by country, was Morocco.

The three top positive contributions to the Fund’s performance came from: Naspers Ltd. (2.8% of Fund net assets†), Perseus Mining Ltd. (2.4% of Fund net assets†) and Standard Bank Group Ltd. (2.0% of Fund net assets†). The companies that detracted most from performance were: Safaricom Plc (5.5% of Fund net assets†), Commercial International Bank Egypt SAE (3.5% of Fund net assets†) and Attijariwafa Bank (4.0% of Fund net assets†).

Brazil

The VanEck Brazil Small-Cap ETF lost 13.31% over the 12 month period under review.

The majority of positive contributions came from four sectors: materials, consumer staples, utilities and energy, with the materials sector contributing the most. However, the negative contributions from the industrial and consumer discretionary sectors alone, with the largest average sector weightings during the year, offset all positive contributions to performance.

The three top positive contributions to the Fund’s performance came from: Sao Martinho (sold by the Fund by period end), Alupar Investimento SA (3.5% of Fund net assets†) and Petroreconcavo SA (2.8% of Fund net assets†). The companies that detracted most from performance were: SMART Global Holdings, Inc. (1.1% of Fund net assets†), IRB Brasil Resseguros SA (0.8% of Fund net assets†) and Oi SA (0.5% of Fund net assets†).

China

The VanEck ChiNext ETF and the VanEck China Growth Leaders ETF both recorded negative returns for the year. While the former lost 35.49%, the latter lost 31.65%. Both suffered as a result of the “Covid Zero” policy in China and the country’s inability to open up during most of 2022.

The VanEck ChiNext ETF offers exposure to more consumer, new economy sector names, many of which have also tended to be non-state owned enterprises. The industrial sector, with the largest average sector weighting during the year, was the greatest detractor from performance. While no one sector contributed positively to return, the consumer discretionary and communication services sectors detracted the least from performance.

The information technology sector detracted the most from the performance of the VanEck China Growth Leaders ETF. While no one sector contributed positively to return, the utilities sector detracted the least from performance.

The three top positive contributions to the VanEck ChiNext ETF’s performance came from: Shenzhen Inovance Technology Co. Ltd. (4.2% of Fund net assets†), Shenzhen New Industries Biomedical Engineering Co. Ltd. (0.5% of Fund net assets†) and Hunan Goke Microelectronics (sold by the Fund by period end). The

3

VANECK ETFs

MANAGEMENT DISCUSSION (unaudited) (continued)

three companies that detracted most from performance were: Contemporary Amperex Technology Co. Ltd. (16.3% of Fund net assets†), East Money Information Co. Ltd. (6.6% of Fund net assets†) and Chongqing Zhifei Biological Products Co. Ltd. (2.2% of Fund net assets†).

The three top positive contributions to the VanEck China Growth Leaders ETF’s performance came from: Wanhua Chemical Group Co. Ltd. (2.8% of Fund net assets†), Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (2.7% of Fund net assets†) and Huali Industrial Group Co. Ltd. (2.5% of Fund net assets†). The three companies that detracted most from performance were: LONGi Green Energy Technology Co. Ltd. (4.4% of Fund net assets†), Sunny Optical Technology (Group) (sold by the Fund by period end) and Wuliangye Yibin Co. Ltd. (5.9% of Fund net assets†).

Egypt

The VanEck Egypt Index ETF ended 2022 losing 23.67%.

The top performing sector was materials, with the largest average sector weighting during the year. The three sectors detracting most from performance were real estate, information technology and financials. Small cap companies, with the largest average weighting during the period under review, detracted the most from performance.

The three top positive contributions to performance came from: Abou Kir Fertilizers &  Chemical Industries (6.6% of Fund net assets†), Centamin Plc (4.6% of Fund net assets†) and Alexandria Mineral Oils Co. (2.9% of Fund net assets†). The three companies that detracted most from performance were: Commercial International Bank Egypt SAE (7.1% of Fund net assets†), Fawry for Banking Technology & Electronic Payment Services SAE (4.4% of Fund net assets†) and E-Finance for Digital &  Financial Investments (5.9% of Fund net assets†).

India

The VanEck Digital India ETF, a newly organized ETF, lost 22.56% between its inception on February 15, 2022 and December 31, 2022. All sectors detracted from performance with the information technology detracting the most and the energy sector detracting the least.

The three top positive contributions to performance came from: Redington Ltd. (2.0% of Fund net assets†), KPIT Technologies Ltd. (2.5% of Fund net assets†) and Bharti Airtel Ltd. (6.6% of Fund net assets†). The three companies that detracted most from performance were: LTIMindtree Ltd. (4.4% of Fund net assets†), Wipro Ltd. (5.5% of Fund net assets†) and Mphasis Ltd. (3.5% of Fund net assets†).

The VanEck India Growth Leaders ETF lost 21.99% over the 12 month period. The information technology sector detracted the most from performance and the communication services sector contributed the most, albeit small amount, positively to performance.

The three top positive contributions to performance came from: Chennai Super Kings Cricket Ltd. (3.0% of Fund net assets†), Bharat Electronics Ltd. (3.3% of Fund net assets†) and Oil & Natural Gas Corp. Ltd. (5.3% of Fund net assets†). The three companies that detracted most from performance were: Wipro (sold by the Fund by period end), Divi’s Laboratories Ltd. (4.3% of Fund net assets†) and LTIMindtree Ltd. (3.8% of Fund net assets†).

Indonesia

Indonesian stocks fell in 2022 with the VanEck Indonesia Index ETF registering a loss of 9.88% for the 12 month period.

The greatest positive contribution to returns came from the energy sector. The greatest negative contribution to returns came from the consumer discretionary sector.

The three top positive contributions to performance came from: Bank Mandiri Persero Tbk PT (6.8% of Fund net assets†), Adaro Energy Indonesia Tbk PT (3.6% of Fund net assets†) and Bank Rakyat Indonesia Persero

4

Tbk PT (8.4% of Fund net assets†). The three companies that detracted most from performance were: GoTo Gojek Tokopedia Tbk PT (4.3% of Fund net assets†), Bank Jago Tbk PT (0.8% of Fund net assets†) and Elang Mahkota Teknologi Tbk PT (0.9% of Fund net assets†).

Israel

The VanEck Israel ETF lost 25.79% in the 12 months period under review.

Only the energy sector contributed positively to performance over the period under review, and then only minimally. The information technology sector, with the largest average weighting over the 12 month period, detracted most from performance.

The three top positive contributions to performance came from: Amdocs Ltd. (4.5% of Fund net assets†), Teva Pharmaceutical Industries Ltd. (5.1% of Fund net assets†) and SolarEdge Technologies, Inc. (8.2% of Fund net assets†). The three companies that detracted most from performance were: Kornit Digital Ltd. (0.6% of Fund net assets†), Nice Ltd. (5.3% of Fund net assets†) and Wix.com Ltd. (1.6% of Fund net assets†).

Vietnam

The VanEck Vietnam ETF lost 44.47% in 2022.

Only the healthcare sector contributed positive returns. All others detracted from performance, with the real estate sector detracting the most.

The three top positive contributions to performance came from: Mani, Inc. (4.5% of Fund net assets†), UTI, Inc. (1.1% of Fund net assets†) and Feng TAY Enterprise Co. Ltd. (5.1% of Fund net assets†). The three companies that detracted most from performance were: No Va Land Investment Group Corp. (2.0% of Fund net assets†), Hoa Phat Group JSC (5.9% of Fund net assets†) and Thaiholdings (sold by the Fund by period end).

† All Fund assets referenced are Total Net Assets as of December 31, 2022.

5

VANECK AFRICA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

	Average Annual Total Return
	Share Price	NAV	MVAFKTR[1]	SPTR[2]
One Year	(17.35)%	(18.34)%	(15.99)%	(18.11)%
Five Year	(4.76)%	(5.01)%	(3.74)%	9.42%
Ten Year	(3.46)%	(3.43)%	(1.97)%	12.56%

1	MVIS® GDP Africa (MVAFKTR) Index is a rules-based, modified-capitalization-weighted, float-adjusted index and is intended to give investors a means of tracking the overall performance of the publicly traded companies in Africa.

Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM. From June 21, 2013, forward, the index data reflects that of the MVIS® GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

2	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

6

VANECK BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

	Average Annual Total Return
	Share Price	NAV	MVBRFTR[1]	SPTR[2]
One Year	(14.75)%	(13.31)%	(13.09)%	(18.11)%
Five Year	(7.94)%	(7.64)%	(7.08)%	9.42%
Ten Year	(7.92)%	(7.73)%	(7.12)%	12.56%

1	MVIS® Brazil Small-Cap Index (MVBRFTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in or doing substantial business in Brazil.

2	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

7

VANECK CHINA GROWTH LEADERS ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

	Average Annual Total Return
	Share Price	NAV	MGCNGRNR[1]	SPTR[2]
One Year	(31.32)%	(31.65)%	(30.89)%	(18.11)%
Five Year	(6.64)%	(6.67)%	(4.10)%	9.42%
Ten Year	0.12%	1.09%	3.30%	12.56%

[1]	The MarketGrader China All-Cap Growth Leaders Index (MGCNGRNR) is a modified market capitalization weighted, float adjusted index designed to track Chinese companies that the index provider has determined exhibit favorable fundamental characteristics according to the index provider’s proprietary scoring methodology.

Index data prior to May 1, 2020 reflects that of the CSI 300 Index (CSIH0749). From May 1, 2020 forward, the index data reflects that of the MGCNGRNR. All Index history reflects a blend of the performance of the aforementioned Indexes.

Index data as of October 31, 2018 for all periods presented reflect the CSIH0749 stream of the Index which is denominated in USD and converted by the index provider using the “offshore” Renminbi (CNH) exchange rate.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

8

VANECK CHINEXT ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

	Average Annual Total Return
	Share Price	NAV	SZ988107[1]	SPTR[2]
One Year	(35.59)%	(35.49)%	(35.09)%	(18.11)%
Five Year	(0.19)%	(0.27)%	1.73%	9.42%
Life*	3.99%	4.01%	6.34%	10.19%

*	Inception of Fund: 7/23/14; First Day of Secondary Market Trading: 7/24/14.

[1]	The ChiNext Index (SZ988107) is a free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the ChiNext Market of the Shenzhen Stock Exchange. The ChiNext Index is comprised of China A-shares.

Index data prior to December 10, 2021 reflects that of the SME-ChiNext Index (CNI6109). From December 10, 2021 forward, the index data reflects that of the SZ988107. All Index history reflects a blend of the performance of the aforementioned Indexes.

Index data as of October 1, 2015 for all periods presented reflect the CNI6109 stream of the Index which is denominated in USD and converted by the index provider using the “offshore” Renminbi (CNH) exchange rate.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

9

VANECK DIGITAL INDIA ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

	Average Annual Total Return
	Share Price	NAV	MVDINDTR[1]	SPTR[2]
Life*	(22.42)%	(22.56)%	(21.67)%	(12.85)%

*	Inception of Fund: 2/15/22; First Day of Secondary Market Trading: 2/16/22.

[1]	MVIS® Digital India Index (MVDIND) is a rules based, modified market capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the companies involved in and supporting the digitalization of India.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on 16 for more information.

10

VANECK EGYPT INDEX ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

	Average Annual Total Return
	Share Price	NAV	MVEGPTTR[1]	SPTR[2]
One Year	(24.61)%	(23.67)%	(20.73)%	(18.11)%
Five Year	(7.35)%	(7.27)%	(5.22)%	9.42%
Ten Year	(7.12)%	(7.03)%	(3.96)%	12.56%

[1]	MVIS® Egypt Index (MVEGPTTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in or doing substantial business in Egypt.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

11

VANECK INDIA GROWTH LEADERS ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

	Average Annual Total Return
	Share Price	NAV	MGINGRNR[1]	SPTR[2]
One Year	(21.39)%	(21.99)%	(22.38)%	(18.11)%
Five Year	(13.01)%	(13.18)%	(12.03)%	9.42%
Ten Year	(2.13)%	(2.09)%	(1.33)%	12.56%

[1]	The MarketGrader India All-Cap Growth Leaders Index (MGINGRNR) is a modified market capitalization weighted, float adjusted index designed to track Indian companies that the index provider has determined exhibit favorable fundamental characteristics according to the index provider’s proprietary scoring methodology.

Index data prior to May 1, 2020 reflects that of the MVIS® India Small-Cap Index (MVSCIFTR). From May 1, 2020 forward, the index data reflects that of the MGINGRNR. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

12

VANECK INDONESIA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

	Average Annual Total Return
	Share Price	NAV	MVIDXTR[1]	SPTR[2]
One Year	(9.35)%	(9.88)%	(9.54)%	(18.11)%
Five Year	(4.93)%	(4.90)%	(4.65)%	9.42%
Ten Year	(2.82)%	(2.83)%	(2.34)%	12.56%

[1]	MVIS® Indonesia Index (MVIDXTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in or doing substantial business in Indonesia.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

13

VANECK ISRAEL ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

	Average Annual Total Return
	Share Price	NAV	BLSNTR[1]	SPTR[2]
One Year	(25.73)%	(25.79)%	(25.61)%	(18.11)%
Five Year	4.30%	4.31%	4.73%	9.42%
Life*	5.04%	5.05%	5.47%	11.85%

*	Inception of Fund: 6/25/13; First Day of Secondary Market Trading: 6/26/13.

[1]	Bluestar Israel Global Index® (BLSNTR) is a rules based, modified capitalization, float adjusted weighted index comprised of equity securities, which may include depositary receipts, of publicly traded companies that are generally considered by the index provider to be Israeli companies.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

14

VANECK VIETNAM ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

	Average Annual Total Return
	Share Price	NAV	MVVNMTR[1]	SPTR[2]
One Year	(43.73)%	(44.47)%	(44.02)%	(18.11)%
Five Year	(7.26)%	(6.94)%	(6.16)%	9.42%
Ten Year	(2.51)%	(2.05)%	(1.03)%	12.56%

1	MVIS® Vietnam Index (MVVNMTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in or doing substantial business in Vietnam.

2	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on 16 for more information.

15

VANECK ETFs

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Africa Index, Brazil Small-Cap Index, Digital India Index, Egypt Index, Indonesia Index, Israel Index and Vietnam Index are published by MarketVector Indexes GmbH (MarketVector). MarketVector is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The China Growth Leaders Index is published by MarketGrader.com Corp. (MarketGrader). The ChiNext Index is published by the Shenzhen Securities Information Co., Ltd. (Shenzhen Securities), which is a subsidiary of the Shenzhen Stock Exchange.

MarketVector, MarketGrader, and Shenzhen Securities are “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

16

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 to December 31, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2022 - December 31, 2022(a)
Africa Index ETF
Actual	$1,000.00	$978.70	1.15%	$5.74
Hypothetical (b)	$1,000.00	$1,019.41	1.15%	$5.85
Brazil Small-Cap ETF
Actual	$1,000.00	$1,014.00	0.59%	$3.00
Hypothetical (b)	$1,000.00	$1,022.23	0.59%	$3.01
China Growth Leaders ETF
Actual	$1,000.00	$797.60	0.60%	$2.72
Hypothetical (b)	$1,000.00	$1,022.18	0.60%	$3.06
ChiNext ETF
Actual	$1,000.00	$801.60	0.65%	$2.95
Hypothetical (b)	$1,000.00	$1,021.93	0.65%	$3.31
Digital India ETF
Actual	$1,000.00	$975.80	0.76%	$3.78
Hypothetical (b)	$1,000.00	$1,021.37	0.76%	$3.87
Egypt Index ETF
Actual	$1,000.00	$1,159.10	1.44%	$7.84
Hypothetical (b)	$1,000.00	$1,017.95	1.44%	$7.32
India Growth Leaders ETF
Actual	$1,000.00	$1,053.80	0.78%	$4.04
Hypothetical (b)	$1,000.00	$1,021.27	0.78%	$3.97
17

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2022 - December 31, 2022(a)
Indonesia Index ETF
Actual	$1,000.00	$910.60	0.57%	$2.74
Hypothetical (b)	$1,000.00	$1,022.33	0.57%	$2.91
Israel ETF
Actual	$1,000.00	$968.40	0.60%	$2.98
Hypothetical (b)	$1,000.00	$1,022.18	0.60%	$3.06
Vietnam ETF
Actual	$1,000.00	$815.10	0.73%	$3.34
Hypothetical (b)	$1,000.00	$1,021.53	0.73%	$3.72

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
18

VANECK AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 99.8%
Australia: 4.6%
AVZ Minerals Ltd. *∞	1,399,901	$446,748
Paladin Energy Ltd. * †	1,160,416	545,389
Perseus Mining Ltd.	772,802	1,107,625
		2,099,762
Canada: 5.4%
B2Gold Corp. (USD)	22,950	81,932
Barrick Gold Corp. (USD)	45,073	774,354
Ivanhoe Mines Ltd. * †	202,564	1,599,642
		2,455,928
China: 1.3%
CMOC Group Ltd. (HKD) * †	1,314,000	602,002
Egypt: 4.9%
Centamin Plc (GBP)	453,500	616,618
Commercial International Bank Egypt SAE (USD) (GDR)	1,348,274	1,610,384
		2,227,002
Ghana: 2.9%
Kosmos Energy Ltd. (USD) *	205,500	1,306,980
India: 0.6%
MakeMyTrip Ltd. (USD) * †	10,688	294,668
Indonesia: 0.4%
Golden Agri-Resources Ltd. (SGD)	936,100	174,470
Kenya: 10.1%
East African Breweries Plc	483,800	656,697
Equity Group Holdings Plc	4,124,200	1,486,678
Safaricom Plc	12,806,400	2,506,277
		4,649,652
Morocco: 9.3%
Attijariwafa Bank	49,543	1,857,122
Bank of Africa	44,829	737,326
Banque Centrale Populaire	49,894	1,099,304
Co. Sucrerie Marocaine et de Raffinage	31,158	566,103
		4,259,855
Nigeria: 11.5%
Guaranty Trust Holding Co.Plc	31,311,187	1,327,139
MTN Nigeria Communications Plc	5,197,133	2,050,245
Nestle Nigeria Plc	286,718	578,697
Zenith Bank Plc	29,727,817	1,309,115
		5,265,196
Norway: 0.2%
Scatec ASA 144A	8,801	70,416
South Africa: 33.8%
Absa Group Ltd.	54,426	617,178
African Rainbow Minerals Ltd.	8,500	143,428
Anglo American Platinum Ltd.	4,684	390,366
Anglo American Plc (GBP)	53,499	2,084,530
Aspen Pharmacare Holdings Ltd.	23,260	185,767
AVI Ltd.	20,370	90,108
	Number of Shares	Value
South Africa (continued)
Bid Corp. Ltd.	18,046	$349,837
Bidvest Group Ltd.	13,731	173,011
Capitec Bank Holdings Ltd.	7,223	785,175
Clicks Group Ltd.	14,563	231,159
Discovery Ltd. *	22,496	162,494
Exxaro Resources Ltd.	11,453	146,628
FirstRand Ltd.	216,932	787,033
Foschini Group Ltd.	11,967	70,355
Gold Fields Ltd. (ADR) †	56,847	588,366
Growthpoint Properties Ltd.	233,627	199,644
Harmony Gold Mining Co.Ltd. (ADR)	37,342	126,963
Impala Platinum Holdings Ltd.	55,918	701,733
Investec Plc (GBP)	40,887	248,702
Life Healthcare Group Holdings Ltd.	56,746	56,291
Momentum Metropolitan Holdings	85,489	85,869
Mr Price Group Ltd.	18,350	169,917
MTN Group Ltd.	98,215	732,519
MultiChoice Group	18,308	126,149
Naspers Ltd.	7,664	1,278,910
Nedbank Group Ltd.	27,091	338,404
Netcare Ltd.	87,755	74,919
Northam Platinum Holdings Ltd. *	15,338	168,732
Old Mutual Ltd.	221,676	135,805
OUTsurance Group Ltd.	50,224	92,324
Pepkor Holdings Ltd. 144A	95,859	112,676
Pick n Pay Stores Ltd. †	19,913	66,463
Remgro Ltd.	33,369	259,165
Resilient REIT Ltd. †	21,006	66,358
Sanlam Ltd.	127,311	365,276
Sappi Ltd. *	23,283	67,166
Sasol Ltd. (ADR) †	39,389	618,801
Shoprite Holdings Ltd.	32,811	434,352
Sibanye Stillwater Ltd. (ADR) †	45,717	487,343
SPAR Group Ltd.	10,201	68,058
Standard Bank Group Ltd.	93,116	917,461
Thungela Resources Ltd.	8,939	150,630
Tiger Brands Ltd.	7,732	95,438
Vodacom Group Ltd.	33,009	237,576
Woolworths Holdings Ltd.	51,520	200,390
		15,489,469
Switzerland: 0.3%
Mediclinic International Plc (GBP)	24,746	147,408
Tanzania: 3.6%
AngloGold Ashanti Ltd. (ADR)	29,149	566,073
Helios Towers Plc (GBP) * †	869,313	1,102,924
		1,668,997
United Arab Emirates: 2.5%
Itissalat Al-Maghrib (MAD)	128,092	1,163,638
United Kingdom: 6.3%
Airtel Africa Plc 144A	1,439,357	1,929,825

See Notes to Financial Statements

19

VANECK AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
United Kingdom (continued)
Endeavour Mining Plc	40,029	$842,374
Kumba Iron Ore Ltd. (ZAR)	4,603	132,765
		2,904,964
United States: 0.3%
Royal Caribbean Cruises Ltd. * †	2,687	132,818
Zambia: 1.8%
First Quantum Minerals Ltd. (CAD)	39,455	823,781
Zimbabwe: 0.0%
Delta Corp. Ltd.	15,980	5,753
Ecocash Holdings Zimbabwe Ltd. *	32,900	1,398
		7,151
Total Common Stocks (Cost: $44,299,767)		45,744,157
	Number of Shares	Value
RIGHTS: 0.0%
(Cost: $0)
Morocco: 0.0%
Bank of Africa, MAD 170.00, exp. 10/03/23 *	25	$6

Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $44,299,767)		45,744,163

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.4%
Money Market Fund: 2.4% (Cost: $1,102,056)
State Street Navigator Securities Lending Government Money Market Portfolio	1,102,056	1,102,056
Total Investments: 102.2% (Cost: $45,401,823)		46,846,219
Liabilities in excess of other assets: (2.2)%		(986,169)
NET ASSETS: 100.0%		$45,860,050

Definitions:

ADR	American Depositary Receipt
BRL	Brazilian Real
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
MAD	Moroccan Dirham
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

Footnotes:

∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,236,707.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $2,112,917, or 4.6% of net assets.

See Notes to Financial Statements

20

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	31.0%	$14,223,359
Materials	28.4	12,971,341
Communication Services	21.6	9,849,153
Consumer Staples	7.2	3,317,135
Consumer Discretionary	4.9	2,259,736
Energy	4.7	2,149,626
Health Care	1.0	464,385
Real Estate	0.6	266,001
Industrials	0.4	173,011
Utilities	0.2	70,416
	100.0%	$45,744,163

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$1,653,014	$446,748	$2,099,762
Canada	2,455,928	—	—	2,455,928
China	—	602,002	—	602,002
Egypt	—	2,227,002	—	2,227,002
Ghana	1,306,980	—	—	1,306,980
India	294,668	—	—	294,668
Indonesia	—	174,470	—	174,470
Kenya	3,162,974	1,486,678	—	4,649,652
Morocco	3,160,551	1,099,304	—	4,259,855
Nigeria	3,938,057	1,327,139	—	5,265,196
Norway	—	70,416	—	70,416
South Africa	3,410,940	12,078,529	—	15,489,469
Switzerland	—	147,408	—	147,408
Tanzania	566,073	1,102,924	—	1,668,997
United Arab Emirates	1,163,638	—	—	1,163,638
United Kingdom	—	2,904,964	—	2,904,964
United States	132,818	—	—	132,818
Zambia	823,781	—	—	823,781
Zimbabwe	7,151	—	—	7,151
Rights *	6	—	—	6
Money Market Fund	1,102,056	—	—	1,102,056
Total Investments	$21,525,621	$24,873,850	$446,748	$46,846,219

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

21

VANECK BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 83.5%
Automobiles & Components: 1.4%
Mahle-Metal Leve SA	27,350	$158,660
Tupy SA *	37,850	195,407
		354,067
Capital Goods: 2.7%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA	217,550	46,738
Armac Locacao Logistica E Servicos SA	49,200	109,267
Iochpe Maxion SA	72,002	160,793
Kepler Weber SA	31,900	121,917
Mills Estruturas e Servicos de Engenharia SA	73,500	159,075
Portobello SA	56,050	87,346
		685,136
Commercial & Professional Services: 1.5%
Ambipar Participacoes e Empreendimentos SA	31,300	124,029
Boa Vista Servicos SA	117,100	160,558
Orizon Valorizacao de Residuos SA *	16,300	104,445
		389,032
Consumer Durables & Apparel: 7.7%
Cury Construtora e Incorporadora SA	74,600	178,099
Cyrela Brazil Realty SA Empreendimentos e Participacoes	187,250	465,390
Direcional Engenharia SA	57,500	169,953
Even Construtora e Incorporadora SA	70,750	61,407
Ez Tec Empreendimentos e Participacoes SA	103,552	264,701
Grendene SA	140,850	160,614
Guararapes Confeccoes SA	60,250	74,242
MRV Engenharia e Participacoes SA	164,650	236,611
Vivara Participacoes SA	77,150	327,244
		1,938,261
Consumer Services: 7.9%
Afya Ltd. *	21,091	329,441
Anima Holding SA *	137,550	100,334
Arco Platform Ltd. * †	6,063	81,851
Arcos Dorados Holdings, Inc.	63,040	527,014
Cogna Educacao *	999,100	401,542
Cruzeiro do Sul Educacional SA	54,200	39,271
CVC Brasil Operadora e Agencia de Viagens SA *	159,383	135,563
YDUQS Participacoes SA	131,600	252,120
Zamp SA *	117,250	121,031
		1,988,167
Diversified Financials: 1.1%
Banco Modal SA *	90,000	37,303
BR Advisory Partners Participacoes SA	32,850	74,416
TC Traders Club SA	67,650	28,228
	Number of Shares	Value
Diversified Financials (continued)
Vinci Partners Investments Ltd.	15,761	$142,479
		282,426
Energy: 10.9%
3R Petroleum Oleo e Gas SA *	121,150	868,288
AES Brasil Energia SA	165,890	303,085
Enauta Participacoes SA	56,650	145,836
Karoon Energy Ltd. *	376,978	566,490
Modec, Inc. *	14,500	149,242
Petroreconcavo SA	114,400	715,104
		2,748,045
Food & Staples Retailing: 2.0%
Cia Brasileira de Distribuicao (ADR) †	111,056	344,273
Dimed SA Distribuidora da Medicamentos	58,750	112,755
Empreendimentos Pague Menos SA *	63,000	52,371
		509,399
Food, Beverage & Tobacco: 5.4%
Adecoagro SA †	37,952	314,622
BrasilAgro - Co. Brasileira de Propriedades Agricolas	36,400	204,153
Camil Alimentos SA	63,900	100,436
Jalles Machado SA	100,400	144,257
Minerva SA	181,100	444,454
Tres Tentos Agroindustrial SA	88,050	155,554
		1,363,476
Health Care Equipment & Services: 5.0%
Alliar Medicos A Frente SA *	31,100	127,233
Fleury SA	168,299	492,503
Hospital Mater Dei SA	43,500	59,328
Instituto Hermes Pardini SA	25,150	100,273
Odontoprev SA	153,340	262,209
Oncoclinicas do Brasil Servicos Medicos SA *	130,900	148,841
Qualicorp Consultoria e Corretora de Seguros SA	62,500	69,137
		1,259,524
Insurance: 0.8%
IRB Brasil Resseguros SA *	1,191,300	193,190
Materials: 3.4%
ERO Copper Corp. * †	46,568	641,084
Irani Papel e Embalagem SA	75,200	114,461
Largo, Inc. * †	18,175	97,781
		853,326
Media & Entertainment: 0.6%
Meliuz SA 144A *	454,350	100,798
VTEX * †	13,560	50,850
		151,648
Pharmaceuticals, Biotechnology & Life Sciences: 0.4%
Blau Farmaceutica SA	22,900	113,723
Real Estate: 7.3%
Aliansce Sonae Shopping Centers SA	98,088	315,696
BR Malls Participacoes SA	382,150	600,911
BR Properties SA	101,050	124,843

See Notes to Financial Statements

22

	Number of Shares	Value
Real Estate (continued)
Iguatemi SA	155,750	$544,222
JHSF Participacoes SA	183,250	174,317
LOG Commercial Properties e Participacoes SA	24,650	75,070
		1,835,059
Retailing: 3.6%
C&A Modas SA *	76,500	33,155
Grupo SBF SA	70,850	171,554
Lojas Quero Quero SA *	67,800	53,815
Pet Center Comercio e Participacoes SA	206,500	243,629
Via SA *	907,700	412,692
		914,845
Semiconductors & Semiconductor Equipment: 1.1%
SMART Global Holdings, Inc. *	18,984	282,482
Software & Services: 2.7%
Clear Sale SA *	48,050	51,262
Infracommerce CXAAS SA *	163,028	114,578
Locaweb Servicos de Internet SA 144A *	197,700	263,131
Sinqia SA *	45,600	129,671
Sonda SA	290,625	111,100
		669,742
Technology Hardware & Equipment: 1.0%
Ituran Location and Control Ltd.	2,445	51,663
Multilaser Industrial SA	151,400	115,053
Positivo Tecnologia SA	43,200	76,513
		243,229
Telecommunication Services: 0.9%
Brisanet Participacoes SA	57,350	29,472
Oi SA *	3,797,666	122,834
Unifique Telecomunicacoes SA	89,950	66,055
		218,361
Transportation: 6.7%
Azul SA (ADR) * †	65,123	397,901
EcoRodovias Infraestrutura e Logistica SA	237,190	199,406
Gol Linhas Aereas Inteligentes SA (ADR) * †	75,322	201,110
Hidrovias do Brasil SA *	323,800	138,099
Log-in Logistica Intermodal SA *	12,100	80,645
Movida Participacoes SA	90,000	130,021
Santos Brasil Participacoes SA	337,250	498,784
Sequoia Logistica e Transportes SA *	68,650	39,324
		1,685,290
Utilities: 9.4%
Alupar Investimento SA	164,337	880,581
Cia de Saneamento de Minas Gerais *	134,938	401,097
Cia de Saneamento do Parana	214,500	733,923
Light SA	153,350	135,344
	Number of Shares	Value
Utilities (continued)
Omega Energia SA *	121,302	$220,293
		2,371,238
Total Common Stocks (Cost: $28,694,168)		21,049,666

PREFERRED SECURITIES: 5.6%
Banks: 2.8%
Banco ABC Brasil SA*	55,970	208,598
Banco do Estado do Rio Grande do Sul SA	136,550	251,045
Banco Pan SA	225,650	257,588
		717,231
Capital Goods: 1.4%
Marcopolo SA*	300,759	161,365
Randon SA Implementos e Participacoes	126,900	196,713
		358,078
Information Technology: 1.4%
Cia Ferro Ligas da Bahia	22,550	227,955
Taurus Armas SA	44,300	111,912
		339,867
Total Preferred Securities (Cost: $1,610,708)		1,415,176

RIGHTS: 0.0%
(Cost: $0)
Energy: 0.0%
AES Brasil Energia SA, BRL 9.61, exp. 01/09/23 *	882	42

CLOSED-END FUNDS: 11.0%
CSHG Logistica FI Imobiliario	16,652	517,528
FII BTG Pactual Corporate Office Fund	17,586	197,524
FII Iridium	25,864	452,058
FII UBS Br Receb Imob	18,770	312,066
Kinea Indice de Precos FII	57,246	995,630
Maxi Renda FII	160,462	306,320
Total Closed-End Funds (Cost: $2,959,541)		2,781,126
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $33,264,417)		25,246,010

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 5.2%
Money Market Fund: 5.2%

See Notes to Financial Statements

23

VANECK BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
(Cost: $1,315,000)
State Street Navigator Securities Lending Government Money Market Portfolio	1,315,000	$1,315,000
Total Investments: 105.3% (Cost: $34,579,417)		26,561,010
Liabilities in excess of other assets: (5.3)%		(1,336,255)
NET ASSETS: 100.0%		$25,224,755

Definitions:

ADR	American Depositary Receipt
BRL	Brazilian Real

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,864,249.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $363,929, or 1.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	20.6%	$5,195,340
Real Estate	14.3	3,620,556
Industrials	12.3	3,117,535
Utilities	10.6	2,674,365
Energy	9.7	2,444,960
Financials	8.6	2,188,477
Consumer Staples	7.4	1,872,875
Information Technology	6.1	1,535,320
Health Care	5.5	1,373,247
Materials	3.4	853,326
Communication Services	1.5	370,009
	100.0%	$25,246,010

See Notes to Financial Statements

24

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$354,067	$—	$354,067
Capital Goods	—	685,136	—	685,136
Commercial & Professional Services	—	389,032	—	389,032
Consumer Durables & Apparel	—	1,938,261	—	1,938,261
Consumer Services	1,059,337	928,830	—	1,988,167
Diversified Financials	142,479	139,947	—	282,426
Energy	—	2,748,045	—	2,748,045
Food & Staples Retailing	344,273	165,126	—	509,399
Food, Beverage & Tobacco	314,622	1,048,854	—	1,363,476
Health Care Equipment & Services	127,233	1,132,291	—	1,259,524
Insurance	—	193,190	—	193,190
Materials	738,865	114,461	—	853,326
Media & Entertainment	50,850	100,798	—	151,648
Pharmaceuticals, Biotechnology & Life Sciences	—	113,723	—	113,723
Real Estate	—	1,835,059	—	1,835,059
Retailing	—	914,845	—	914,845
Semiconductors & Semiconductor Equipment	282,482	—	—	282,482
Software & Services	—	669,742	—	669,742
Technology Hardware & Equipment	51,663	191,566	—	243,229
Telecommunication Services	—	218,361	—	218,361
Transportation	599,011	1,086,279	—	1,685,290
Utilities	—	2,371,238	—	2,371,238
Preferred Securities *	—	1,415,176	—	1,415,176
Rights *	42	—	—	42
Closed-End Funds
Financials	—	1,710,682	—	1,710,682
Real Estate	312,066	758,378	—	1,070,444
Money Market Fund	1,315,000	—	—	1,315,000
Total Investments	$5,337,923	$21,223,087	$—	$26,561,010

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

25

VANECK CHINA GROWTH LEADERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 99.9%
Banks: 0.5%
Bank of Chengdu Co. Ltd.	37,200	$82,105
Capital Goods: 6.1%
Beijing New Building Materials Plc	17,900	66,714
E-Commodities Holdings Ltd.	28,000	5,649
Guangdong Lingxiao Pump Industry Co. Ltd.	5,300	12,699
Guangzhou KDT Machinery Co. Ltd.	7,360	13,100
Hangzhou Weiguang Electronic Co. Ltd.	2,600	9,310
Hangzhou Zhongtai Cryogenic Technology Corp.	4,800	9,234
IFE Elevators Co. Ltd.	7,400	6,852
Jiangsu Hengli Hydraulic Co. Ltd.	25,344	230,905
Jingjin Equipment, Inc.	4,500	19,147
Keda Industrial Group Co. Ltd.	26,300	53,865
Naipu Mining Machinery Co. Ltd. *	1,100	4,637
Nantong Jianghai Capacitor Co. Ltd.	10,200	32,908
Shanghai Hanbell Precise Machinery Co. Ltd.	12,600	43,576
TBEA Co. Ltd.	73,400	212,341
TKD Science and Technology Co. Ltd. *	3,500	10,242
Warom Technology, Inc. Co.	3,200	10,664
Wuxi Shangji Automation Co. Ltd.	2,940	44,810
Xinte Energy Co. Ltd. †	29,600	54,557
Yizumi Holdings Co. Ltd.	6,500	16,595
Zhuzhou Huarui Precision Cutting Tools Co. Ltd.	800	18,572
Zhuzhou Kibing Group Co. Ltd.	32,900	54,008
		930,385
Commercial & Professional Services: 0.1%
Shanghai Foreign Service Holding Group Co. Ltd.	24,900	21,448
Consumer Durables & Apparel: 6.9%
Biem.L.Fdlkk Garment Co. Ltd.	9,300	34,415
Chow Tai Seng Jewellery Co. Ltd.	8,800	17,823
DR Corp. Ltd.	9,300	84,508
Ecovacs Robotics Co. Ltd.	3,400	35,676
Huali Industrial Group Co. Ltd.	45,400	374,433
Li Ning Co. Ltd. *	52,000	447,177
Tonze New Energy Technology Co. Ltd.	5,600	13,096
Yantai Tayho Advanced Materials Co. Ltd.	13,400	40,983
		1,048,111
Diversified Financials: 1.4%
CSC Financial Co. Ltd. 144A	119,500	104,232
	Number of Shares	Value
Diversified Financials (continued)
Hithink RoyalFlush Information Network Co. Ltd.	7,624	$108,405
		212,637
Energy: 9.2%
Anhui Hengyuan Coal Industry and Electricity Power Co. Ltd.	12,000	12,397
Guanghui Energy Co. Ltd.	88,800	115,772
Guizhou Panjiang Refined Coal Co. Ltd.	17,100	16,577
Inner Mongolia Yitai Coal Co. Ltd.	56,000	73,834
Jinneng Holding Shanxi Coal Industry Co. Ltd.	15,000	25,825
Jizhong Energy Resources Co. Ltd.	27,800	25,510
PetroChina Co. Ltd.	1,738,000	793,957
Pingdingshan Tianan Coal Mining Co. Ltd.	28,400	44,227
Shaanxi Coal Industry Co. Ltd.	60,000	160,913
Shandong Sunway Chemical Group Co. Ltd.	17,400	14,746
Shanxi Lanhua Sci-Tech Venture Co. Ltd.	14,000	26,926
Shanxi Lu’an Environmental Energy Development Co. Ltd.	25,300	61,441
ZJMI Environmental Energy Co. Ltd.	12,200	28,456
		1,400,581
Food, Beverage & Tobacco: 16.5%
Anhui Yingjia Distillery Co. Ltd.	4,200	37,996
Cheng De Lolo Co. Ltd. *	12,500	15,285
China Feihe Ltd. 144A	91,000	77,051
Chongqing Brewery Co. Ltd.	4,300	79,045
Jiangsu King’s Luck Brewery JSC Ltd.	10,700	78,521
JiuGui Liquor Co. Ltd.	4,900	97,341
Luzhou Laojiao Co. Ltd.	15,028	485,208
Shanxi Xinghuacun Fen Wine Factory Co. Ltd.	8,195	336,468
Sichuan Swellfun Co. Ltd.	3,700	45,032
Tongwei Co. Ltd.	54,000	300,288
Want Want China Holdings Ltd.	91,000	60,642
Wuliangye Yibin Co. Ltd.	34,630	900,795
		2,513,672
Health Care Equipment & Services: 6.0%
Andon Health Co. Ltd.	5,700	42,066
Dian Diagnostics Group Co. Ltd.	10,700	38,809
Guangzhou Kingmed Diagnostics Group Co. Ltd.	5,500	62,061
Guangzhou Wondfo Biotech Co. Ltd.	6,430	29,583
Hangzhou Alltest Biotech Co. Ltd.	700	10,542
Intco Medical Technology Co. Ltd.	12,280	37,300
Jafron Biomedical Co. Ltd.	12,750	57,033
Jiangsu Bioperfectus Technologies Co. Ltd.	877	11,108

See Notes to Financial Statements

26

	Number of Shares	Value
Health Care Equipment & Services (continued)
JiangXi Sanxin Medtec Co. Ltd.	7,000	$8,699
Sansure Biotech, Inc.	5,776	18,337
Shanghai Kindly Enterprise Development Group Co. Ltd.	5,500	10,938
Shanghai MicroPort Endovascular MedTech Group Co. Ltd.	1,400	38,110
Shanghai ZJ Bio-Tech Co. Ltd.	3,255	15,680
Shenzhen Bioeasy Biotechnology Co. Ltd.	4,100	10,159
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	9,144	416,629
Shenzhen YHLO Biotech Co. Ltd.	7,300	20,710
Tofflon Science & Technology Group Co. Ltd.	7,600	26,024
Wuhan Easydiagnosis Biomedicine Co. Ltd.	2,300	19,027
Zhejiang Gongdong Medical Technology Co. Ltd.	2,400	36,594
		909,409
Household & Personal Products: 0.1%
Tongling Jieya Biologic Technology Co. Ltd.	1,800	8,779
Industrials: 0.0%
Sichuan Languang Justbon Services Group Co. Ltd. ∞	3,300	0
Materials: 18.7%
Anhui Guangxin Agrochemical Co. Ltd.	7,500	31,822
China Hongqiao Group Ltd.	58,600	55,272
China Jushi Co. Ltd.	51,300	101,429
China Northern Rare Earth Group High-Tech Co. Ltd.	44,800	161,524
City Development Environment Co. Ltd.	4,500	6,156
CNSIG Inner Mongolia Chemical Industry Co. Ltd.	17,600	37,269
Dalian Bio-Chem Co. Ltd. *	2,200	5,580
DeHua TB New Decoration Materials Co. Ltd.	8,000	12,524
Dongyue Group Ltd.	32,000	35,050
Epoxy Base Electronic Material Corp. Ltd.	10,500	7,528
Fufeng Group Ltd.	31,000	18,803
Fujian Yongan Forestry Group *	6,400	7,656
Ganfeng Lithium Group Co. Ltd.	42,200	422,801
Guangzhou Tinci Materials Technology Co. Ltd.	36,500	230,808
Hoshine Silicon Industry Co. Ltd.	4,100	49,044
Huafon Chemical Co. Ltd.	72,600	71,189
Hubei Yihua Chemical Industry Co. Ltd. *	12,700	26,970
Hunan Haili Chemical Industry Co. Ltd. *	8,100	8,724
	Number of Shares	Value
Materials (continued)
Inner Mongolia ERDOS Resources Co. Ltd.	27,280	$59,736
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd.	38,900	22,375
Jiangsu Changhai Composite Materials Co. Ltd.	7,200	14,692
Jiangsu Huachang Chemical Co. Ltd.	12,100	12,721
Jiangsu Sopo Chemical Co.	11,200	13,127
Jiangxi Chenguang New Materials Co. Ltd.	3,760	17,502
KBC Corp. Ltd.	1,210	38,285
Lier Chemical Co. Ltd.	9,100	23,572
Lihuayi Weiyuan Chemical Co. Ltd. *	12,100	36,240
Luoyang Jianlong Micro-Nano New Material Co. Ltd.	758	12,115
Luxi Chemical Group Co. Ltd.	28,300	50,548
Nantong Jiangshan Agrochemical & Chemical LLC	3,300	20,981
Perennial Energy Holdings Ltd.	10,000	910
Satellite Chemical Co. Ltd.	42,255	94,437
Shaanxi Xinghua Chemistry Co. Ltd.	7,000	5,110
Shandong Fiberglass Group Co. Ltd.	8,180	9,617
Shandong Haihua Co. Ltd.	12,200	13,880
Shandong Head Group Co. Ltd.	4,700	15,193
Shandong Hualu Hengsheng Chemical Co. Ltd.	32,600	155,936
Shandong Jinjing Science & Technology Co. Ltd.	21,800	27,345
Shanghai Chlor-Alkali Chemical Co. Ltd.	7,000	9,929
Shenghe Resources Holding Co. Ltd.	32,800	66,115
Shenma Industry Co. Ltd.	13,200	14,787
Sichuan Anning Iron and Titanium Co. Ltd.	4,600	22,137
Sichuan Hebang Biotechnology Co. Ltd.	120,900	53,069
Sichuan Meifeng Chemical IND	11,000	12,592
Sichuan Xinjinlu Group Co. Ltd. *	12,100	10,237
Sichuan Yahua Industrial Group Co. Ltd.	23,500	78,768
Suzhou TA&A Ultra Clean Technology Co. Ltd.	11,100	89,433
Wanhua Chemical Group Co. Ltd.	31,500	420,800
Xinjiang Xuefeng Sci-Tech Group Co. Ltd.	12,100	14,491
Zangge Mining Co. Ltd.	9,600	35,937
Zhejiang Jiahua Energy Chemical Industry Co. Ltd.	19,100	23,062
Zhejiang Oceanking Development Co. Ltd.	10,000	19,089

See Notes to Financial Statements

27

VANECK CHINA GROWTH LEADERS ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Materials (continued)
Zhejiang Xinan Chemical Industrial Group Co. Ltd.	19,240	$42,029
		2,846,946
Media & Entertainment: 6.8%
37 Interactive Entertainment Network Technology Group Co. Ltd.	33,200	86,524
G-bits Network Technology Xiamen Co. Ltd.	800	36,062
Heilongjiang Publishing & Media Co. Ltd.	10,600	15,194
Kingnet Network Co. Ltd. *	33,900	32,126
Lecron Industrial Development Group Co. Ltd. *	26,000	36,549
Shenzhen Shengxunda Technology Co. Ltd.	1,200	7,260
Tencent Holdings Ltd.	19,400	822,620
		1,036,335
Pharmaceuticals, Biotechnology & Life Sciences: 7.6%
Beijing Hotgen Biotech Co. Ltd.	1,145	10,066
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd.	9,761	178,341
Changchun High & New Technology Industry Group, Inc.	6,700	160,880
Chengdu Kanghua Biological Products Co. Ltd.	1,700	20,766
China Medical System Holdings Ltd.	27,000	42,252
Chongqing Zhifei Biological Products Co. Ltd.	21,500	272,731
Daan Gene Co. Ltd.	30,400	68,284
Getein Biotech, Inc.	6,000	10,825
Guangdong Hybribio Biotech Co. Ltd.	8,200	19,944
Hainan Poly Pharm Co. Ltd.	7,500	26,679
Hangzhou Biotest Biotech Co. Ltd.	2,383	15,872
Hubei Jumpcan Pharmaceutical Co. Ltd.	6,300	24,773
Jenkem Technology Co. Ltd.	604	13,621
Porton Pharma Solutions Ltd.	6,300	37,121
Shandong WIT Dyne Health Co. Ltd.	3,900	25,616
Shenyang Xingqi Pharmaceutical Co. Ltd.	1,700	30,663
Tonghua Dongbao Pharmaceutical Co. Ltd.	28,200	37,409
Xiamen Amoytop Biotech Co. Ltd.	2,800	15,742
Zhejiang Garden Bio-Chemical High-tech Co. Ltd.	6,900	14,333
Zhejiang NHU Co. Ltd.	35,392	95,843
Zhejiang Orient Gene Biotech Co. Ltd.	3,203	35,650
		1,157,411
	Number of Shares	Value
Real Estate: 1.6%
A-Living Smart City Services Co. Ltd. 144A †	14,500	$17,377
CIFI Ever Sunshine Services Group Ltd. †	20,000	11,117
Country Garden Services Holdings Co. Ltd.	45,000	110,398
Evergrande Property Services Group Ltd. 144A *∞	44,000	0
Longfor Group Holdings Ltd. 144A †	31,500	96,937
Tianjin Jinbin Development Co. Ltd. *	26,100	8,834
		244,663
Retailing: 0.3%
Easyhome New Retail Group Co. Ltd.	56,400	33,298
Focus Technology Co. Ltd.	4,700	12,217
		45,515
Semiconductors & Semiconductor Equipment: 13.3%
Amlogic Shanghai Co. Ltd. *	3,600	36,583
GigaDevice Semiconductor, Inc.	10,580	156,419
LONGi Green Energy Technology Co. Ltd.	110,190	670,410
SG Micro Corp.	5,100	126,957
Shanghai Bright Power Semiconductor Co. Ltd.	1,429	23,073
Shanghai Fullhan Microelectronics Co. Ltd.	2,500	18,072
Shenzhen Sunmoon Microelectronics Co. Ltd.	1,566	10,389
StarPower Semiconductor Ltd.	2,200	104,563
Suzhou Novosense Microelectronics Co. Ltd.	2,400	109,876
Thinkon Semiconductor Jinzhou Corp.	2,100	12,355
Unigroup Guoxin Microelectronics Co. Ltd.	13,700	260,317
Wuxi ETEK Microelectronics Co. Ltd.	1,020	8,292
Xinjiang Daqo New Energy Co. Ltd.	39,400	270,623
Yangling Metron New Material, Inc.	5,300	37,544
Yangzhou Yangjie Electronic Technology Co. Ltd.	5,400	40,992
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd.	14,100	129,391
		2,015,856
Software & Services: 0.4%
Chinasoft International Ltd. *	58,000	50,214
Sichuan Jiuyuan Yinhai Software Co. Ltd.	5,000	10,844
		61,058
Technology Hardware & Equipment: 2.1%
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd.	2,600	38,005
Eoptolink Technology, Inc. Ltd.	9,823	33,641

See Notes to Financial Statements

28

	Number of Shares	Value
Technology Hardware & Equipment (continued)
Maxscend Microelectronics Co. Ltd.	6,020	$99,341
Sihui Fuji Electronic Technology Co. Ltd.	2,000	9,084
Suzhou Etron Technologies Co. Ltd.	1,300	4,915
Wuxi Xinje Electric Co. Ltd.	1,400	9,157
Yealink Network Technology Corp. Ltd.	9,800	85,742
Zhuzhou Hongda Electronics Corp. Ltd.	4,900	31,210
		311,095
Transportation: 2.1%
Anhui Expressway Co. Ltd.	6,500	6,867
Antong Holdings Co. Ltd. *	89,000	42,287
Bondex Supply Chain Management Co. Ltd.	4,500	10,365
COSCO SHIPPING Holdings Co. Ltd.	145,000	215,113
Eastern Air Logistics Co. Ltd.	8,200	18,084
	Number of Shares	Value
Transportation (continued)
Shanghai Zhonggu Logistics Co. Ltd.	15,600	$32,717
		325,433
Utilities: 0.2%
Ningbo Shimao Energy Co. Ltd.	3,400	8,214
Xinjiang Xintai Natural Gas Co. Ltd.	6,300	19,785
		27,999
Total Common Stocks (Cost: $16,930,683)		15,199,438

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.0%
Money Market Fund: 0.0% (Cost: $8)
State Street Navigator Securities Lending Government Money Market Portfolio	8	8
Total Investments: 99.9% (Cost: $16,930,691)		15,199,446
Other assets less liabilities: 0.1%		13,057
NET ASSETS: 100.0%		$15,212,503

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $101,895.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $295,597, or 1.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Materials	18.7%	$2,846,946
Consumer Staples	16.6	2,522,451
Information Technology	15.8	2,388,009
Health Care	13.6	2,066,820
Energy	9.2	1,400,581
Industrials	8.4	1,277,266
Consumer Discretionary	7.2	1,093,626
Communication Services	6.8	1,036,335
Financials	1.9	294,742
Real Estate	1.6	244,663
Utilities	0.2	27,999
	100.0%	$15,199,438

See Notes to Financial Statements

29

VANECK CHINA GROWTH LEADERS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$82,105	$—	$82,105
Capital Goods	—	930,385	—	930,385
Commercial & Professional Services	—	21,448	—	21,448
Consumer Durables & Apparel	—	1,048,111	—	1,048,111
Diversified Financials	—	212,637	—	212,637
Energy	—	1,400,581	—	1,400,581
Food, Beverage & Tobacco	—	2,513,672	—	2,513,672
Health Care Equipment & Services	—	909,409	—	909,409
Household & Personal Products	—	8,779	—	8,779
Industrials	—	—	0	0
Materials	—	2,846,946	—	2,846,946
Media & Entertainment	—	1,036,335	—	1,036,335
Pharmaceuticals, Biotechnology & Life Sciences	—	1,157,411	—	1,157,411
Real Estate	—	244,663	0	244,663
Retailing	—	45,515	—	45,515
Semiconductors & Semiconductor Equipment	—	2,015,856	—	2,015,856
Software & Services	—	61,058	—	61,058
Technology Hardware & Equipment	—	311,095	—	311,095
Transportation	—	325,433	—	325,433
Utilities	—	27,999	—	27,999
Money Market Fund	8	—	—	8
Total Investments	$8	$15,199,438	$0	$15,199,446

See Notes to Financial Statements

30

VANECK CHINEXT ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 100.1%
Automobiles & Components: 0.3%
Fulin Precision Co. Ltd. *	33,000	$68,601
Capital Goods: 36.3%
Beijing Easpring Material Technology Co. Ltd.	18,500	150,492
Contemporary Amperex Technology Co. Ltd.	58,600	3,317,628
Dongguan Yiheda Automation Co. Ltd.	3,460	32,842
East Group Co. Ltd.	47,500	46,804
Eve Energy Co. Ltd.	57,296	725,164
Gaona Aero Material Co. Ltd.	12,200	80,718
Ginlong Technologies Co. Ltd. *	7,850	203,844
Guangzhou Great Power Energy & Technology Co. Ltd.	14,200	159,618
Hunan Zhongke Electric Co. Ltd.	28,200	83,564
JL Mag Rare-Earth Co. Ltd.	16,300	68,800
Luoyang Xinqianglian Slewing Bearing Co. Ltd.	8,200	63,222
Qingdao TGOOD Electric Co. Ltd.	28,700	63,029
Shenzhen Inovance Technology Co. Ltd.	84,485	846,961
Shenzhen Yinghe Technology Co. Ltd.	16,000	40,731
Sungrow Power Supply Co. Ltd.	45,900	739,879
Sunwoda Electronic Co. Ltd.	62,700	191,113
Suzhou Maxwell Technologies Co. Ltd.	4,040	239,832
Wuxi Lead Intelligent Equipment Co. Ltd.	45,720	264,994
Xi’an Triangle Defense Co. Ltd.	12,500	68,633
		7,387,868
Commercial & Professional Services: 1.3%
Beijing Originwater Technology Co. Ltd.	84,000	57,349
Centre Testing International Group Co. Ltd.	65,100	209,513
		266,862
Consumer Durables & Apparel: 0.3%
Huali Industrial Group Co. Ltd.	7,000	57,733
Consumer Services: 0.7%
Songcheng Performance Development Co. Ltd.	67,321	141,914
Diversified Financials: 7.2%
East Money Information Co. Ltd.	477,120	1,332,717
Hithink RoyalFlush Information Network Co. Ltd.	9,300	132,237
		1,464,954
Food, Beverage & Tobacco: 4.2%
Wens Foodstuffs Group Co. Ltd.	244,060	691,701
Yihai Kerry Arawana Holdings Co. Ltd.	25,900	162,710
		854,411
	Number of Shares	Value
Health Care Equipment & Services: 12.1%
Aier Eye Hospital Group Co. Ltd.	137,762	$617,089
Dian Diagnostics Group Co. Ltd.	21,600	78,372
Guangzhou Wondfo Biotech Co. Ltd.	11,600	53,451
Intco Medical Technology Co. Ltd.	20,020	60,830
Jafron Biomedical Co. Ltd.	20,000	89,454
Lepu Medical Technology Beijing Co. Ltd.	56,313	186,615
Ovctek China, Inc.	20,900	107,667
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	21,200	965,932
Shenzhen New Industries Biomedical Engineering Co. Ltd.	13,300	96,142
Tofflon Science & Technology Group Co. Ltd.	11,600	39,720
Winner Medical Co. Ltd.	5,200	53,692
Winning Health Technology Group Co. Ltd.	80,666	119,848
		2,468,812
Household & Personal Products: 1.4%
By-health Co. Ltd.	45,500	149,707
Yunnan Botanee Bio- Technology Group Co. Ltd.	5,800	124,752
		274,459
Materials: 7.8%
CNGR Advanced Material Co. Ltd.	8,900	84,150
Ganzhou Teng Yuan Cobalt New Material Co. Ltd.	2,200	21,883
Huabao Flavours & Fragrances Co. Ltd.	5,600	19,003
Hubei Dinglong Co. Ltd.	31,800	97,732
Hubei Feilihua Quartz Glass Co. Ltd.	18,900	150,221
Nanjing Hanrui Cobalt Co. Ltd.	10,300	59,536
Shandong Dongyue
Organosilicon Material Co. Ltd.	15,500	26,112
Shandong Sinocera Functional Material Co. Ltd.	35,800	142,442
Shandong Weifang Rainbow Chemical Co. Ltd.	4,200	52,820
Shenzhen Capchem Technology Co. Ltd.	21,800	136,757
Shenzhen Dynanonic Co. Ltd.	5,360	177,517
Shenzhen Senior Technology Material Co. Ltd.	45,691	140,070
Sinofibers Technology Co. Ltd.	15,700	111,326
Sunresin New Materials Co. Ltd.	7,400	74,277
Suzhou TA&A Ultra Clean Technology Co. Ltd.	18,000	145,025
Weihai Guangwei Composites Co. Ltd.	13,700	142,828
		1,581,699

See Notes to Financial Statements

31

VANECK CHINEXT ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Media & Entertainment: 1.3%
Beijing Enlight Media Co. Ltd.	49,442	$61,817
Kunlun Tech Co. Ltd.	34,200	71,017
Mango Excellent Media Co. Ltd.	28,470	123,167
		256,001
Pharmaceuticals, Biotechnology & Life Sciences: 12.5%
Anhui Anke Biotechnology Group Co. Ltd.	49,400	66,775
Betta Pharmaceuticals Co. Ltd.	11,300	80,419
BGI Genomics Co. Ltd.	10,700	79,913
China Resources Boya Bio-pharmaceutical Group Co. Ltd.	13,100	69,149
Chongqing Zhifei Biological Products Co. Ltd.	34,869	442,318
Hangzhou Tigermed Consulting Co. Ltd.	24,159	364,598
Imeik Technology Development Co. Ltd.	4,100	334,763
PharmaBlock Sciences Nanjing, Inc.	7,200	83,550
Pharmaron Beijing Co. Ltd.	23,850	233,923
Porton Pharma Solutions Ltd.	15,400	90,750
Shenzhen Kangtai Biological Products Co. Ltd.	26,720	121,477
Sino Biological, Inc.	2,600	37,445
Walvax Biotechnology Co. Ltd.	74,400	430,781
Zhejiang Wolwo Bio- Pharmaceutical Co. Ltd.	12,600	100,210
		2,536,071
Semiconductors & Semiconductor Equipment: 6.0%
Hangzhou Chang Chuan Technology Co. Ltd.	15,600	100,372
Ingenic Semiconductor Co. Ltd.	11,100	112,887
Risen Energy Co. Ltd. *	29,900	106,995
SG Micro Corp.	10,550	262,615
Shenzhen SC New Energy Technology Corp.	11,100	182,381
Wuhan DR Laser Technology Corp. Ltd.	3,600	65,435
	Number of Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Yangling Metron New Material, Inc.	7,040	$49,869
Yangzhou Yangjie Electronic Technology Co. Ltd.	11,800	89,546
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd.	27,100	248,674
		1,218,774
Software & Services: 2.6%
Beijing Sinnet Technology Co. Ltd.	63,000	74,172
Longshine Technology Group Co. Ltd.	21,900	69,505
Sangfor Technologies, Inc.	10,600	172,486
Thunder Software Technology Co. Ltd.	14,500	209,721
		525,884
Technology Hardware & Equipment: 6.1%
Anker Innovations Technology Co. Ltd.	7,100	60,734
Chaozhou Three-Circle Group Co. Ltd.	56,900	252,142
Lens Technology Co. Ltd.	89,268	135,541
Leyard Optoelectronic Co. Ltd.	92,700	75,678
Maxscend Microelectronics Co. Ltd.	14,021	231,234
Shenzhen Sunway Communication Co. Ltd.	37,101	88,375
Wuhan Raycus Fiber Laser Technologies Co. Ltd. *	13,310	45,439
Wuhu Token Science Co. Ltd.	93,900	80,866
Yealink Network Technology Corp. Ltd.	14,900	130,363
Zhongji Innolight Co. Ltd.	26,500	103,337
Zhuzhou Hongda Electronics Corp. Ltd.	6,100	38,855
		1,242,564
Total Common Stocks (Cost: $17,606,453)		20,346,607
Total Investments: 100.1% (Cost: $17,606,453)		20,346,607
Liabilities in excess of other assets: (0.1)%		(21,891)
NET ASSETS: 100.0%		$20,324,716

Footnotes:

*	Non-income producing

See Notes to Financial Statements

32

Summary of Investments by Sector	% of Investments	Value
Industrials	37.6%	$7,654,730
Health Care	24.6	5,004,883
Information Technology	14.7	2,987,222
Materials	7.8	1,581,699
Financials	7.2	1,464,954
Consumer Staples	5.5	1,128,870
Consumer Discretionary	1.3	268,248
Communication Services	1.3	256,001
	100.0%	$20,346,607

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$—	$20,346,607	$—	$20,346,607

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

33

VANECK DIGITAL INDIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 100.0%
Capital Goods: 0.7%
IndiaMart InterMesh Ltd. 144A	183	$9,537
Commercial & Professional Services: 2.0%
L&T Technology Services Ltd. 144A	630	28,016
Consumer Durables & Apparel: 1.2%
Dixon Technologies India Ltd.	355	16,721
Consumer Services: 2.1%
MakeMyTrip Ltd. *	1,043	28,756
Diversified Financials: 1.5%
ICICI Securities Ltd. 144A	1,925	11,561
Indian Energy Exchange Ltd. 144A	5,359	9,052
		20,613
Energy: 8.1%
Reliance Industries Ltd. 144A (GDR)	1,827	112,076
Insurance: 1.0%
PB Fintech Ltd. *	2,680	14,498
Media & Entertainment: 5.4%
Affle India Ltd. *	795	10,384
Info Edge India Ltd.	1,365	64,812
		75,196
Retailing: 2.6%
Zomato Ltd. *	50,977	36,544
Software & Services: 58.7%
Coforge Ltd.	364	17,101
Cyient Ltd.	1,867	18,269
Happiest Minds Technologies Ltd.	876	9,318
	Number of Shares	Value
Software & Services (continued)
HCL Technologies Ltd.	6,535	$81,954
Infosys Ltd. (ADR)	6,025	108,510
KPIT Technologies Ltd.	4,087	34,712
LTIMindtree Ltd. 144A	1,156	60,936
Mphasis Ltd.	2,058	49,018
One 97 Communications Ltd. *	3,871	24,831
Oracle Financial Services Software Ltd.	515	18,808
Persistent Systems Ltd.	930	43,477
Tanla Platforms Ltd.	1,653	14,229
Tata Consultancy Services Ltd.	2,494	98,081
Tata Elxsi Ltd.	371	28,157
Tech Mahindra Ltd.	5,586	68,504
Wipro Ltd. (ADR)	16,390	76,377
WNS Holdings Ltd. (ADR) *	799	63,912
		816,194
Technology Hardware & Equipment: 2.0%
Redington Ltd.	13,009	28,390
Telecommunication Services: 13.5%
Bharti Airtel Ltd.	9,388	91,298
Indus Towers Ltd.	16,070	36,897
Tata Communications Ltd.	1,699	26,135
Tata Teleservices Maharashtra Ltd. *	11,657	13,017
Vodafone Idea Ltd. *	199,508	18,984
		186,331
Transportation: 1.2%
Delhivery Ltd. *	4,334	17,357
Total Common Stocks (Cost: $1,747,837)		1,390,229
Total Investments: 100.0% (Cost: $1,747,837)		1,390,229
Liabilities in excess of other assets: 0.0%		(612)
NET ASSETS: 100.0%		$1,389,617

Definitions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Footnotes:

*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $231,178, or 16.6% of net assets.

Summary of Investments by Sector	% of Investments	Value
Information Technology	60.7%	$844,587
Communication Services	18.8	261,527
Energy	8.1	112,075
Consumer Discretionary	5.9	82,020
Industrials	4.0	54,910
Financials	2.5	35,110
	100.0%	$1,390,229

See Notes to Financial Statements

34

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Capital Goods	$—	$9,537	$—	$9,537
Commercial & Professional Services	—	28,016	—	28,016
Consumer Durables & Apparel	—	16,721	—	16,721
Consumer Services	28,756	—	—	28,756
Diversified Financials	—	20,613	—	20,613
Energy	—	112,076	—	112,076
Insurance	—	14,498	—	14,498
Media & Entertainment	—	75,196	—	75,196
Retailing	—	36,544	—	36,544
Software & Services	248,799	567,395	—	816,194
Technology Hardware & Equipment	—	28,390	—	28,390
Telecommunication Services	—	186,331	—	186,331
Transportation	—	17,357	—	17,357
Total Investments	$277,555	$1,112,674	$—	$1,390,229

See Notes to Financial Statements

35

VANECK EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 100.1%
Automobiles & Components: 1.5%
Ghabbour Auto	1,611,582	$347,918
Banks: 7.2%
Commercial International Bank Egypt SAE (GDR)	1,373,790	1,640,861
Capital Goods: 4.5%
ElSewedy Electric Co. *	2,125,077	1,033,047
Consumer Durables & Apparel: 2.3%
Oriental Weavers	1,280,025	537,760
Consumer Services: 3.6%
Cairo Investment & Real Estate Development Co. SAE	1,570,244	824,741
Diversified Financials: 6.9%
Egyptian Financial Group-Hermes Holding Co. *	1,451,457	1,048,356
Egyptian Financial Group-Hermes Holding Co. (GDR) *	462,969	532,414
		1,580,770
Energy: 4.6%
Capricorn Energy Plc *	336,203	1,058,768
Food, Beverage & Tobacco: 8.1%
Eastern Co. SAE	3,219,937	1,863,900
Health Care Equipment & Services: 4.9%
Cleopatra Hospital *	3,871,074	834,910
Ibnsina Pharma SAE	3,325,605	290,176
		1,125,086
Materials: 23.7%
Abou Kir Fertilizers & Chemical Industries	967,311	1,518,553
	Number of Shares	Value
Materials (continued)
Alexandria Mineral Oils Co.	2,627,574	$673,069
Centamin Plc	783,216	1,064,928
Egypt Kuwait Holding Co. SAE	726,790	928,691
Ezz Steel Co. SAE	776,683	731,218
Sidi Kerir Petrochemicals Co. *	969,968	513,836
		5,430,295
Real Estate: 16.3%
Emaar Misr for Development SAE *	3,237,702	406,197
Heliopolis Housing *	2,055,540	660,929
Medinet Nasr Housing *	6,581,926	864,697
Palm Hills Developments SAE	6,687,710	529,866
Talaat Moustafa Group	3,164,392	1,275,462
		3,737,151
Retailing: 1.1%
MM Group for Industry & International Trade SAE *	1,382,189	262,198
Software & Services: 10.4%
E-Finance for Digital & Financial Investments	1,764,187	1,356,894
Fawry for Banking & Payment Technology Services SAE *	4,806,818	1,020,053
		2,376,947
Telecommunication Services: 5.0%
Telecom Egypt Co.	1,135,948	1,151,795
Total Common Stocks (Cost: $23,089,541)		22,971,237
Total Investments: 100.1% (Cost: $23,089,541)		22,971,237
Liabilities in excess of other assets: (0.1)%		(14,419)
NET ASSETS: 100.0%		$22,956,818

Definitions:

GDR	Global Depositary Receipt

Footnotes:

*	Non-income producing

Summary of Investments by Sector	% of Investments	Value
Materials	23.6%	$5,430,295
Real Estate	16.3	3,737,151
Financials	14.1	3,221,631
Information Technology	10.4	2,376,947
Consumer Discretionary	8.5	1,972,617
Consumer Staples	8.1	1,863,900
Communication Services	5.0	1,151,795
Health Care	4.9	1,125,086
Energy	4.6	1,058,768
Industrials	4.5	1,033,047
	100.0%	$22,971,237

See Notes to Financial Statements

36

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$347,918	$—	$347,918
Banks	—	1,640,861	—	1,640,861
Capital Goods	—	1,033,047	—	1,033,047
Consumer Durables & Apparel	537,760	—	—	537,760
Consumer Services	—	824,741	—	824,741
Diversified Financials	1,580,770	—	—	1,580,770
Energy	1,058,768	—	—	1,058,768
Food, Beverage & Tobacco	—	1,863,900	—	1,863,900
Health Care Equipment & Services	290,176	834,910	—	1,125,086
Materials	—	5,430,295	—	5,430,295
Real Estate	—	3,737,151	—	3,737,151
Retailing	—	262,198	—	262,198
Software & Services	—	2,376,947	—	2,376,947
Telecommunication Services	—	1,151,795	—	1,151,795
Total Investments	$3,467,474	$19,503,763	$—	$22,971,237

See Notes to Financial Statements

37

VANECK INDIA GROWTH LEADERS ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 99.9%
Automobiles & Components: 0.5%
FIEM Industries Ltd.	1,605	$33,597
Mahindra CIE Automotive Ltd.	35,645	147,846
Minda Corp. Ltd.	26,029	64,202
		245,645
Capital Goods: 12.0%
Apar Industries Ltd.	6,523	141,423
Astral Ltd.	33,684	798,288
Bharat Electronics Ltd.	1,411,647	1,703,301
Grindwell Norton Ltd.	19,329	416,671
Hindustan Aeronautics Ltd.	33,646	1,028,627
J Kumar Infraprojects Ltd.	13,416	44,035
Jamna Auto Industries Ltd.	74,071	93,662
Kajaria Ceramics Ltd.	35,120	491,143
KEI Industries Ltd.	22,816	403,036
Schaeffler India Ltd.	14,885	493,996
Timken India Ltd.	9,131	342,600
Voltamp Transformers Ltd.	3,067	102,674
		6,059,456
Consumer Durables & Apparel: 3.3%
Gokaldas Exports Ltd. *	17,145	75,609
KPR Mill Ltd.	38,005	236,975
Mirza International Ltd. *	16,281	48,457
Monte Carlo Fashions Ltd.	2,044	17,047
Page Industries Ltd.	2,160	1,116,562
Vardhman Textiles Ltd. *	45,174	179,910
		1,674,560
Consumer Services: 0.2%
Easy Trip Planners Ltd. *	186,914	118,872
Diversified Financials: 1.5%
Angel One Ltd.	14,695	232,365
CRISIL Ltd.	8,573	317,259
ICICI Securities Ltd. 144A	34,109	204,842
		754,466
Energy: 12.9%
Coal India Ltd.	888,463	2,417,019
Great Eastern Shipping Co. Ltd.	35,793	290,319
Oil & Natural Gas Corp. Ltd.	1,534,649	2,731,793
Oil India Ltd.	153,714	388,097
Petronet LNG Ltd.	319,966	832,226
		6,659,454
Food, Beverage & Tobacco: 8.0%
Dwarikesh Sugar Industries Ltd.	45,260	57,413
ITC Ltd.	630,434	2,523,470
Radico Khaitan Ltd.	100	1,222
Varun Beverages Ltd.	97,461	1,555,357
		4,137,462
Materials: 29.8%
Balaji Amines Ltd.	3,989	130,417
Castrol India Ltd.	202,373	301,000
Clean Science & Technology Ltd.	7,767	139,337
Coromandel International Ltd.	49,399	529,231
Deepak Fertilisers & Petrochemicals Corp. Ltd.	26,241	226,451
Deepak Nitrite Ltd.	28,854	690,581
EID Parry India Ltd.	32,356	222,259
	Number of Shares	Value
Materials (continued)
Fine Organic Industries Ltd.	3,237	$224,422
Fineotex Chemical Ltd.	10,926	33,303
GHCL Ltd.	24,430	150,411
Gujarat Alkalies & Chemicals Ltd.	7,965	73,620
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	37,854	254,178
Gujarat State Fertilizers & Chemicals Ltd.	93,594	157,853
Hindalco Industries Ltd.	491,021	2,807,129
Jindal Steel & Power Ltd.	174,209	1,221,880
JK Paper Ltd.	30,849	152,169
Meghmani Finechem Ltd. *	5,006	75,461
National Aluminium Co. Ltd.	370,362	359,715
NMDC Ltd.	473,691	703,782
NMDC Steel Ltd. *	447,321	208,169
PCBL Ltd.	71,442	111,779
PI Industries Ltd.	34,478	1,423,902
Polyplex Corp. Ltd.	5,638	108,308
Rain Industries Ltd.	75,959	155,951
Sharda Cropchem Ltd.	9,087	56,436
Sumitomo Chemical India Ltd.	52,535	309,853
Tata Steel Ltd.	1,931,039	2,630,090
Tinplate Co. of India Ltd.	10,163	41,072
Vedanta Ltd.	492,866	1,834,403
West Coast Paper Mills Ltd.	11,930	75,264
		15,408,426
Media & Entertainment: 4.3%
Affle India Ltd. *	20,051	261,895
Brightcom Group Ltd.	636,872	225,351
Chennai Super Kings Cricket Ltd. *∞ ø	1,298,085	1,526,697
Sun TV Network Ltd.	34,269	201,281
		2,215,224
Pharmaceuticals, Biotechnology & Life Sciences: 11.5%
Ajanta Pharma Ltd.	16,008	234,327
Divi’s Laboratories Ltd.	53,810	2,216,366
Laurus Labs Ltd. 144A	143,415	649,101
Sun Pharmaceutical Industries Ltd.	234,287	2,833,233
		5,933,027
Software & Services: 15.4%
Coforge Ltd.	15,389	722,989
Happiest Minds Technologies Ltd.	17,069	181,554
Infosys Ltd. (ADR)	141,266	2,544,201
LTIMindtree Ltd. 144A	37,427	1,972,880
Mastek Ltd.	5,400	111,373
Persistent Systems Ltd.	21,665	1,012,833
Tanla Platforms Ltd.	26,679	229,653
Tata Elxsi Ltd.	14,834	1,125,832
		7,901,315
Transportation: 0.5%
Allcargo Logistics Ltd.	27,374	133,329

See Notes to Financial Statements

38

	Number of Shares	Value
Transportation (continued)
VRL Logistics Ltd.	11,956	$78,035
		211,364
Total Common Stocks (Cost: $47,460,393)		51,319,271
Total Investments: 99.9% (Cost: $47,460,393)		51,319,271
Other assets less liabilities: 0.1%		51,638
NET ASSETS: 100.0%		$51,370,909

Definitions:

ADR	American Depositary Receipt

Footnotes:

*	Non-income producing
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
ø	Restricted Security – the aggregate value of restricted securities is $1,526,697, or 3.0% of net assets

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $2,826,823, or 5.5% of net assets.

Restricted securities held by the Fund as of December 31, 2022 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Chennai Super Kings Cricket Ltd.	10/08/2015	1,298,085	$35,108	$1,526,697	3.0%

Summary of Investments by Sector	% of Investments	Value
Materials	30.0%	$15,408,425
Information Technology	15.4	7,901,315
Energy	13.0	6,659,454
Industrials	12.2	6,270,820
Health Care	11.5	5,933,026
Consumer Staples	8.1	4,137,462
Communication Services	4.3	2,215,225
Consumer Discretionary	4.0	2,039,078
Financials	1.5	754,466
	100.0%	$51,319,271

See Notes to Financial Statements

39

VANECK INDIA GROWTH LEADERS ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$245,645	$—	$245,645
Capital Goods	—	6,059,456	—	6,059,456
Consumer Durables & Apparel	—	1,674,560	—	1,674,560
Consumer Services	—	118,872	—	118,872
Diversified Financials	—	754,466	—	754,466
Energy	—	6,659,454	—	6,659,454
Food, Beverage & Tobacco	—	4,137,462	—	4,137,462
Materials	—	15,408,426	—	15,408,426
Media & Entertainment	—	688,527	1,526,697	2,215,224
Pharmaceuticals, Biotechnology & Life Sciences	—	5,933,027	—	5,933,027
Software & Services	2,544,201	5,357,114	—	7,901,315
Transportation	—	211,364	—	211,364
Total Investments	$2,544,201	$47,248,373	$1,526,697	$51,319,271

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2022:

Common Stock
Balance as of December 31, 2021	$1,021,381
Realized gain (loss)	–
Net change in unrealized appreciation (depreciation)	505,316
Purchases	–
Sales	–
Transfers in/out of level 3	–
Balance as of December 31, 2022	$1,526,697

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2022:

	Value as of December 31, 2022	Valuation Technique	Unobservable Input Description(1)	Unobservable Input	Impact to Valuation from an Increase in Input(2)
Common Stock
Media & Entertainment	$1,526,697	Market Approach	Revenue Multiple	16x – 18x	Increase
			Discount for lack of marketability	17½%	Decrease
			Discount for lack of control	20%	Decrease

(1) In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.

(2) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

40

VANECK INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 99.8%
Automobiles & Components: 6.1%
Astra International Tbk PT	5,458,500	$1,997,536
Banks: 29.0%
Allo Bank Indonesia Tbk PT *	962,900	109,087
Bank Aladin Syariah Tbk PT *	1,712,900	155,693
Bank Central Asia Tbk PT	4,931,000	2,703,855
Bank Jago Tbk PT *	1,146,100	273,541
Bank Mandiri Persero Tbk PT	3,514,102	2,240,922
Bank Negara Indonesia Persero Tbk PT	2,203,632	1,305,580
Bank Rakyat Indonesia Persero Tbk PT	8,753,533	2,775,309
		9,563,987
Capital Goods: 1.8%
Jardine Cycle & Carriage Ltd. †	27,988	596,790
Diversified Financials: 0.4%
BFI Finance Indonesia Tbk PT	2,169,800	146,945
Energy: 12.9%
Adaro Energy Indonesia Tbk PT	4,724,500	1,170,319
Banpu PCL (NVDR)	2,372,629	937,885
Bukit Asam Tbk PT	1,157,100	274,421
Bumi Resources Tbk PT *	82,269,800	850,839
Indo Tambangraya Megah Tbk PT	116,800	293,347
United Tractors Tbk PT	440,769	738,850
		4,265,661
Food & Staples Retailing: 3.0%
Sumber Alfaria Trijaya Tbk PT	5,765,400	982,586
Food, Beverage & Tobacco: 7.4%
Charoen Pokphand Indonesia Tbk PT	2,131,400	773,678
First Pacific Co. Ltd.	601,250	179,103
Golden Agri-Resources Ltd.	1,086,400	202,483
Gudang Garam Tbk PT	136,400	157,765
Indofood CBP Sukses Makmur Tbk PT	654,600	420,347
Indofood Sukses Makmur Tbk PT	1,296,900	560,621
Japfa Comfeed Indonesia Tbk PT	1,558,900	129,625
		2,423,622
Health Care Equipment & Services: 1.0%
Mitra Keluarga Karyasehat Tbk PT	1,599,297	327,378
Household & Personal Products: 1.5%
Unilever Indonesia Tbk PT	1,690,500	510,656
Materials: 14.5%
Aneka Tambang Tbk	2,484,700	316,197
Avia Avian Tbk PT	4,575,500	185,166
Barito Pacific Tbk PT	8,065,116	391,045
Berkah Beton Sadaya Tbk PT	8,641,000	410,749
Bumi Resources Minerals Tbk PT *	23,874,400	243,965
Chandra Asri Petrochemical Tbk PT	2,044,536	337,489
Indah Kiat Pulp & Paper Tbk PT	759,600	425,615
	Number of Shares	Value
Materials (continued)
Indocement Tunggal Prakarsa Tbk PT	532,900	$338,835
Merdeka Copper Gold Tbk PT *	3,703,795	978,516
Nickel Industries Ltd. †	435,701	287,154
Pabrik Kertas Tjiwi Kimia Tbk PT	367,900	166,537
Semen Indonesia Persero Tbk PT	981,062	414,304
Vale Indonesia Tbk PT *	616,400	280,394
		4,775,966
Media & Entertainment: 0.9%
Elang Mahkota Teknologi Tbk PT	4,522,900	298,909
Pharmaceuticals, Biotechnology & Life Sciences: 2.4%
Kalbe Farma Tbk PT	5,816,000	780,778
Real Estate: 1.7%
Bumi Serpong Damai Tbk PT *	2,501,700	147,706
Ciputra Development Tbk PT	2,576,995	155,633
Pakuwon Jati Tbk PT	4,410,400	129,151
Summarecon Agung Tbk PT	3,218,700	124,842
		557,332
Retailing: 5.1%
Bukalapak.com PT Tbk *	16,136,300	270,882
GoTo Gojek Tokopedia Tbk PT *	244,504,200	1,418,463
		1,689,345
Telecommunication Services: 10.2%
Indosat Tbk PT	333,500	132,370
Sarana Menara Nusantara Tbk PT	6,178,900	436,797
Smartfren Telecom Tbk PT *	32,544,500	138,223
Telkom Indonesia Persero Tbk PT (ADR) †	92,361	2,202,810
Tower Bersama Infrastructure Tbk PT	1,807,200	266,959
XL Axiata Tbk PT	1,235,575	169,824
		3,346,983
Transportation: 0.8%
Jasa Marga Persero Tbk PT *	643,250	123,106
Transcoal Pacific Tbk PT	295,400	150,864
		273,970
Utilities: 1.1%
Perusahaan Gas Negara Tbk PT	3,079,300	347,959
Total Common Stocks (Cost: $43,125,132)		32,886,403

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.7%
Money Market Fund: 0.7%

See Notes to Financial Statements

41

VANECK INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
(Cost: $214,156)
State Street Navigator Securities Lending Government Money Market Portfolio	214,156	$214,156
Total Investments: 100.5% (Cost: $43,339,288)		33,100,559
Liabilities in excess of other assets: (0.5)%		(162,993)
NET ASSETS: 100.0%		$32,937,566

Definitions:

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,005,397.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	29.5%	$9,710,932
Materials	14.5	4,775,966
Energy	13.0	4,265,661
Consumer Staples	11.9	3,916,864
Consumer Discretionary	11.2	3,686,881
Communication Services	11.1	3,645,892
Health Care	3.4	1,108,156
Industrials	2.6	870,760
Real Estate	1.7	557,332
Utilities	1.1	347,959
	100.0%	$32,886,403

See Notes to Financial Statements

42

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$1,997,536	$—	$1,997,536
Banks	155,693	9,408,294	—	9,563,987
Capital Goods	—	596,790	—	596,790
Diversified Financials	—	146,945	—	146,945
Energy	850,839	3,414,822	—	4,265,661
Food & Staples Retailing	—	982,586	—	982,586
Food, Beverage & Tobacco	—	2,423,622	—	2,423,622
Health Care Equipment & Services	—	327,378	—	327,378
Household & Personal Products	—	510,656	—	510,656
Materials	595,915	4,180,051	—	4,775,966
Media & Entertainment	—	298,909	—	298,909
Pharmaceuticals, Biotechnology & Life Sciences	—	780,778	—	780,778
Real Estate	—	557,332	—	557,332
Retailing	—	1,689,345	—	1,689,345
Telecommunication Services	2,202,810	1,144,173	—	3,346,983
Transportation	—	273,970	—	273,970
Utilities	—	347,959	—	347,959
Money Market Fund	214,156	—	—	214,156
Total Investments	$4,019,413	$29,081,146	$—	$33,100,559

See Notes to Financial Statements

43

VANECK ISRAEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 100.0%
Automobiles & Components: 0.8%
Mobileye Global, Inc. *	13,384	$469,243
Banks: 17.5%
Bank Hapoalim BM	340,120	3,050,783
Bank Leumi Le-Israel BM	413,725	3,432,749
FIBI Holdings Ltd.	5,773	238,812
First International Bank Of Israel Ltd.	13,274	521,563
Israel Discount Bank Ltd.	331,507	1,733,776
Mizrahi Tefahot Bank Ltd.	41,872	1,346,296
		10,323,979
Capital Goods: 4.2%
Ashtrom Group Ltd.	8,928	166,870
Elbit Systems Ltd. †	6,920	1,135,157
Elco Ltd.	2,396	122,156
Electra Ltd.	325	174,840
Kornit Digital Ltd. *	14,186	325,853
Leonardo DRS, Inc. *	14,122	180,479
Shapir Engineering and Industry Ltd.	25,452	199,988
Shikun & Binui Ltd. *	56,379	156,714
		2,462,057
Commercial & Professional Services: 0.2%
Danel Adir Yeoshua Ltd.	1,201	93,915
Consumer Durables & Apparel: 0.4%
Delta Galil Ltd.	3,311	138,047
Maytronics Ltd.	12,617	125,020
		263,067
Consumer Services: 0.4%
888 Holdings Plc *	110,528	116,094
Fattal Holdings 1998 Ltd. *	1,585	133,090
		249,184
Diversified Financials: 1.5%
Isracard Ltd.	55,022	159,644
Plus500 Ltd.	27,384	591,562
Tel Aviv Stock Exchange Ltd.	25,645	153,254
		904,460
Energy: 2.3%
Delek Group Ltd. *	3,177	346,793
Energean Plc	33,822	528,711
Oil Refineries Ltd.	652,644	227,911
Paz Oil Co. Ltd. *	1,839	228,458
		1,331,873
Food & Staples Retailing: 0.7%
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	2,430	169,280
Shufersal Ltd.	38,751	222,221
		391,501
Food, Beverage & Tobacco: 0.5%
Strauss Group Ltd.	11,446	301,480
Health Care Equipment & Services: 4.1%
Inmode Ltd. *	25,365	905,531
Nano-X Imaging Ltd. *	15,780	116,456
Novocure Ltd. * †	16,377	1,201,253
OPKO Health, Inc. * †	144,164	180,205
		2,403,445
	Number of Shares	Value
Insurance: 2.9%
Clal Insurance Enterprises Holdings Ltd. *	18,340	$307,419
Harel Insurance Investments & Financial Services Ltd.	37,952	332,162
Lemonade, Inc. * †	16,424	224,680
Menora Mivtachim Holdings Ltd.	7,137	138,074
Migdal Insurance & Financial Holdings Ltd. *	128,706	146,306
Phoenix Holdings Ltd.	51,380	545,955
		1,694,596
Materials: 3.1%
ICL Group Ltd.	192,419	1,406,583
Israel Corp. Ltd.	1,280	447,714
		1,854,297
Media & Entertainment: 1.4%
Perion Network Ltd. *	13,636	344,991
Playtika Holding Corp. *	24,501	208,503
Taboola.com Ltd. * †	51,562	158,811
Tremor International Ltd. (ADR) * †	14,007	90,345
		802,650
Pharmaceuticals, Biotechnology & Life Sciences: 5.3%
Taro Pharmaceutical Industries Ltd. *	2,805	81,457
Teva Pharmaceutical Industries Ltd. (ADR) *	331,551	3,023,745
		3,105,202
Real Estate: 5.3%
Airport City Ltd. *	15,593	248,755
Alony Hetz Properties & Investments Ltd.	34,751	352,784
Amot Investments Ltd.	44,627	261,133
Azrieli Group Ltd.	12,342	819,940
Big Shopping Centers Ltd. *	2,845	290,062
Gav-Yam Lands Corp. Ltd.	9,462	73,659
Israel Canada T.R Ltd.	30,794	66,534
Mega Or Holdings Ltd.	2,844	77,682
Melisron Ltd.	6,766	483,228
Mivne Real Estate KD Ltd.	112,094	355,171
Summit Real Estate Holdings Ltd.	7,770	98,043
		3,126,991
Retailing: 1.8%
Delek Automotive Systems Ltd.	10,856	126,693
Fiverr International Ltd. * †	9,949	289,914
Fox Wizel Ltd.	1,343	121,814
Global-e Online Ltd. *	22,293	460,128
Tadiran Group Ltd.	874	87,015
		1,085,564
Semiconductors & Semiconductor Equipment: 12.2%
Camtek Ltd. * †	7,980	175,241
CEVA, Inc. *	5,742	146,880
Nova Ltd. * †	7,909	646,007
SolarEdge Technologies, Inc. *	17,065	4,834,003

See Notes to Financial Statements

44

	Number of Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Tower Semiconductor Ltd. *	32,715	$1,413,288
		7,215,419
Software & Services: 27.5%
Amdocs Ltd.	28,961	2,632,555
Check Point Software Technologies Ltd. *	29,780	3,757,045
CyberArk Software Ltd. *	12,017	1,558,004
Formula Systems 1985 Ltd.	1,143	82,308
Hilan Ltd.	3,031	149,703
JFrog Ltd. *	22,454	478,944
LivePerson, Inc. * †	14,565	147,689
Magic Software Enterprises Ltd.	6,159	97,620
Matrix IT Ltd.	7,467	155,123
Monday.com Ltd. *	5,181	632,082
Nice Ltd. (ADR) * †	16,164	3,108,337
One Software Technologies Ltd.	7,521	104,468
Payoneer Global, Inc. * †	60,586	331,405
Sapiens International Corp. NV	9,747	180,124
SentinelOne, Inc. * †	52,496	765,917
Varonis Systems, Inc. *	24,677	590,767
Verint Systems, Inc. *	14,157	513,616
Wix.com Ltd. *	11,965	919,271
		16,204,978
Technology Hardware & Equipment: 1.5%
AudioCodes Ltd.	7,437	133,048
Gilat Satellite Networks Ltd. * †	15,171	87,992
Nano Dimension Ltd. (ADR) * †	84,407	194,136
Radware Ltd. *	11,052	218,277
Stratasys Ltd. *	18,492	219,315
		852,768
	Number of Shares	Value
Telecommunication Services: 2.5%
Bezeq The Israeli Telecommunication Corp. Ltd.	684,851	$1,170,406
Cellcom Israel Ltd. *	22,372	116,877
Partner Communications Co. Ltd. *	25,268	182,151
		1,469,434
Transportation: 0.8%
ZIM Integrated Shipping Services Ltd. †	27,782	477,573
Utilities: 3.1%
Energix-Renewable Energies Ltd.	63,183	198,366
Enlight Renewable Energy Ltd. *	189,529	383,958
Kenon Holdings Ltd.	5,118	167,986
OPC Energy Ltd. *	15,226	169,620
Ormat Technologies, Inc.	10,457	904,321
		1,824,251
Total Common Stocks (Cost: $50,380,123)		58,907,927

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.7%
Money Market Fund: 1.7% (Cost: $1,025,144)
State Street Navigator Securities Lending Government Money Market Portfolio	1,025,144	1,025,144
Total Investments: 101.7% (Cost: $51,405,267)		59,933,071
Liabilities in excess of other assets: (1.7)%		(1,011,942)
NET ASSETS: 100.0%		$58,921,129

Definitions:

ADR	American Depositary Receipt

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $6,492,363.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Information Technology	41.2%	$24,273,165
Financials	21.9	12,923,035
Health Care	9.4	5,508,647
Real Estate	5.3	3,126,991
Industrials	5.2	3,033,545
Communication Services	3.9	2,272,084
Consumer Discretionary	3.4	2,067,058
Materials	3.1	1,854,297
Utilities	3.1	1,824,251
Energy	2.3	1,331,873
Consumer Staples	1.2	692,981
	100.0%	$58,907,927

See Notes to Financial Statements

45

VANECK ISRAEL ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$469,243	$—	$—	$469,243
Banks	—	10,323,979	—	10,323,979
Capital Goods	1,641,489	820,568	—	2,462,057
Commercial & Professional Services	—	93,915	—	93,915
Consumer Durables & Apparel	—	263,067	—	263,067
Consumer Services	—	249,184	—	249,184
Diversified Financials	—	904,460	—	904,460
Energy	—	1,331,873	—	1,331,873
Food & Staples Retailing	—	391,501	—	391,501
Food, Beverage & Tobacco	—	301,480	—	301,480
Health Care Equipment & Services	2,403,445	—	—	2,403,445
Insurance	224,680	1,469,916	—	1,694,596
Materials	1,406,583	447,714	—	1,854,297
Media & Entertainment	802,650	—	—	802,650
Pharmaceuticals, Biotechnology & Life Sciences	3,105,202	—	—	3,105,202
Real Estate	—	3,126,991	—	3,126,991
Retailing	750,042	335,522	—	1,085,564
Semiconductors & Semiconductor Equipment	7,215,419	—	—	7,215,419
Software & Services	15,713,376	491,602	—	16,204,978
Technology Hardware & Equipment	852,768	—	—	852,768
Telecommunication Services	—	1,469,434	—	1,469,434
Transportation	477,573	—	—	477,573
Utilities	904,321	919,930	—	1,824,251
Money Market Fund	1,025,144	—	—	1,025,144
Total Investments	$36,991,935	$22,941,136	$—	$59,933,071

See Notes to Financial Statements

46

VANECK VIETNAM ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 99.5%
Banks: 6.2%
Bank for Foreign Trade of Vietnam JSC *	5,373,545	$18,248,108
Saigon - Hanoi Commercial Joint Stock Bank *	12,770,500	5,390,152
Saigon Thuong Tin Commercial JSB *	2,140,400	2,041,692
		25,679,952
Capital Goods: 4.9%
Development Investment Construction JSC *	5,309,986	3,215,570
Gelex Group JSC	6,446,564	3,370,388
Ha Do Group JSC	1,481,120	1,968,692
Hoang Huy Investment Financial Services JSC	6,070,120	1,746,589
IDICO Corp. JSC	2,747,710	3,694,694
JAKS Resources Bhd *	33,413,900	1,781,981
Tasco JSC *	3,233,000	1,933,629
Vietnam Construction and Import-Export JSC	3,402,190	2,487,809
		20,199,352
Consumer Durables & Apparel: 13.1%
Eclat Textile Co. Ltd.	1,234,160	19,812,074
Feng TAY Enterprise Co. Ltd.	3,123,000	20,922,604
Hansae Co. Ltd. †	312,545	3,837,643
Taiwan Paiho Ltd.	5,094,000	9,394,527
		53,966,848
Diversified Financials: 8.0%
Sai Gon-Ha Noi Securities JSC *	6,617,850	2,358,004
SSI Securities Corp.	17,475,408	13,079,375
Viet Capital Securities JSC	5,439,550	5,350,941
VIX Securities JSC	9,364,780	2,570,512
VNDirect Securities Corp.	17,057,480	9,739,839
		33,098,671
Energy: 1.3%
PetroVietnam Drilling & Well Services JSC *	3,471,588	2,627,355
PetroVietnam Technical Services Corp.	2,895,000	2,627,911
		5,255,266
Food, Beverage & Tobacco: 18.1%
HAGL JSC *	8,249,000	3,200,267
Hoang Anh Gia Lai International Agriculture JSC *	10,070,400	1,776,346
KIDO Group Corp.	1,265,630	3,489,542
Masan Group Corp.	5,119,776	20,187,170
Saigon Beer Alcohol Beverage Corp.	1,213,000	8,589,964
Thanh Thanh Cong - Bien Hoa JSC *	6,544,081	4,021,574
Vietnam Dairy Products JSC	8,775,241	28,324,458
	Number of Shares	Value
Food, Beverage & Tobacco (continued)
Vinh Hoan Corp.	1,736,000	$5,130,541
		74,719,862
Health Care Equipment & Services: 4.5%
Mani, Inc.	1,218,500	18,578,836
Insurance: 0.9%
Bao Viet Holdings	1,826,396	3,607,840
Materials: 8.9%
Duc Giang Chemicals JSC	2,444,232	6,104,408
Hoa Phat Group JSC	31,916,297	24,363,854
Hoa Sen Group *	4,867,140	2,378,116
Petrovietnam Fertilizer & Chemicals JSC	2,296,700	4,174,353
		37,020,731
Real Estate: 21.2%
Khang Dien House Trading and Investment JSC *	1,899,240	2,128,741
Kinh Bac City Development Holding Corp. *	4,649,200	4,752,344
No Va Land Investment Group Corp. *	14,026,058	8,329,366
Phat Dat Real Estate Development Corp. *	5,084,400	2,933,100
Van Phu - Invest Investment JSC *	2,015,960	4,602,125
Vincom Retail JSC *	7,311,522	8,151,120
Vingroup JSC *	11,619,749	26,470,456
Vinhomes JSC 144A	14,907,067	30,303,048
		87,670,300
Technology Hardware & Equipment: 9.9%
BH Co. Ltd. * †	506,526	9,023,699
Dreamtech Co. Ltd. *	551,685	3,996,376
INTOPS Co. Ltd.	217,588	4,790,792
KH Vatec Co. Ltd. * †	339,182	3,746,522
Mcnex Co. Ltd.	250,843	5,555,707
Seojin System Co. Ltd. * †	482,413	6,708,490
Synopex, Inc. *	1,269,006	2,503,109
UTI, Inc. *	224,221	4,596,913
		40,921,608
Transportation: 1.5%
Vietjet Aviation JSC *	1,332,640	6,200,180
Utilities: 1.0%
PetroVietnam Power Corp. *	8,864,610	3,999,479
Total Common Stocks (Cost: $420,078,920)		410,918,925

EXCHANGE TRADED FUND:0.0% (Cost: $42,158)
DCVFMVN Diamond ETF	62,610	59,573

Total Investments: 99.5% (Cost: $420,121,078)		410,978,498
Other assets less liabilities: 0.5%		2,091,039
NET ASSETS: 100.0%		$413,069,537

See Notes to Financial Statements

47

VANECK VIETNAM ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,862,078.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $30,303,048, or 7.3% of net assets.

Summary of Investments by Sector	% of Investments	Value
Real Estate	21.3%	$87,670,300
Consumer Staples	18.2	74,719,862
Financials	15.2	62,386,463
Consumer Discretionary	13.1	53,966,848
Information Technology	10.0	40,921,608
Materials	9.0	37,020,731
Industrials	6.4	26,399,532
Health Care	4.5	18,578,836
Energy	1.3	5,255,266
Utilities	1.0	3,999,479
Exchange Traded Fund	0.0	59,573
	100.0%	$410,978,498

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$25,679,952	$—	$25,679,952
Capital Goods	5,628,323	14,571,029	—	20,199,352
Consumer Durables & Apparel	—	53,966,848	—	53,966,848
Diversified Financials	2,358,004	30,740,667	—	33,098,671
Energy	2,627,911	2,627,355	—	5,255,266
Food, Beverage & Tobacco	3,489,542	71,230,320	—	74,719,862
Health Care Equipment & Services	—	18,578,836	—	18,578,836
Insurance	—	3,607,840	—	3,607,840
Materials	—	37,020,731	—	37,020,731
Real Estate	11,262,466	76,407,834	—	87,670,300
Technology Hardware & Equipment	—	40,921,608	—	40,921,608
Transportation	—	6,200,180	—	6,200,180
Utilities	—	3,999,479	—	3,999,479
Exchange Traded Fund	—	59,573	—	59,573
Total Investments	$25,366,246	$385,612,252	$—	$410,978,498

See Notes to Financial Statements

48

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Africa Index ETF	Brazil Small-Cap ETF	China Growth Leaders ETF	ChiNext ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$45,744,163	$25,246,010	$15,199,438	$20,346,607
Short-term investments held as collateral for securities loaned (3)	1,102,056	1,315,000	8	—
Cash	—	233,062	41,567	—
Cash denominated in foreign currency, at value (4)	3,973,280	982,523	31,338	93,494	(a)
Receivables:
Shares of beneficial interest sold	40,327	—	—	—
Due from Adviser	—	—	23,492	37,518
Dividends and interest	11,065	77,605	2,589	—
Prepaid expenses	1,234	1,104	1,046	1,111
Total assets	50,872,125	27,855,304	15,299,478	20,478,730
Liabilities:
Payables:
Investment securities purchased	26,673	1,204,450	—	—
Collateral for securities loaned	1,102,056	1,315,000	8	—
Line of credit	1,999,836	—	—	—
Due to Adviser	20,262	10,464	—	—
Due to custodian	1,763,285	—	—	73,296
Deferred Trustee fees	12,276	33,084	5,349	1,184
Accrued expenses	87,687	67,551	81,618	79,534
Total liabilities	5,012,075	2,630,549	86,975	154,014
NET ASSETS	$45,860,050	$25,224,755	$15,212,503	$20,324,716
Shares outstanding	2,900,000	1,850,000	600,000	650,000
Net asset value, redemption and offering price per share	$15.81	$13.64	$25.35	$31.27
Net Assets consist of:
Aggregate paid in capital	$116,281,448	$195,111,461	$20,774,307	$21,540,098
Total distributable earnings (loss)	(70,421,398)	(169,886,706)	(5,561,804)	(1,215,382)
NET ASSETS	$45,860,050	$25,224,755	$15,212,503	$20,324,716
(1) Value of securities on loan	$3,236,707	$1,864,249	$101,895	$—
(2) Cost of investments - Unaffiliated issuers	$44,299,767	$33,264,417	$16,930,683	$17,606,453
(3) Cost of short-term investments held as collateral for securities loaned	$1,102,056	$1,315,000	$8	$—
(4) Cost of cash denominated in foreign currency	$4,751,898	$982,509	$30,974	$94,540

(a)	Includes $21,439 on foreign investor minimum settlement reserve funds (see Note 2H).

See Notes to Financial Statements

49

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Digital India ETF	Egypt Index ETF	India Growth Leaders ETF (a)	Indonesia Index ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$1,390,229	$22,971,237	$51,319,271	$32,886,403
Short-term investments held as collateral for securities loaned (3)	—	—	—	214,156
Cash	109	2,432,301	150,040	179,555
Cash denominated in foreign currency, at value (4)	197	2,109,842	29,215	—
Receivables:
Shares of beneficial interest sold	—	8,208	1,210	—
Due from Adviser	—	—	—	177
Dividends and interest	—	21,351	6,273	1,255
Prepaid expenses	—	1,032	1,274	2,142
Total assets	1,390,535	27,543,971	51,507,283	33,283,688
Liabilities:
Payables:
Collateral for securities loaned	—	—	—	214,156
Line of credit	—	4,502,867	—	—
Due to Adviser	918	19,815	22,114	—
Due to custodian	—	—	—	17,935
Deferred Trustee fees	—	5,418	13,968	27,695
Accrued expenses	—	59,053	100,292	86,336
Total liabilities	918	4,587,153	136,374	346,122
NET ASSETS	$1,389,617	$22,956,818	$51,370,909	$32,937,566
Shares outstanding	50,000	1,124,974	1,574,967	1,900,000
Net asset value, redemption and offering price per share	$27.79	$20.41	$32.62	$17.34
Net Assets consist of:
Aggregate paid in capital	$1,815,466	$63,548,286	$129,541,203	$162,309,857
Total distributable earnings (loss)	(425,849)	(40,591,468)	(78,170,294)	(129,372,291)
NET ASSETS	$1,389,617	$22,956,818	$51,370,909	$32,937,566
(1) Value of securities on loan	$—	$—	$—	$1,005,397
(2) Cost of investments - Unaffiliated issuers	$1,747,837	$23,089,541	$47,460,393	$43,125,132
(3) Cost of short-term investments held as collateral for securities loaned	$—	$—	$—	$214,156
(4) Cost of cash denominated in foreign currency	$197	$2,113,268	$29,205	$—

(a)	Consolidated Statement of Assets and Liabilities

See Notes to Financial Statements

50

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Israel ETF	Vietnam ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$58,907,927	$410,978,498
Short-term investments held as collateral for securities loaned (3)	1,025,144	—
Cash	66,863	822,345
Cash denominated in foreign currency, at value (4)	—	4,683,603
Receivables:
Shares of beneficial interest sold	—	335,928
Dividends and interest	17,767	1,565,879
Prepaid expenses	2,240	7,122
Total assets	60,019,941	418,393,375
Liabilities:
Payables:
Investment securities purchased	—	4,882,601
Collateral for securities loaned	1,025,144	—
Due to Adviser	20,601	174,143
Due to custodian	11	—
Deferred Trustee fees	4,309	49,256
Accrued expenses	48,747	217,838
Total liabilities	1,098,812	5,323,838
NET ASSETS	$58,921,129	$413,069,537
Shares outstanding	1,650,000	35,150,000
Net asset value, redemption and offering price per share	$35.71	$11.75
Net Assets consist of:
Aggregate paid in capital	$60,976,162	$770,868,112
Total distributable earnings (loss)	(2,055,033)	(357,798,575)
NET ASSETS	$58,921,129	$413,069,537
(1) Value of securities on loan	$6,492,363	$3,862,078
(2) Cost of investments - Unaffiliated issuers	$50,380,123	$420,121,078
(3) Cost of short-term investments held as collateral for securities loaned	$1,025,144	$—
(4) Cost of cash denominated in foreign currency	$—	$4,665,956

See Notes to Financial Statements

51

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2022

	Africa Index ETF	Brazil Small-Cap ETF	China Growth Leaders ETF	ChiNext ETF
Income:
Dividends	$2,492,044	$991,148	$453,727	$113,784
Interest	12	—	12,840	4,022
Securities lending income	43,967	39,404	2,817	—
Foreign taxes withheld	(266,401)	(55,287)	(33,896)	(11,688)
Total income	2,269,622	975,265	435,488	106,118
Expenses:
Management fees	265,905	147,700	91,730	124,671
Professional fees	39,129	38,969	33,957	63,391
Custody and accounting fees	69,993	43,917	35,056	45,407
Reports to shareholders	11,988	3,955	5,083	10,918
Trustees’ fees and expenses	1,230	609	486	750
Registration fees	5,937	5,937	4,580	8,270
Insurance	2,425	2,379	1,636	2,372
Interest and taxes	121,525	1,065	39,706	55,610
Other	3,053	533	587	1,489
Total expenses	521,185	245,064	212,821	312,878
Waiver of management fees	—	(69,706)	(91,730)	(124,671)
Expenses assumed by the Adviser	—	—	(10,930)	(26,077)
Net expenses	521,185	175,358	110,161	162,130
Net investment income (loss)	1,748,437	799,907	325,327	(56,012)

Net realized gain (loss) on:
Investments	(4,088,310)	(1,546,157)	(3,715,135)	(3,574,107)
In-kind redemptions	191,465	47,871	(182,451)	—
Increase from payment from Advisor (See Note 3)	—	—	22,940	—
Foreign currency transactions and foreign denominated assets and liabilities	(168,305)	(3,824)	(3,812)	(66,777)
Net realized loss	(4,065,150)	(1,502,110)	(3,878,458)	(3,640,884)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,790,943)	(2,566,170)	(4,265,341)	(9,384,706)
Foreign currency translations and foreign denominated assets and liabilities	(733,349)	2,439	(7,025)	(4,554)
Net change in unrealized appreciation (depreciation)	(8,524,292)	(2,563,731)	(4,272,366)	(9,389,260)
Net Decrease in Net Assets Resulting from Operations	$(10,841,005)	$(3,265,934)	$(7,825,497)	$(13,086,156)

See Notes to Financial Statements

52

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2022

	Digital India ETF (a)	Egypt Index ETF	India Growth Leaders ETF (b)	Indonesia Index ETF
Income:
Dividends	$21,590	$734,155	$1,736,087	$1,918,317
Interest	—	1,475	2,056	2,233
Securities lending income	—	410	—	535
Foreign taxes withheld	(4,122)	(35,094)	(363,921)	(342,099)
Total income	17,468	700,946	1,374,222	1,578,986
Expenses:
Management fees	10,128	84,239	281,518	281,236
Professional fees	—	36,097	51,785	37,877
Custody and accounting fees	—	35,455	54,186	42,230
Reports to shareholders	—	4,040	5,196	4,934
Trustees’ fees and expenses	—	355	6,597	1,253
Registration fees	—	5,937	4,569	5,937
Insurance	—	1,508	2,530	2,295
Interest and taxes	118	50,401	35,199	663
Other	—	9,091	6,883	955
Total expenses	10,246	227,123	448,463	377,380
Waiver of management fees	—	(18,353)	—	(56,101)
Net expenses	10,246	208,770	448,463	321,279
Net investment income	7,222	492,176	925,759	1,257,707

Net realized gain (loss) on:
Investments	(68,176)	(1,511,415)	1,428,008	(5,494,998)
In-kind redemptions	—	35,058	485,407	4,472,124
Foreign currency transactions and foreign denominated assets and liabilities	6,212	(270,570)	(351,827)	(19,579)
Net realized gain (loss)	(61,964)	(1,746,927)	1,561,588	(1,042,453)

Net change in unrealized appreciation (depreciation) on:
Investments	(357,607)	(3,995,557)	(19,322,983)	(4,318,178)
Foreign currency translations and foreign denominated assets and liabilities	—	(7,606)	(1,991)	(155)
Net change in unrealized appreciation (depreciation)	(357,607)	(4,003,163)	(19,324,974)	(4,318,333)
Net Decrease in Net Assets Resulting from Operations	$(412,349)	$(5,257,914)	$(16,837,627)	$(4,103,079)

(a)	For the period February 16, 2022 (commencement of operations) through December 31, 2022.
(b)	Consolidated Statement of Operations

See Notes to Financial Statements

53

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2022

	Israel ETF	Vietnam ETF
Income:
Dividends	$1,650,725	$7,918,666
Interest	1,221	32,874
Securities lending income	125,422	92,011
Foreign taxes withheld	(369,397)	(456,178)
Total income	1,407,971	7,587,373
Expenses:
Management fees	339,749	2,120,507
Professional fees	36,128	57,027
Custody and accounting fees	37,579	318,908
Reports to shareholders	5,617	38,501
Trustees’ fees and expenses	1,813	9,388
Registration fees	5,937	960
Insurance	3,232	9,911
Interest and taxes	2,211	258,144
Other	602	457
Total expenses	432,868	2,813,803
Waiver of management fees	(29,747)	—
Net expenses	403,121	2,813,803
Net investment income	1,004,850	4,773,570

Net realized gain (loss) on:
Investments	(2,646,009)	(55,476,093)
In-kind redemptions	474,851	321,029
Foreign currency transactions and foreign denominated assets and liabilities	(9,595)	(1,031,762)
Net realized loss	(2,180,753)	(56,186,826)

Net change in unrealized appreciation (depreciation) on:
Investments	(19,705,769)	(200,784,341)
Foreign currency translations and foreign denominated assets and liabilities	(31)	(211)
Net change in unrealized appreciation (depreciation)	(19,705,800)	(200,784,552)
Net Decrease in Net Assets Resulting from Operations	$(20,881,703)	$(252,197,808)

See Notes to Financial Statements

54

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

Operations:
Net investment income	$1,748,437	$1,512,749	$799,907	$1,031,653
Net realized gain (loss)	(4,065,150)	607,063	(1,502,110)	4,567,945
Net change in unrealized appreciation (depreciation)	(8,524,292)	(935,663)	(2,563,731)	(14,729,558)
Net increase (decrease) in net assets resulting from operations	(10,841,005)	1,184,149	(3,265,934)	(9,129,960)
Distributions to shareholders from:
Distributable earnings	(1,670,110)	(2,475,050)	(971,850)	(951,015)
Return of capital	—	—	(3,075)	—
Total distributions	(1,670,110)	(2,475,050)	(974,925)	(951,015)

Share transactions*:
Proceeds from sale of shares	—	13,099,656	1,379,038	976,221
Cost of shares redeemed	(817,849)	(5,051,376)	(3,800,241)	(13,670,320)
Increase (decrease) in net assets resulting from share transactions	(817,849)	8,048,280	(2,421,203)	(12,694,099)
Total increase (decrease) in net assets	(13,328,964)	6,757,379	(6,662,062)	(22,775,074)
Net Assets, beginning of year	59,189,014	52,431,635	31,886,817	54,661,891
Net Assets, end of year	$45,860,050	$59,189,014	$25,224,755	$31,886,817
*Shares of Common Stock Issued (no par value)
Shares sold	—	600,000	100,000	50,000
Shares redeemed	(50,000)	(250,000)	(200,000)	(650,000)
Net increase (decrease)	(50,000)	350,000	(100,000)	(600,000)

See Notes to Financial Statements

55

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	China Growth Leaders ETF		ChiNext ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

Operations:
Net investment income (loss)	$325,327	$209,347	$(56,012)	$(56,408)
Net realized gain (loss)	(3,901,398)	2,246,096	(3,640,884)	15,492,912
Increase from payment from Advisor (See Note 3)	22,940	—	—	19,569
Net change in unrealized appreciation (depreciation)	(4,272,366)	(7,717,109)	(9,389,260)	(11,688,824)
Net increase (decrease) in net assets resulting from operations	(7,825,497)	(5,261,666)	(13,086,156)	3,767,249
Distributions to shareholders from:
Distributable earnings	(345,000)	(1,404,410)	—	(3,198,624)
Return of capital	—	—	—	(601,386)
Total distributions	(345,000)	(1,404,410)	—	(3,800,010)

Share transactions*:
Cost of shares redeemed	(3,181,758)	(18,287,121)	(7,788,438)	(7,716,947)
Decrease in net assets resulting from share transactions	(3,181,758)	(18,287,121)	(7,788,438)	(7,716,947)
Total decrease in net assets	(11,352,255)	(24,953,197)	(20,874,594)	(7,749,708)
Net Assets, beginning of year	26,564,758	51,517,955	41,199,310	48,949,018
Net Assets, end of year	$15,212,503	$26,564,758	$20,324,716	$41,199,310
*Shares of Common Stock Issued (no par value)
Shares redeemed	(100,000)	(400,000)	(200,000)	(150,000)
Net decrease	(100,000)	(400,000)	(200,000)	(150,000)

See Notes to Financial Statements

56

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Digital India ETF	Egypt Index ETF
	Period Ended December 31, 2022 (a)	Year Ended December 31, 2022	Year Ended December 31, 2021

Operations:
Net investment income	$7,222	$492,176	$629,784
Net realized loss	(61,964)	(1,746,927)	(1,215,585)
Net change in unrealized appreciation (depreciation)	(357,607)	(4,003,163)	2,368,154
Net increase (decrease) in net assets resulting from operations	(412,349)	(5,257,914)	1,782,353
Distributions to shareholders from:
Distributable earnings	(13,500)	(300,031)	(565,063)

Share transactions*:
Proceeds from sale of shares	1,815,466	9,835,882	10,557,639
Cost of shares redeemed	—	(2,992,178)	(9,316,583)
Increase in net assets resulting from share transactions	1,815,466	6,843,704	1,241,056
Total increase in net assets	1,389,617	1,285,759	2,458,346
Net Assets, beginning of period	—	21,671,059	19,212,713
Net Assets, end of period	$1,389,617	$22,956,818	$21,671,059
*Shares of Common Stock Issued (no par value)
Shares sold	50,000	475,000	425,000
Shares redeemed	—	(150,000)	(375,000)
Net increase	50,000	325,000	50,000

(a)	For the period February 16, 2022 (commencement of operations) through December 31, 2022.

See Notes to Financial Statements

57

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	India Growth Leaders ETF (a)		Indonesia Index ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

Operations:
Net investment income	$925,759	$163,404	$1,257,707	$521,549
Net realized gain (loss)	1,561,588	14,403,481	(1,042,453)	(5,923,730)
Net change in unrealized appreciation (depreciation)	(19,324,974)	4,822,915	(4,318,333)	4,485,428
Net increase (decrease) in net assets resulting from operations	(16,837,627)	19,389,800	(4,103,079)	(916,753)
Distributions to shareholders from:
Distributable earnings	(875,052)	—	(1,200,040)	(570,015)

Share transactions*:
Proceeds from sale of shares	8,391,562	2,036,081	37,473,208	26,398,550
Cost of shares redeemed	(17,649,066)	(11,443,172)	(53,056,741)	(6,936,585)
Increase (decrease) in net assets resulting from share transactions	(9,257,504)	(9,407,091)	(15,583,533)	19,461,965
Total increase (decrease) in net assets	(26,970,183)	9,982,709	(20,886,652)	17,975,197
Net Assets, beginning of year	78,341,092	68,358,383	53,824,218	35,849,021
Net Assets, end of year	$51,370,909	$78,341,092	$32,937,566	$53,824,218
*Shares of Common Stock Issued (no par value)
Shares sold	250,000	50,000	1,800,000	1,300,000
Shares redeemed	(500,000)	(300,000)	(2,600,000)	(350,000)
Net increase (decrease)	(250,000)	(250,000)	(800,000)	950,000

(a)	Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

58

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Israel ETF		Vietnam ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

Operations:
Net investment income	$1,004,850	$463,888	$4,773,570	$3,102,974
Net realized gain (loss)	(2,180,753)	5,192,896	(56,186,826)	48,603,835
Net change in unrealized appreciation (depreciation)	(19,705,800)	1,978,244	(200,784,552)	56,165,880
Net increase (decrease) in net assets resulting from operations	(20,881,703)	7,635,028	(252,197,808)	107,872,689
Distributions to shareholders from:
Distributable earnings	(799,920)	(1,025,145)	(3,867,660)	(2,850,715)

Share transactions*:
Proceeds from sale of shares	1,155,251	5,887,632	130,365,153	41,690,264
Cost of shares redeemed	(1,016,637)	(7,100,586)	(51,914,363)	(13,317,449)
Increase (decrease) in net assets resulting from share transactions	138,614	(1,212,954)	78,450,790	28,372,815
Total increase (decrease) in net assets	(21,543,009)	5,396,929	(177,614,678)	133,394,789
Net Assets, beginning of year	80,464,138	75,067,209	590,684,215	457,289,426
Net Assets, end of year	$58,921,129	$80,464,138	$413,069,537	$590,684,215
*Shares of Common Stock Issued (no par value)
Shares sold	25,000	125,000	10,700,000	2,200,000
Shares redeemed	(25,000)	(150,000)	(3,200,000)	(650,000)
Net increase (decrease)	—	(25,000)	7,500,000	1,550,000

See Notes to Financial Statements

59

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Africa Index ETF
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$20.06	$20.17	$20.50	$20.08	$24.81
Net investment income (a)	0.60	0.53	0.52	1.09	0.57
Net realized and unrealized gain (loss) on investments	(4.27)	0.20 (b)	(0.05)	0.62	(4.96)
Total from investment operations	(3.67)	0.73	0.47	1.71	(4.39)
Distributions from:
Net investment income	(0.58)	(0.84)	(0.80)	(1.29)	(0.34)
Net asset value, end of year	$15.81	$20.06	$20.17	$20.50	$20.08
Total return (c)	(18.34)%	3.69%	2.29%	8.52%	(17.70)%

Ratios to average net assets
Gross expenses	0.98%	0.77%	0.92%	0.90%	0.91%
Net expenses	0.98%	0.77%	0.79%	0.79%	0.78%
Net expenses excluding interest and taxes	0.75%	0.77%	0.78%	0.78%	0.78%
Net investment income	3.29%	2.50%	3.00%	5.13%	2.44%
Supplemental data
Net assets, end of year (in millions)	$46	$59	$52	$50	$55
Portfolio turnover rate (d)	33%	37%	37%	46%	23%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

60

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Brazil Small-Cap ETF
	Year Ended December 31,
	2022		2021		2020	2019		2018

Net asset value, beginning of year	$16.35		$21.44		$27.50	$20.09		$23.33
Net investment income (a)	0.44		0.48		0.33	0.58		0.68
Net realized and unrealized gain (loss) on investments	(2.59)		(5.08)		(6.04)	7.42		(3.34)
Payment from Adviser	—		—		—	0.11	(b)	—
Total from investment operations	(2.15)		(4.60)		(5.71)	8.11		(2.66)
Distributions from:
Net investment income	(0.56)		(0.49)		(0.35)	(0.70)		(0.58)
Return of capital	—	(c)	—		—	—		—
Total distributions	(0.56)		(0.49)		(0.35)	(0.77)		(0.58)
Net asset value, end of year	$13.64		$16.35		$21.44	$27.50		$20.09
Total return (d)	(13.30)%		(21.38)%		(20.75)%	40.81	%(b)	(11.66)%

Ratios to average net assets
Gross expenses	0.83	%(e)	0.84	%(e)	0.84%	0.73%		0.73%
Net expenses	0.59	%(e)	0.59	%(e)	0.60%	0.63%		0.60%
Net expenses excluding interest and taxes	0.59	%(e)	0.59	%(e)	0.59%	0.59%		0.59%
Net investment income	2.71	%(e)	2.32	%(e)	1.73%	2.52%		3.25%
Supplemental data
Net assets, end of year (in millions)	$25		$32		$55	$98		$88
Portfolio turnover rate (f)	42%		56%		31%	38%		45%

(a)	Calculated based upon average shares outstanding
(b)	For the year ended December 31, 2019, 0.55% of total return, representing $0.11 per share, consisted of a payment from the Adviser (See Note 3).
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

61

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	China Growth Leaders ETF
	Year Ended December 31,
	2022		2021	2020		2019	2018

Net asset value, beginning of year	$37.95		$46.83	$42.14		$31.58	$48.37
Net investment income (a)	0.52		0.26	0.38		0.63	0.41
Net realized and unrealized gain (loss) on investments	(12.58)		(7.13)	10.29		10.55	(14.35)
Payment from Adviser	0.04	(b)	—	0.05	(c)	—	—
Total from investment operations	(12.02)		(6.87)	10.72		11.18	(13.94)
Distributions from:
Net investment income	(0.58)		(0.36)	(0.07)		(0.62)	(0.31)
Net realized capital gains	—		(1.65)	(5.96)		—	(2.54)
Total distributions	(0.58)		(2.01)	(6.03)		(0.62)	(2.85)
Net asset value, end of year	$25.35		$37.95	$46.83		$42.14	$31.58
Total return (d)	(31.65	)%(b)	(14.67)%	25.95	%(c)	35.40%	(28.79)%

Ratios to average net assets
Gross expenses	1.16%		1.40%	1.27%		1.07%	1.17%
Net expenses	0.60%		0.60%	0.60%		0.61%	0.85%
Net expenses excluding interest and taxes (e)	0.60%		0.60%	0.60%		0.61%	0.72%
Net investment income	1.77%		0.57%	0.90%		1.60%	0.95%
Supplemental data
Net assets, end of year (in millions)	$15		$27	$52		$67	$54
Portfolio turnover rate (f)	73%		59%	199%		42%	34%

(a)	Calculated based upon average shares outstanding
(b)	For the year ended December 31, 2022, 0.11% of total return, representing $0.04 per share, consisted of a payment from the Adviser (See Note 3).
(c)	For the year ended December 31, 2020, 0.12% of total return, representing $0.05 per share, consisted of a payment from the Adviser (See Note 3).
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Effective January 10, 2019, the Fund includes interest expense in the calculation of the expense limitation. The ratio only excludes interest expense accrued prior to January 10, 2019 and not waived under the expense limit agreement.
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

62

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	ChiNext ETF
	Year Ended December 31,
	2022	2021		2020		2019	2018

Net asset value, beginning of year	$48.47	$48.95		$29.81		$20.97	$34.79
Net investment income (loss) (a)	(0.08)	(0.06)		0.03		0.10	0.03
Net realized and unrealized gain (loss) on investments	(17.12)	4.03		19.09		8.88	(13.85)
Payment from Adviser	—	0.02	(b)	0.02	(c)	—	—
Total from investment operations	(17.20)	3.99		19.14		8.98	(13.82)
Distributions from:
Net investment income	—	—		—	(d)	(0.14)	—
Net realized capital gains	—	(3.74)		—		—	—
Return of capital	—	(0.73)		—		—	—
Total distributions	—	(4.47)		—		(0.14)	—
Net asset value, end of year	$31.27	$48.47		$48.95		$29.81	$20.97
Total return (e)	(35.49)%	8.21	%(b)	64.23	%(c)	42.80%	(39.72)%

Ratios to average net assets
Gross expenses	1.25%	0.89%		1.15%		1.08%	1.33%
Net expenses	0.65%	0.65%		0.65%		0.65%	0.82%
Net expenses excluding interest and taxes (f)	0.65%	0.65%		0.65%		0.65%	0.78%
Net investment income (loss)	(0.22)%	(0.12)%		0.07%		0.39%	0.09%
Supplemental data
Net assets, end of year (in millions)	$20	$41		$49		$30	$16
Portfolio turnover rate (g)	10%	59%		96%		43%	36%

(a)	Calculated based upon average shares outstanding
(b)	For the year ended December 31, 2021, 0.04% of total return, representing $0.02 per share, consisted of a payment from the Adviser (See Note 3).
(c)	For the year ended December 31, 2020, 0.07% of total return, representing $0.02 per share, consisted of a payment from the Adviser (See Note 3).
(d)	Amount represents less than $0.005 per share.
(e)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(f)	Effective January 10, 2019, the Fund includes interest expense in the calculation of the expense limitation. The ratio only excludes interest expense accrued prior to January 10, 2019 and not waived under the expense limit agreement.
(g)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

63

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Digital India ETF

	Period Ended December 31, 2022(a)

Net asset value, beginning of period	$36.25
Net investment income (b)	0.14
Net realized and unrealized loss on investments	(8.33)
Total from investment operations	(8.19)
Distributions from:
Net investment income	(0.27)
Net asset value, end of period	$27.79
Total return (c)	(22.56	)%(d)

Ratios to average net assets
Expenses	0.76	%(e)
Expenses excluding interest	0.75	%(e)
Net investment income	0.53	%(e)
Supplemental data
Net assets, end of period (in millions)	$1
Portfolio turnover rate (f)	22	%(d)

(a)	For the period February 16, 2022 (commencement of operations) through December 31, 2022.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

64

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Egypt Index ETF
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$27.09	$25.62	$29.20	$28.28	$32.89
Net investment income (a)	0.61	0.75	0.61	0.59	0.60
Net realized and unrealized gain (loss) on investments	(7.02)	1.38	(3.56)	0.93 (b)	(4.73)
Total from investment operations	(6.41)	2.13	(2.95)	1.52	(4.13)
Distributions from:
Net investment income	(0.27)	(0.66)	(0.63)	(0.60)	(0.48)
Net asset value, end of year	$20.41	$27.09	$25.62	$29.20	$28.28
Total return (c)	(23.67)%	8.36%	(10.09)%	5.42%	(12.56)%

Ratios to average net assets
Gross expenses	1.35%	1.10%	1.11%	1.11%	1.19%
Net expenses	1.24%	1.02%	0.98%	1.01%	0.98%
Net expenses excluding interest and taxes	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	2.92%	2.92%	2.43%	1.88%	1.73%
Supplemental data
Net assets, end of year (in millions)	$23	$22	$19	$31	$33
Portfolio turnover rate (d)	66%	73%	27%	76%	41%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

65

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	India Growth Leaders ETF(a)
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$42.93	$32.94	$32.76	$42.36	$68.40
Net investment income (loss) (b)	0.59	0.08	0.15	0.50	(0.02)
Net realized and unrealized gain (loss) on investments	(10.34)	9.91	0.11 (c)	(9.68)	(25.97)
Total from investment operations	(9.75)	9.99	0.26	(9.18)	(25.99)
Distributions from:
Net investment income	(0.56)	—	(0.08)	(0.42)	(0.05)
Net asset value, end of year	$32.62	$42.93	$32.94	$32.76	$42.36
Total return (d)	(22.67)%	30.30%	0.80%	(21.65)%	(38.00)%

Ratios to average net assets
Gross expenses	0.80%	1.00%	1.24%	0.86%	0.83%
Net expenses	0.80%	0.90%	1.05%	0.86%	0.83%
Net expenses excluding interest and taxes	0.73%	0.83%	0.85%	0.83%	0.80%
Net investment income (loss)	1.64%	0.22%	0.55%	1.35%	(0.03)%
Supplemental data
Net assets, end of year (in millions)	$51	$78	$68	$122	$187
Portfolio turnover rate (e)	102%	67%	133%	51%	39%

(a)	Consolidated Financial Highlights
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

66

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Indonesia Index ETF
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$19.93	$20.49	$22.68	$21.85	$24.75
Net investment income (a)	0.45	0.27	0.36	0.40	0.36
Net realized and unrealized gain (loss) on investments	(2.41)	(0.61)	(2.21)	0.90	(2.78)
Total from investment operations	(1.96)	(0.34)	(1.85)	1.30	(2.42)
Distributions from:
Net investment income	(0.63)	(0.22)	(0.34)	(0.47)	(0.48)
Net asset value, end of year	$17.34	$19.93	$20.49	$22.68	$21.85
Total return (b)	(9.88)%	(1.65)%	(8.20)%	5.97%	(9.79)%

Ratios to average net assets
Gross expenses	0.67%	0.82%	0.97%	0.80%	0.75%
Net expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income	2.24%	1.38%	2.03%	1.78%	1.61%
Supplemental data
Net assets, end of year (in millions)	$33	$54	$36	$41	$45
Portfolio turnover rate (c)	25%	36%	13%	10%	14%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

67

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Israel ETF
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$48.77	$44.82	$35.03	$28.05	$30.37
Net investment income (a)	0.61	0.27	0.08	0.19	0.27
Net realized and unrealized gain (loss) on investments	(13.19)	4.30	9.79	7.27	(2.38)
Total from investment operations	(12.58)	4.57	9.87	7.46	(2.11)
Distributions from:
Net investment income	(0.48)	(0.62)	(0.08)	(0.48)	(0.21)
Net asset value, end of year	$35.71	$48.77	$44.82	$35.03	$28.05
Total return (b)	(25.79)%	10.20%	28.14%	26.64%	(6.94)%

Ratios to average net assets
Gross expenses	0.64%	0.71%	0.80%	0.94%	1.02%
Net expenses	0.59%	0.59%	0.60%	0.62%	0.60%
Net expenses excluding interest and taxes	0.59%	0.59%	0.59%	0.59%	0.59%
Net investment income	1.48%	0.57%	0.24%	0.60%	0.85%
Supplemental data
Net assets, end of year (in millions)	$59	$80	$75	$58	$46
Portfolio turnover rate (c)	12%	32%	22%	14%	23%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

68

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Vietnam ETF
	Year Ended December 31,
	2022		2021		2020	2019	2018

Net asset value, beginning of year	$21.36		$17.52		$16.05	$14.84	$17.45
Net investment income (a)	0.18		0.11		0.08	0.14	0.17
Net realized and unrealized gain (loss) on investments	(9.68)		3.83		1.46	1.19	(2.66)
Total from investment operations	(9.50)		3.94		1.54	1.33	(2.49)
Distributions from:
Net investment income	(0.11)		(0.10)		(0.06)	(0.12)	(0.12)
Return of capital	—		—		(0.01)	—	—
Total distributions	(0.11)		(0.10)		(0.07)	(0.12)	(0.12)
Net asset value, end of year	$11.75		$21.36		$17.52	$16.05	$14.84
Total return (b)	(44.47)%		22.52%		9.72%	8.86%	(14.15)%

Ratios to average net assets
Expenses	0.66	%(c)	0.59	%(c)	0.61%	0.66%	0.68%
Expenses excluding interest and taxes	0.60	%(c)	0.58	%(c)	0.60%	0.63%	0.64%
Net investment income	1.13	%(c)	0.58	%(c)	0.55%	0.89%	0.98%
Supplemental data
Net assets, end of year (in millions)	$413		$591		$457	$443	$318
Portfolio turnover rate (d)	57%		57%		33%	33%	49%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

69

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

Africa Index ETF	Diversified
Brazil Small-Cap ETF	Diversified
China Growth Leaders ETF	Diversified
ChiNext ETF	Diversified
Digital India ETF	Non-Diversified
Egypt Index ETF	Non-Diversified
India Growth Leaders ETF	Diversified
Indonesia Index ETF	Non-Diversified
Israel ETF	Non-Diversified
Vietnam ETF	Non-Diversified

Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index which are listed in the table below.

Fund	Index

Africa Index ETF	MVIS® GDP Africa Index
Brazil Small-Cap ETF	MVIS® Brazil Small-Cap Index
China Growth Leaders ETF	MarketGrader China All-Cap Growth Leaders Index
ChiNext ETF	ChiNext Index
Digital India ETF	MVIS® Digital India Index
Egypt Index ETF	MVIS® Egypt Index
India Growth Leaders ETF	MarketGrader India All-Cap Growth Leaders Index
Indonesia Index ETF	MVIS® Indonesia Index
Israel ETF	Bluestar Israel Global Index®
Vietnam ETF	MVIS® Vietnam Index

Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in approximately the same weighting as their index. China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to China Growth Leaders ETF and ChiNext ETF. China Growth Leaders ETF and ChiNext ETF seek to achieve their investment objectives by primarily investing directly in A-shares through the Hong Kong-Shanghai Stock Connect program and via the A-share quota granted to the Sub-Adviser. India Growth Leaders ETF makes its investments through MV SCIF Mauritius (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price.
70

Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered as Level 1 in the fair value hierarchy. The Board of Trustees (“Trustees”) has designated Van Eck Associates Corporation (the “Adviser”) as valuation designee under Rule 2a-5 to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements of Rule 2a-5. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and acts as an investment vehicle for the India Growth Leaders ETF (the “Fund”) in order to effect
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(continued)

certain investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the Fund include the financial results of its wholly owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D.	Distributions to Shareholders— Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation— Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Offsetting Assets and Liabilities— In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at December 31, 2022 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

H.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
72

At December 31, 2022, ChiNext ETF included $21,439 in cash, at value on the Statements of Assets and Liabilities, which represents foreign investor minimum settlement reserve funds required by China Securities Depository and Clearing Corporation Limited.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2023, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the expense limitations for the Funds listed in the table below. Effective January 10, 2019, China Growth Leaders ETF and ChiNext ETF no longer exclude interest expense from their expense limitations. Refer to the Statements of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2022.

The management fee rates and expense limitations for the year ended December 31, 2022, are as follows:

Fund	Management Fees	Expense Limitations
Africa Index ETF	0.50%	0.78%
Brazil Small-Cap ETF	0.50	0.59
China Growth Leaders ETF	0.50	0.60
ChiNext ETF	0.50	0.65
Egypt Index ETF	0.50	0.94
India Growth Leaders ETF	0.50	0.75
Indonesia Index ETF	0.50	0.57
Israel ETF	0.50	0.59
Vietnam ETF	0.50	0.76

Digital India ETF utilizes a unitary management fee structure where the Adviser will pay all Fund expenses, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses.

Fund	Unitary Management Fee Rate
Digital India ETF	0.75%

During the year ended December 31, 2019, the Adviser reimbursed the Brazil Small-Cap ETF $372,975 for an investment loss. The per share and total return impact to the Fund is reflected in the Financial Highlights.

During the year ended December 31, 2020, the Adviser reimbursed the China Growth Leaders ETF and ChiNext ETF $57,732 and $17,518, respectively, for transactional losses. The per share and total return impacts to the Funds are reflected in the Financial Highlights.

During the year ended December 31, 2021, the Adviser reimbursed the ChiNext ETF $19,569 for an investment loss. This reimbursement is reflected in the Statements of Changes in Net Assets as a net increase from payment from Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights.

During the year ended December 31, 2022, the Adviser reimbursed the China Growth Leaders ETF $22,940 for an operational error. This reimbursement is reflected in the Statements of Operations and Statements of Changes in Net Assets as a net increase from payment from Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

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NOTES TO FINANCIAL STATEMENTS

(continued)

Note 4—Capital Share Transactions—As of December 31, 2022, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of a designated portfolio of securities (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended December 31, 2022, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Africa Index ETF	$17,552,003	$18,721,334	$—	$560,535
Brazil Small-Cap ETF	12,633,631	14,779,375	226,352	531,094
China Growth Leaders ETF	13,541,101	15,872,277	—	882,020
ChiNext ETF	2,626,842	10,497,025	—	—
Digital India ETF	1,654,965	335,259	496,307	—
Egypt Index ETF	17,316,308	11,158,482	1,690,411	547,617
India Growth Leaders ETF	58,300,644	67,436,446	417,720	875,289
Indonesia Index ETF	13,964,044	14,064,512	37,475,469	53,028,444
Israel ETF	8,560,912	8,172,842	1,155,545	1,016,499
Vietnam ETF	321,158,198	246,770,040	5,324,691	1,049,085

Note 6—Income Taxes—As of December 31, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	$46,252,934	$6,763,966	$(6,170,681)	$593,285
Brazil Small-Cap ETF	39,375,018	176,653	(12,990,661)	(12,814,008)
China Growth Leaders ETF	16,992,220	1,902,708	(3,695,482)	(1,792,774)
ChiNext ETF	17,967,101	6,777,978	(4,398,472)	2,379,506
Digital India ETF	1,748,364	14,339	(372,474)	(358,135)
Egypt Index ETF	26,063,511	1,864,399	(4,956,673)	(3,092,274)
India Growth Leaders ETF	48,167,280	7,988,308	(4,836,317)	3,151,991
Indonesia Index ETF	44,004,510	1,603,724	(12,507,675)	(10,903,951)
Israel ETF	52,759,742	17,832,411	(10,659,082)	7,173,329
Vietnam ETF	445,969,342	62,814,374	(97,805,218)	(34,990,844)

At December 31, 2022, the components of total distributable earnings (losses) on a tax basis, for each Fund, were as follows:

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Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Qualified Late-Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Africa Index ETF	$–	$(70,215,623)	$(8,094)	$(12,262)	$(185,419)	$(70,421,398)
Brazil Small-Cap ETF	–	(157,030,770)	(11,998)	(33,084)	(12,810,855)	(169,886,707)
China Growth Leaders ETF	–	(3,763,883)	(157)	(5,349)	(1,792,414)	(5,561,803)
ChiNext ETF	–	(3,568,859)	(23,800)	(1,183)	2,378,460	(1,215,382)
Digital India ETF	–	(67,649)	(66)	–	(358,135)	(425,850)
Egypt Index ETF	288,392	(37,774,647)	–	(5,417)	(3,099,796)	(40,591,468)
India Growth Leaders ETF	–	(81,296,051)	(11,402)	(13,969)	3,151,127	(78,170,295)
Indonesia Index ETF	75,920	(118,516,416)	–	(27,694)	(10,904,099)	(129,372,289)
Israel ETF	481,536	(9,705,588)	–	(4,310)	7,173,329	(2,055,033)
Vietnam ETF	5,603,903	(328,368,401)	–	(49,255)	(34,984,822)	(357,798,575)

*Qualified late year losses incurred after October 31, 2022 are deemed to arise on January 1, 2023.

The tax character of dividends paid to shareholders was as follows:

	December 31, 2022		December 31, 2021
Fund	Ordinary Income*	Return of Capital	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Africa Index ETF	$1,670,110	$–	$2,475,050	$–	$–
Brazil Small-Cap ETF	971,850	3,075	951,015	–	–
China Growth Leaders ETF	345,000	–	751,240	653,170	–
ChiNext ETF	–	–	–	3,198,624	601,386
Digital India ETF	13,500	–	–	–	–
Egypt Index ETF	300,031	–	565,063	–	–
India Growth Leaders ETF	875,052	–	–	–	–
Indonesia Index ETF	1,200,040	–	570,015	–	–
Israel ETF	799,920	–	1,025,145	–	–
Vietnam ETF	3,867,660	–	2,850,715	–	–

*	Includes short-term capital gains (if any).

At December 31, 2022, the Funds had capital loss carryforwards available to offset future capital gains, as follows:”

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Africa Index ETF	$(12,547,079)	$(57,668,544)	$(70,215,623)
Brazil Small-Cap ETF	(21,976,616)	(135,054,154)	(157,030,770)
China Growth Leaders ETF	(2,569,318)	(1,194,565)	(3,763,883)
ChiNext ETF	(3,379,373)	(189,486)	(3,568,859)
Digital India ETF	(67,649)	–	(67,649)
Egypt Index ETF	(14,077,698)	(23,696,949)	(37,774,647)
India Growth Leaders ETF	(15,686,824)	(65,609,227)	(81,296,051)
Indonesia Index ETF	(39,262,199)	(79,254,217)	(118,516,416)
Israel ETF	(2,029,019)	(7,676,569)	(9,705,588)
Vietnam ETF	(108,199,071)	(220,169,330)	(328,368,401)

During the year ended December 31, 2022, India Growth Leaders ETF utilized $1,793,784 of its capital loss carryovers available from prior years.

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NOTES TO FINANCIAL STATEMENTS

(continued)

During the year ended December 31, 2022, as a result of permanent book to tax differences, primarily due to earnings attributable to the redemption of shares, tax net operating losses and the tax treatment of gains/ losses from securities redeemed in-kind, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Africa Index ETF	$(160,115)	$160,115
Brazil Small-Cap ETF	(39,284)	39,284
China Growth Leaders ETF	182,450	(182,450)
ChiNext ETF	99,125	(99,125)
Egypt Index ETF	(31,482)	31,482
India Growth Leaders ETF	(485,407)	485,407
Indonesia Index ETF	(4,337,974)	4,337,974
Israel ETF	(448,875)	448,875
Vietnam ETF	(321,025)	321,025

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or penalties.

Investments in China: Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the China Growth Leaders ETF and ChiNext ETF (the “Funds”). China generally imposes withholding income tax (“WHT”) at a rate of 10% on dividends derived by non-PRC resident enterprises (including a Qualified Foreign Institutional Investor (“QFII”) and a Renminbi Qualified Foreign Institutional Investor (“RQFII”)) from issuers resident in China. China imposes WHT at a rate of 10% on capital gains derived by non-PRC resident enterprises from the disposal in shares of PRC enterprises. Effective November 17, 2014, investments through the Hong Kong-Shanghai Stock Connect program, QFIIs and RQFIIs, which includes these Funds, were exempted temporarily from WHT with respect to gains derived from the trading of equity investments (including A-shares). However, uncertainties remain regarding the taxation of capital gains in China. PRC rules for taxation of RQFIIs (and QFIIs) and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or PRC MOF to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of capital gains derived by QFIIs, RQFIIs and other nonresident investors WHT on gains from such investments the Funds could be subject to additional tax liabilities.

Investments in India: As a result of renegotiation of the India Mauritius Tax treaty, India commenced taxation on capital gains arising from disposition of shares acquired on or after April 1, 2017 in a company resident in India, with shares acquired on or before March 31, 2017 being grandfathered as exempt from capital gains taxation subject to treaty relief. India currently assesses a capital gains tax on shares sold on the exchange of 15% on short term capital gains and 10% on long term capital gains (plus applicable surcharge

76

and cess). Further, long-term capital gains on certain shares that were held as of January 31, 2018, may be eligible for a step up in cost basis which may reduce realized taxable gains. Existing Indian capital loss carryforwards may be utilized to offset capital gains realized on securities sold.

Note 7—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss. There may be limitations or delays in the convertibility or repatriation of certain African currencies, which would adversely affect the U.S. dollar value and/or liquidity of a Fund’s investments denominated in such African currencies. This may impair a Fund’s ability to achieve its investment objective and/or may impede a Fund’s ability to satisfy redemption requests in timely manner.

Should the Chinese government impose restrictions on the ability of China Growth Leaders ETF and ChiNext ETF to repatriate funds associated with direct investment in A-Shares, the Funds may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended, and the Funds may therefore be subject to Fund-level U.S. federal taxes.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which a Trustee can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds of the Trust as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities. Digital India ETF commenced operations with a unitary management fee and therefore bears no costs or liabilities relative to the Plan.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while

77

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NOTES TO FINANCIAL STATEMENTS

(continued)

receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2022 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of December 31, 2022:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Africa Index ETF	$3,236,707	$1,102,056	$2,287,585	$3,389,641
Brazil Small-Cap ETF	1,864,249	1,315,000	680,940	1,995,940
China Growth Leaders ETF	101,895	8	108,138	108,146
Indonesia Index ETF	1,005,397	214,156	834,979	1,049,135
Israel ETF	6,492,363	1,025,144	5,648,169	6,673,313
Vietnam ETF	3,862,078	–	4,081,681	4,081,681

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2022:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Africa Index ETF	$1,102,056
Brazil Small-Cap ETF	1,315,000
China Growth Leaders ETF	8
Indonesia Index ETF	214,156
Israel ETF	1,025,144

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2022, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Africa Index ETF	359	$2,150,642	3.03%
Brazil Small-Cap ETF	36	145,352	2.17
China Growth Leaders ETF	192	936,797	1.99
ChiNext ETF	341	653,230	2.97
Egypt Index ETF	354	1,492,969	3.03
India Growth Leaders ETF	210	604,181	2.81
78

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Indonesia Index ETF	29	255,067	1.97
Israel ETF	27	216,322	4.40
Vietnam ETF	280	3,646,561	2.60

Outstanding loan balances as of December 31, 2022, if any, are reflected in the Statements of Assets and Liabilities.

79

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of each of the ten funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (the consolidated statement of assets and liabilities, including the consolidated schedule of investments, for VanEck India Growth Leaders ETF) of each of the funds indicated in the table below (ten of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Funds

VanEck Africa Index ETF (1)	VanEck Egypt Index ETF (1)
VanEck Brazil Small-Cap ETF	VanEck India Growth Leaders ETF (3)
VanEck China Growth Leaders ETF (1)	VanEck Indonesia Index ETF (1)
VanEck ChiNext ETF (1)	VanEck Israel ETF (1)
VanEck Digital India ETF (2)	VanEck Vietnam ETF (1)

(1) Statement of operations, statement of changes in net assets and financial highlights for the year ended December 31, 2022

(2) Statement of operations, statement of changes in net assets and financial highlights for the period February 16, 2022 (commencement of operations) through December 31, 2022

(3) Consolidated statement of operations, consolidated statement of changes in net assets and consolidated financial highlights for the year ended December 31, 2022

The financial statements of the Funds (other than VanEck India Growth Leaders ETF) as of and for the year or period ended December 31, 2021, and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 28, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of VanEck India Growth Leaders ETF as of and for the year ended December 31, 2021, and the financial highlights for each of the years ended on or prior to December 31, 2021 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 10, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

80

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2023

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

81

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2022:

Fund	Ordinary Income Amount Paid Per Share	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividend Received Deduction for Corporations*	Foreign Source Income*	Foreign Taxes Paid Per Share**
Africa Index ETF	$0.5759	68.27%	–%	100.00%	$0.0912
Brazil Small-Cap ETF	0.5553	2.48	–	91.20	0.0313
China Growth Leaders ETF	0.5750	97.65	–	93.10	0.0565
Digital India ETF	0.2700	100.00	–	77.47	0.0824
Egypt Index ETF	0.2667	100.00	–	88.10	0.0305
India Growth Leaders ETF	0.5556	100.00	–	100.00	0.2287
Indonesia Index ETF	0.6316	100.00	–	99.13	0.1800
Israel ETF	0.4848	97.93	0.35	83.96	0.2239
Vietnam ETF	0.1140	9.67	–	73.67	0.0127

Fund	Return of Capital Per Share***
Brazil Small-Cap ETF	$0.0018

* Expressed as a percentage of the cash distribution grossed up for foreign taxes.

** The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

*** A return of capital is not considered taxable income to shareholders. The portion of a distribution which is a dividend is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income, but instead should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid.

Please consult your tax advisor for proper treatment of this information.

82

VANECK ETFs

BOARD OF TRUSTEES AND OFFICERS

December 31, 2022 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee Chairperson	Since 2006 2008 to 2022	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	69	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	69	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	81	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	69	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	81	Director, Food and Friends, Inc., 2013 to present.
Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	81	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
83

VANECK ETFs

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP; Assistant General Counsel, Fred Alger Management, Inc.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
84

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
85

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	INTLAR

ANNUAL REPORT December 31, 2022

CLO ETF	CLOI

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2022.

VANECK CLO ETF

PRESIDENT’S LETTER

December 31, 2022 (unaudited)

Dear Fellow Shareholders:

Back in July 2022, I said that Market Volatility Has One Final Act1. I think we’re still going through that final phase of U.S. Federal Reserve (“Fed”) tightening, and we don’t yet know the full impact on corporate profits or the real economy. But, unlike when this cycle started, long-term investors shouldn’t be hiding in cash. Instead, adjust your bond-stock mix. But bond prices have dropped significantly, and so, as you will see at the end of the letter, we are bullish bonds.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets. If we’re in the last, third act of the play, the third act may last a very long time.

There are three things investors are facing, none of which is particularly positive for financial assets.

1.      Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but declined dramatically in 2022, to low levels. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—one estimate indicates $330B net out by the end of last November. The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

Commodity prices and the Consumer Price Index (“CPI”) receive much focus, but I think what the Fed is really fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. I think the Fed knows it can’t control oil prices or supply chain directly, but it wants to manage this wage inflation psychology.

Services typically don’t reflect the price of commodities and, in 2022, we saw services inflation increase significantly. That’s not slowing down, and this is a battle the Fed is fighting that I think will last for an extended period of time.

2.      Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase this year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation, so we’re unlikely to see another big stimulus spending bill regardless of who controls government.

3.      Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, U.S. and

China have been the two main pillars of global growth. While China has loosened its Draconian domestic COVID-19 restrictions, and I think there will be a growth surge, the growth may be more domestic and consumer-led, which may not stimulate global growth as much as it has in recent decades.

The range in China growth estimates is from low (1% to 3%) to “high” (4% to 5%). In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this is currently our favorite asset class to buy. (See What to Buy? Bonds. When? Now2.) Because of higher interest rates, bonds

3

VANECK CLO ETF

PRESIDENT’S LETTER

(unaudited) (continued)

can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the Fund for the twelve month period ended December 31, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

January 19, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	Market Volatility Has One Final Act, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-market-volatility-has-one-final-act/.

[2]	What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.
4

VANECK CLO ETF

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Collateralized loan obligations (“CLOs”) are securitized, actively managed portfolios of leveraged loans. Because of the subordination and other built-in risk protections they provide, CLOs allow investors to gain investment grade credit exposure with a yield pickup versus similarly rated bonds and loans. The CLO market has grown significantly over the past twenty years and is now valued at over $1 trillion globally.

The VanEck CLO ETF, a newly organized ETF, returned 3.26% between its inception on June 21, 2022 and December 31, 2022. The Fund invests primarily in investment grade CLOs and is actively managed by PineBridge Investments, the Fund’s sub-adviser. During this period, the Fund outperformed the J.P. Morgan CLO Index by 0.57%. Outperformance was driven by security selection, particularly within AA and BBB rated CLOs. In addition, allocation among rating buckets also generated outperformance. In particular, the portfolio became more conservative in late summer amid volatility in the loan and CLO markets.

5

VANECK CLO ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	JCLOAGTR[1]
Life*	3.55%	3.26%	2.69%

*	Inception of Fund: 6/21/22; First Day of Secondary Market Trading: 6/22/22.

[1]	J.P. Morgan Collateralized Loan Obligation Index (CLOIE) (JCLOAGTR) is comprised of US dollar denominated broadly syndicated arbitrage CLOs.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 7 for more information.

6

VANECK CLO ETF

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of the Fund did not trade in the secondary market until after the Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

7

VANECK CLO ETF

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 to December 31, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2022 - December 31, 2022(a)
Actual	$1,000.00	$1,031.80	0.40%	$2.05
Hypothetical(b)	$1,000.00	$1,023.19	0.40%	$2.04

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
8

VANECK CLO ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Par (000’s	)	Value
COLLATERALIZED LOAN OBLIGATIONS: 98.5%
Ares LXI CLO Ltd. 144A 5.89% (ICE LIBOR USD 3 Month+1.65%), 10/20/34	$2,500		$2,405,219
Bain Capital Credit CLO 2021-4 Ltd. 144A 5.89% (ICE LIBOR USD 3 Month+1.65%), 10/20/34	1,750		1,676,766
Barings Clo Ltd. 2022-II 144A 4.28% (Term SOFR USD 3 Month+1.80%), 07/15/35	1,250		1,231,951
Cedar Funding VIII Clo Ltd. 144A 5.73% (ICE LIBOR USD 3 Month+1.65%), 10/17/34	1,750		1,669,635
CIFC Funding 2014-III Ltd. 144A 5.77% (ICE LIBOR USD 3 Month+1.45%), 10/22/31	1,250		1,213,579
Dryden 109 CLO Ltd. 144A 5.96% (Term SOFR USD 3 Month+2.00%), 04/20/35	1,250		1,197,396
Dryden 45 Senior Loan Fund 144A 5.48% (ICE LIBOR USD 3 Month+1.40%), 10/15/30	1,250		1,212,765
Dryden 80 CLO Ltd. 144A 5.61% (Term SOFR USD 3 Month+1.75%), 01/17/33	1,250		1,202,870
6.01% (Term SOFR USD 3 Month+2.15%), 01/17/33	1,250		1,189,271
Dryden 93 CLO Ltd. 144A
	Par (000’s	)	Value
COLLATERALIZED LOAN OBLIGATIONS: 98.5% (continued)
5.68% (ICE LIBOR USD 3 Month+1.60%), 01/15/34	$1,750		$1,686,384
Elmwood CLO 15 Ltd. 144A 5.38% (Term SOFR USD 3 Month+1.34%), 04/22/35	1,250		1,225,334
GoldenTree Loan Opportunities IX Ltd. 144A 5.71% (ICE LIBOR USD 3 Month+1.30%), 10/29/29	1,250		1,222,426
Gulf Stream Meridian 1 Ltd. 144A 5.45% (ICE LIBOR USD 3 Month+1.37%), 04/15/33	1,250		1,225,694
Gulf Stream Meridian 4 Ltd. 144A 5.28% (ICE LIBOR USD 3 Month+1.20%), 07/15/34	1,250		1,222,329
Myers Park CLO Ltd. 144A 5.64% (ICE LIBOR USD 3 Month+1.40%), 10/20/30	1,250		1,210,658
OCP CLO 2020-19 Ltd. 144A 5.94% (ICE LIBOR USD 3 Month+1.70%), 10/20/34	1,750		1,676,164
OCP CLO 2021-22 Ltd. 144A 5.42% (ICE LIBOR USD 3 Month+1.18%), 12/02/34	1,250		1,217,328
Signal Peak CLO 10 Ltd. 144A 6.33% (ICE LIBOR USD 3 Month+2.05%), 07/21/34	1,250		1,179,371
			24,865,140
Total Collateralized Loan Obligations (Cost: $24,603,050)			24,865,140

Total Investments: 98.5% (Cost: $24,603,050)			24,865,140
Other assets less liabilities: 1.5%			377,129
NET ASSETS: 100.0%			$25,242,269

Definitions:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Footnotes:

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $24,865,140, or 98.5% of net assets.

Summary of Investments by Sector	% of Investments	Value
Financials	100.0%	$24,865,140

See Notes to Financial Statements

9

VANECK CLO ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Collateralized Loan Obligations	$—	$24,865,140	$—	$24,865,140

See Notes to Financial Statements

10

VANECK CLO ETF

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Assets:
Investments, at value
Unaffiliated issuers (1)	$24,865,140
Cash	77,646
Receivables:
Interest	308,038
Total assets	25,250,824

Liabilities:
Payables:
Due to Adviser	8,555
Total liabilities	8,555
NET ASSETS	$25,242,269
Shares outstanding	500,000
Net asset value, redemption and offering price per share	$50.48

Net Assets consist of:
Aggregate paid in capital	$25,000,000
Total distributable earnings (loss)	242,269
NET ASSETS	$25,242,269
(1) Cost of investments - Unaffiliated issuers	$24,603,050

See Notes to Financial Statements

11

VANECK CLO ETF

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2022 (a)

Income:
Interest	$639,973
Total income	639,973
Expenses:
Management fees	53,044
Total expenses	53,044
Net investment income	586,929
Net realized loss on:
Investments	(42,600)
Net realized loss	(42,600)
Net change in unrealized appreciation (depreciation) on:
Investments	262,090
Net change in unrealized appreciation (depreciation)	262,090
Net Increase in Net Assets Resulting from Operations	$806,419

(a)	For the period June 22, 2022 (commencement of operations) through December 31, 2022.

See Notes to Financial Statements

12

VANECK CLO ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 31, 2022 (a)
Operations:
Net investment income	$586,929
Net realized loss	(42,600)
Net change in unrealized appreciation (depreciation)	262,090

Net increase in net assets resulting from operations	806,419
Distributions to shareholders from:
Distributable earnings	(564,150)

Share transactions*:
Proceeds from sale of shares	25,000,000

Increase in net assets resulting from share transactions	25,000,000

Total increase in net assets	25,242,269
Net Assets, beginning of period	—
Net Assets, end of period	$25,242,269
* Shares of Common Stock Issued (no par value):
Shares sold	500,000

Net increase	500,000

(a)	For the period June 22, 2022 (commencement of operations) through December 31, 2022.

See Notes to Financial Statements

13

VANECK CLO ETF

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Period Ended December 31, 2022(a)

Net asset value, beginning of period	$50.00
Net investment income (b)	1.18
Net realized and unrealized gain on investments	0.43
Total from investment operations	1.61
Distributions from:
Net investment income	(1.13)
Net asset value, end of period	$50.48

Total return (c)	3.26%	(d)
Ratios to average net assets
Expenses	0.40%	(e)
Net investment income	4.43%	(e)

Supplemental data
Net assets, end of period (in millions)	$25
Portfolio turnover rate(f)	15%	(d)

(a)	For the period June 22, 2022 (commencement of operations) through December 31, 2022.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

14

VANECK CLO ETF

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate to the CLO ETF (the “Fund”). The Fund is actively managed and seeks to achieve its investment objective by primarily investing in investment-grade debt tranches of collateralized loan obligations (“CLOs”). The Fund is classified as non-diversified, as defined in the 1940 Act. Van Eck Associates Corporation (the “Adviser”) serves as the investment adviser for the Fund.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Fund’s significant accounting policies.

A.	Security Valuation— The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee under Rule 2a-5 to perform the Fund fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements of Rule 2a-5. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:
15

VANECK CLO ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders— Dividends to shareholders from net investment income, if any, are declared and paid monthly by the Fund. Distributions of net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

D.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.40% of the Fund’s average daily net assets. The Adviser has agreed to pay all expenses of the Fund except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes, and extraordinary expenses, until at least May 1, 2024.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor. At December 31, 2022, the Adviser owned approximately 64% of the Fund.

Note 4—Capital Share Transactions—As of December 31, 2022, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Fund generally consists of the in-kind contribution or distribution of a designated portfolio of securities (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Fund may issue Creation Units in

16

advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Fund, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Fund may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statement of Changes in Net Assets.

Note 5—Investments—For the period ended December 31, 2022, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term investments, aggregated to $28,359,975 and $3,714,325, respectively.

Note 6—Income Taxes—As of December 31, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$24,603,050	$270,764	$(8,674)	$262,090

At December 31, 2022, the components of total distributable earnings (losses) on a tax basis were as follows:

Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$22,779	$(42,600)	$262,090	$242,269

The tax character of dividends paid to shareholders were as follows:

December 31, 2022
Ordinary Income
$564,150

At December 31, 2022, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(42,600)	$—	$(42,600)

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2022, the Fund did not have reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund may be subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

17

VANECK CLO ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2022, the Fund did not incur any interest or penalties.

Note 7—Principal Risks— Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. Investments in debt instruments involve risks, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices.

The Fund’s assets are concentrated in CLO securities, organized as trusts or other special purpose vehicles that are typically collateralized by a pool of loans which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, and including “covenant lite” loans, which have few or no financial maintenance covenants. CLOs include both the economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. The Fund invests primarily in investment grade-rated tranches of CLOs; however, the rating does not constitute a guarantee of credit quality and may be downgraded, and in stressed market environments it is possible that even senior CLO debt tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of the subordinated/ equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Fund’s portfolio managers may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLO securities will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLO securities are liquidity risk, interest rate risk, credit risk, call risk, and the risk of default of the underlying asset.

CLOs are generally privately-issued securities, and are normally purchased pursuant to Rule144A or Regulation S under the Securities Act of 1933, as amended. Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration.

Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity.

The Fund invests in certain financial instruments that may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate (“LIBOR”). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates resulting in a reduction in the value of certain instruments held by the Fund, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.

18

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which a Trustee can elect to defer receipt of trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds of the Trust as directed by the Trustees. The Adviser is responsible for paying the expenses associated with the Plan.

Note 9—Bank Line of Credit— The Fund may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The Fund have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Fund based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2022, the Fund had no borrowing under the Facility.

19

VANECK CLO ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of VanEck CLO ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VanEck CLO ETF (one of the funds constituting VanEck ETF Trust, referred to hereafter as the “Fund”) as of December 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 22, 2022 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period June 22, 2022 (commencement of operations) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 27, 2023

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

20

VANECK CLO ETF

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2022. Please consult your tax advisor for proper treatment of this information.

Payable:	Monthly
Ordinary Income Paid Per Share	$ 1.1283
Section 163(j) – Interest Dividends	99.84% *

* This amount represents distributions paid during the taxable year ended December 31, 2022 that are eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder. To treat a dividend as interest income, shareholders must have held shares on which the dividend was paid for at least 180 days during the 361-day period surrounding the ex-dividend date of the distribution.

21

VANECK CLO ETF

BOARD OF TRUSTEES AND OFFICERS

December 31, 2022 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent
Trustees

David H. Chow, 1957*†	Trustee Chairperson	Since 2006 2008 to 2022	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	69	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	69	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	81	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	69	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	81	Director, Food and Friends, Inc., 2013 to present.
Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	81	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
22

[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP; Assistant General Counsel, Fred Alger Management, Inc.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
23

VANECK CLO ETF

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
24

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	CLOIAR

ANNUAL REPORT December 31, 2022

BITCOIN STRATEGY ETF	XBTF

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2022.

VANECK BITCOIN STRATEGY ETF

PRESIDENT’S LETTER

December 31, 2022 (unaudited)

Dear Fellow Shareholders:

Back in July 2022, I said that Market Volatility Has One Final Act1. I think we’re still going through that final phase of U.S. Federal Reserve (“Fed”) tightening, and we don’t yet know the full impact on corporate profits or the real economy. But, unlike when this cycle started, long-term investors shouldn’t be hiding in cash.

Instead, adjust your bond-stock mix. But bond prices have dropped significantly, and so, as you will see at the end of the letter, we are bullish bonds.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets. If we’re in the last, third act of the play, the third act may last a very long time.

There are three things investors are facing, none of which is particularly positive for financial assets.

1.	Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but declined dramatically in 2022, to low levels. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—one estimate indicates $330B net out by the end of last November. The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

Commodity prices and the Consumer Price Index (“CPI”) receive much focus, but I think what the Fed is really fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. I think the Fed knows it can’t control oil prices or supply chain directly, but it wants to manage this wage inflation psychology.

Services typically don’t reflect the price of commodities and, in 2022, we saw services inflation increase significantly. That’s not slowing down, and this is a battle the Fed is fighting that I think will last for an extended period of time.

2.	Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase this year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation, so we’re unlikely to see another big stimulus spending bill regardless of who controls government.

3.	Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, U.S. and China have been the two main pillars of global growth. While China has loosened its Draconian domestic COVID-19 restrictions, and I think there will be a growth surge, the growth may be more domestic and consumer-led, which may not stimulate global growth as much as it has in recent decades.

The range in China growth estimates is from low (1% to 3%) to “high” (4% to 5%). In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this is currently our favorite asset class to buy. (See What to Buy? Bonds. When? Now2.) Because of higher interest rates, bonds

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VANECK BITCOIN STRATEGY ETF

PRESIDENT’S LETTER

(unaudited) (continued)

can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the Fund for the twelve month period ended December 31, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

January 19, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 Market Volatility Has One Final Act, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-market-volatility-has-one-final-act/.

2 What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.

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VANECK BITCOIN STRATEGY ETF

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

The VanEck Bitcoin Strategy ETF seeks capital appreciation by investing in bitcoin futures contracts. The fund is actively managed and offers exposure to bitcoin-linked investments through an accessible exchange traded vehicle.

Over the 12 month period under review, the fund lost 62.72% due to a significant drop in bitcoin futures’ prices. The market sentiment soured in 2022 and escalated into a full bear market as bitcoin and the broader digital asset class saw significant extended losses. This was primarily driven by macroeconomic factors such as a dramatic rise in interest rates, in addition to idiosyncratic events including the bankruptcy of a major digital asset exchange, the failure of a top ten coin Terra Luna, and others.

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VANECK BITCOIN STRATEGY ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	BBR[1]	SPTR[2]
One Year	(64.69)%	(62.72)%	(63.98)%	(18.11)%
Life*	(69.42)%	(69.40)%	(69.85)%	(14.79)%

*	Inception of Fund: 11/15/21; First Day of Secondary Market Trading: 11/16/21.

[1]	MVIS® CryptoCompare Bitcoin Benchmark Rate (BBR) is designed to be a robust price for Bitcoin in USD, based on one hour median weighted prices.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 7 for more information.

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VANECK BITCOIN STRATEGY ETF

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of the Fund did not trade in the secondary market until after the Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment return and value of the shares of the fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

The Index Providers do not sponsor, endorse, or promote the Fund and bear no liability with respect to the Fund or any security. Index returns assume the reinvestment of all income and do not reflect any management fees, interest expense, brokerage expenses or income tax benefit/(expense) associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Bitcoin Strategy Index is published by MarketVector Indexes GmbH (MarketVector), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation.

MarketVector is an “Index Provider.” The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

7

VANECK BITCOIN STRATEGY ETF

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 to December 31, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2022 - December 31, 2022(a)
Actual	$1,000.00	$921.90	0.68%	$3.29
Hypothetical(b)	$1,000.00	$1,021.78	0.68%	$3.47

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
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VANECK BITCOIN STRATEGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Par (000’s)	Value
Short-Term Investments: 80.4%
United States Treasury Obligations: 80.4%
United States Treasury Bills
0.00%, 01/24/23 (a)	$3,000	$2,993,287
0.00%, 03/07/23 (a)	4,000	3,970,531
3.03%, 01/26/23 (a)	4,000	3,990,096
4.18%, 03/09/23 (a)	3,000	2,977,043
4.32%, 03/21/23 (a)	3,000	2,972,910
		16,903,867
Total Short-Term Investments: 80.4% (Cost: $16,900,068)		16,903,867
Other assets less liabilities: 19.6%		4,131,604
NET ASSETS: 100.0%		$21,035,471

Futures Contracts

Long Exposure

Reference Entity	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
CME BITCOIN	254	01/27/23	$20,999,450	$116,181

(a)	All or a portion of these securities are held at the broker for futures collateral. Total value of securities held at the broker is $11,988,360.

Summary of Investments by Sector	% of Investments	Value
Government Activity	100.0%	$16,903,867

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
United States Treasury Obligations	$—	$16,903,867	$—	$16,903,867

Other Financial Instruments:
Futures Contracts	$116,181	$—	$—	$116,181

See Notes to Financial Statements

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VANECK BITCOIN STRATEGY ETF

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Assets:
Investments, at value
Unaffiliated issuers (1)	$16,903,867
Cash	2,704,632
Cash on deposit with broker for futures contracts	1,296,460
Receivables:
Shares of beneficial interest sold	1,340
Federal and State Income Taxes	922
Prepaid taxes	20,217
Variation margin on futures contracts	119,165
Net deferred tax	—
Total assets	21,046,603
Liabilities:
Payables:
Due to Adviser	11,132
Total liabilities	11,132
NET ASSETS	$21,035,471
Shares outstanding	1,250,000
Net asset value, redemption and offering price per share	$16.83
Net Assets consist of:
Aggregate paid in capital	$47,606,779
Total distributable earnings (loss)	(26,571,308)
NET ASSETS	$21,035,471
(1) Cost of investments - Unaffiliated issuers	$16,900,068

See Notes to Financial Statements

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VANECK BITCOIN STRATEGY ETF

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

Income:
Interest .	$253,717
Total income	253,717
Expenses:
Management fees	143,584
FCM fees	15,170
State franchise taxes	2,765
Interest	84
Total expenses	161,603
Reimbursement by the Adviser	(15,170)
Net expenses	146,433
Net investment income, before income taxes	107,284
Net current and deferred tax benefit/(expense) (See Note 6)	(21,621)
Net investment income, net of income taxes	85,663
Net realized (loss) on:
Investments	(2,210)
Futures contracts	(23,054,008)
Current and deferred tax benefit/(expense) (See Note 6)	—

Net realized loss, net of income taxes	(23,056,218)
Net change in unrealized appreciation (depreciation) on:
Investments	3,750
Futures contracts	1,156,917
Current and deferred tax benefit/(expense) (See Note 6)	—
Net change in unrealized appreciation (depreciation), net of income taxes	1,160,667
Net Decrease in Net Assets Resulting from Operations	$(21,809,888)

See Notes to Financial Statements

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VANECK BITCOIN STRATEGY ETF

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Period Ended December 31, 2021 (a)
Operations:
Net investment income (loss)	$85,663	$(11,326)
Net realized loss	(23,056,218)	(3,709,407)
Net change in unrealized appreciation (depreciation)	1,160,667	(1,040,687)

Net decrease in net assets resulting from operations	(21,809,888)	(4,761,420)

Share transactions*:
Proceeds from sale of shares	27,850,090	20,573,281
Cost of shares redeemed	(816,592)	—

Increase in net assets resulting from share transactions	27,033,498	20,573,281

Total increase in net assets	5,223,610	15,811,861
Net Assets, beginning of period	15,811,861	—
Net Assets, end of period	$21,035,471	$15,811,861
* Shares of Common Stock Issued (no par value):
Shares sold	950,000	350,000
Shares redeemed	(50,000)	—

Net increase	900,000	350,000

(a)	For the period November 16, 2021 (commencement of operations) through December 31, 2021.

See Notes to Financial Statements

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VANECK BITCOIN STRATEGY ETF

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Year Ended December 31, 2022	Period Ended December 31, 2021(a)

Net asset value, beginning of period	$45.18	$63.91
Net investment income (loss) (b)	0.12	(0.04)
Net realized and unrealized loss on investments	(28.47)	(18.69)
Total from investment operations	(28.35)	(18.73)
Net asset value, end of period	$16.83	$45.18

Total return (c)	(62.75)%	(29.31	)%(d)
Ratios to average net assets
Gross expenses	0.73%	0.65	%(e)
Net expenses	0.66%	0.65	%(e)
Net expenses excluding interest and taxes	0.65%	0.65	%(e)
Net investment income (loss)	0.49%	(0.62	)%(e)

Supplemental data
Net assets, end of period (in millions)	$21	$16
Portfolio turnover rate(f)	—%	—	%(d)

(a)	For the period November 16, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

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VANECK BITCOIN STRATEGY ETF

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate to the Bitcoin Strategy ETF (the “Fund”). The Fund is actively managed and seeks to achieve its investment objective by investing in standardized, cash-settled bitcoin futures contracts (“Bitcoin Futures”) traded on the Chicago Mercantile Exchange. The Fund is classified as “non-diversified”. This means that the Fund may invest more of its assets in securities of a single issuer than that of a diversified fund. Van Eck Absolute Return Advisers Corporation (the “Adviser”) serves as the investment adviser for the Fund and is subject to the supervision of the Board of Trustees (the “Trustees”).

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following summarizes the Fund’s significant accounting policies.

A.	Security Valuation— The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Futures contracts are generally valued at the official settlement price on the primary exchange on which they trade and are categorized as Level 1 in the fair value hierarchy (described below). Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value (“NAV”) and are categorized as Level 1 in the fair value hierarchy. The Trustees have designated the Adviser as valuation designee under Rule 2a-5 to perform the Fund’s fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements of Rule 2a-5. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value
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hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal and Other Income Taxes— The Fund intends to invest primarily in Bitcoin Futures, which generally are treated as futures contracts on property for federal income tax purposes. As such, they do not generate qualifying income for the purpose of qualifying as a Regulated Investment Company (“RIC”) for tax purposes. Accordingly, the Fund does not intend to qualify, and will not qualify as a RIC pursuant to Subchapter M of the Internal Revenue Code and will be taxed as a C-corporation. As a C-corporation, the Fund is obligated to pay federal, state and local income tax on its taxable income. The amount of taxes currently payable by the Fund will vary depending on the amount of income and gains derived from investments and such taxes will reduce the return on an investment in the Fund. Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund’s shares will be reduced by the accrual of any current or deferred tax liabilities.

The tax expense or benefit attributable to certain components of income will be included in the Statement of Operations. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for federal income tax purposes. Deferred tax assets and liabilities are calculated utilizing effective tax rates expected to be applied to taxable income in the years the temporary differences are realized or settled. A valuation allowance will be recognized if, based on the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realizable. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. It is the Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations.

C.	Distributions to Shareholders— Distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid annually. Because the Fund is taxed as a C corporation, all of the distributions paid by the Fund will be treated as dividend income for U.S. federal income tax purposes. Unlike a RIC, the Fund will not pay capital gain dividends.

D.	Use of Derivative Instruments— The Fund invests in futures contracts, which are derivative instruments. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a
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VANECK BITCOIN STRATEGY ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Futures Contracts— Futures contracts are financial contracts, the value of which depends on, or is derived from, the underlying reference asset. In the case of cash-settled Bitcoin Futures, the underlying reference asset is bitcoin. “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on bitcoin, the amount of cash to be paid is equal to the difference between the value of the bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/ or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are generally made or received by the Fund each day depending on the fluctuations in the value of the Bitcoin Futures. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures, until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures. Bitcoin Strategy ETF held futures contracts for 12 months during the period ended December 31, 2022, of which the average notional amount for the period was $21,102,795. Futures contracts held by Bitcoin Strategy ETF at December 31, 2022 are reflected in the Schedule of Investments.

At December 31, 2022, the Fund held the following derivatives (not designated as hedging instruments under GAAP):

Asset Derivatives
Digital Assets Risk

Futures Contracts[1]	$119,165

[1]	Statements of Assets and Liabilities location: Variation margin for futures contracts

The impact of transactions in derivative instruments during the year ended December 31, 2022, was as follows:

Digital Assets Risk
Realized gain (loss):
Futures contracts[1]	$(23,054,008)
Net change in unrealized appreciation (depreciation):
Futures contracts[2]	$1,156,917

[1]	Statements of Operations location: Net realized gain (loss) on futures contracts
[2]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts
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E.	Offsetting Assets and Liabilities— In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral held for derivative instruments at December 31, 2022 is presented in the Statement of Assets and Liabilities. For financial reporting purposes, the Fund presents derivative instruments on a gross basis in the Statement of Assets and Liabilities.

Futures contracts held by the Fund are not subject to a master netting agreements or other similar arrangements. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of December 31, 2022.

F.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued as earned. Dividend income is recorded on the ex-dividend date.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, acquired fund fees and expenses, interest expense, offering costs, trading expenses (except that the Adviser will pay any net account or similar fees charged by futures commission merchants), taxes, extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs and trading expenses that are net account or similar fees charged by futures commission merchants (“FCMs”) until at least May 1, 2023.

Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and distributor.

At December 31, 2022, the Adviser owned approximately 16% of the Fund.

Note 4— Capital Share Transactions — As of December 31, 2022, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”). Due to various legal and operational constraints, Creation Units of the Fund are issued principally for cash.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Fund may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statement of Changes in Net Assets.

Note 5—Investments—During the year ended December 31, 2022, the Fund had no purchases and sales of investments, other than U.S. government securities and short-term obligations.

Note 6—Income Taxes— The income tax expense/(benefit) for the respective categories on the Statement of Operations for the year ended December 31, 2022 are as follows:

17

VANECK BITCOIN STRATEGY ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

	Net Investment Loss	Net Realized Loss	Change in Net Unrealized Depreciation	Total
Current tax expense (benefit)	$21,621	$—	$—	$21,621
Deferred tax expense (benefit)	2,509	(5,106,953)	257,088	(4,847,356)
Change in Valuation Allowance	(2,509)	5,106,953	(257,088)	4,847,356
Total	$21,621	$—	$—	$21,621

The Fund is currently using an estimated 22.15% tax rate for federal, state and local tax which is composed of a 21% federal tax rate and an assumed 1.15% rate attributable to state taxes (net of federal benefit). The Fund’s federal and state income tax expense / (benefit) consists of the following:

	Federal	State	Total
Current tax expense (benefit)	$19,753	$1,868	$21,621
Deferred tax expense (benefit)	(4,595,687)	(251,669)	(4,847,356)
Change in Valuation Allowance	4,595,687	251,669	4,847,356
Total	$19,753	$1,868	$21,621

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes.

There were no differences between the Fund’s income tax expense/(benefit) (current and deferred) calculated by applying the federal statutory income tax rate to net investment income/(loss) and realized and unrealized gain/(loss) on investments as follows:

	For the Year Ended December 31, 2022
	Amount	Rate
Income tax expense/(benefit) at statutory rates	$(4,595,687)	21.00%
State income tax, net of federal benefit	(251,669)	1.15
Change in Valuation Allowance	4,847,356	(22.15)
Net income tax expense/(benefit)	—	—

Components of the Fund’s deferred tax assets and liabilities are as follows:

	For the Year Ended December 31, 2022
Deferred Tax Assets/(Liabilities):
Capital loss carryfoward	$5,902,852
Net operating loss carryforward	—
Unrealized gain on investments	(842)
Net Deferred Tax Asset/(Liability) before valuation allowance	5,902,010

Less Valuation Allowance	(5,902,010)

Net Deferred Tax Asset/(Liability)	$—

The Fund reviews the recoverability of its deferred tax asset based upon the weight of the available evidence. When assessing the recoverability of its deferred tax assets, management considers available carrybacks,

18

reversing temporary taxable differences, projections of future taxable income and tax planning (if any). The Fund has recorded a valuation allowance of $5,902,010 against its net deferred tax asset at December 31, 2022 as the Fund believes it is more-likely-than-not the asset will not be realized within the relevant carryforward periods. The Fund may be required to modify the estimates or assumptions it uses regarding the deferred tax asset or liability as new information becomes available. Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund’s shares will also be reduced by the accrual of any deferred tax liabilities.

The Fund recognizes the tax benefits of uncertain positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. and State tax returns filed or expected to be filed since inception of the Fund. The Fund’s tax years are open for examination by U.S. and state tax authorities for all applicable periods. The Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next year.

During the year ended December 31, 2022, the Fund utilized $11,326 of its net operating loss carryforward available from the prior year.

As of December 31, 2022, the Fund had the following estimated capital loss carryforwards:

Period Generated	Amount	Expiration
12/31/2021	$(4,750,143)	12/31/2026
12/31/2022	(21,899,302)	12/31/2027
Total	(26,649,445)

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore, the use of this capital loss carryforward is dependent upon the Fund generating sufficient net capital gains prior to the expiration of the loss carryforward.

There are no differences between the book and tax unrealized appreciation / depreciation on the Fund’s investments.

Note 7—Principal Risks—The Fund’s assets are concentrated in Bitcoin Futures. By concentrating the Fund’s assets, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on bitcoin or the digital asset industry will negatively impact the Fund to a greater extent than if the Fund’s net assets were invested in a wider variety of sectors or industries.

Bitcoin and Bitcoin Futures are relatively new asset classes and therefore the Fund’s investments in Bitcoin Futures are subject to unique and substantial risks, including the risk that the value of the Fund’s investments could decline rapidly, including to zero. Bitcoin and Bitcoin Futures have historically been more volatile than traditional asset classes.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

The rules dealing with U.S. federal income taxation and the rates themselves are constantly under review in the legislative process and by the Internal Revenue Service (“IRS”) and the U.S. Treasury Department. Changes in tax laws or regulations or future interpretations of such laws or regulations could adversely affect the Fund and/or the Fund’s shareholders. Changes in the laws or regulations of the United States, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

19

VANECK BITCOIN STRATEGY ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which a Trustee can elect to defer receipt of trustee fees until retirement, disability or termination from the Board. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Fund as directed by the Trustees. The Adviser is responsible for paying the expenses associated with the Plan.

20

VANECK BITCOIN STRATEGY ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of VanEck Bitcoin Strategy ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VanEck Bitcoin Strategy ETF (one of the funds constituting VanEck ETF Trust, referred to hereafter as the “Fund”) as of December 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the period ended December 31, 2021, and the financial highlights for the period ended December 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 28, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2023

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

21

VANECK BITCOIN STRATEGY ETF

BOARD OF TRUSTEES AND OFFICERS

December 31, 2022 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee Chairperson	Since 2006 2008 to 2022	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	69	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	69	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	81	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	69	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	81	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	81	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
22

[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP; Assistant General Counsel, Fred Alger Management, Inc.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
23

VANECK BITCOIN STRATEGY ETF

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
24

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	XBTFAR

ANNUAL REPORT December 31, 2022

Russia ETF	RSX
Russia Small-Cap ETF	RSXJ

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2022.

VANECK ETFs

PRESIDENT’S LETTER

December 31, 2022 (unaudited)

Dear Fellow Shareholders:

Back in July 2022, I said that Market Volatility Has One Final Act.1 I think we’re still going through that final phase of U.S. Federal Reserve (“Fed”) tightening, and we don’t yet know the full impact on corporate profits or the real economy. But, unlike when this cycle started, long-term investors shouldn’t be hiding in cash. Instead, adjust your bond-stock mix. But bond prices have dropped significantly, and so, as you will see at the end of the letter, we are bullish bonds.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets. If we’re in the last, third act of the play, the third act may last a very long time.

There are three things investors are facing, none of which is particularly positive for financial assets.

1.	Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but declined dramatically in 2022, to low levels. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—one estimate indicates $330B net out by the end of last November. The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

Commodity prices and the Consumer Price Index (“CPI”) receive much focus, but I think what the Fed is really fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. I think the Fed knows it can’t control oil prices or supply chain directly, but it wants to manage this wage inflation psychology.

Services typically don’t reflect the price of commodities and, in 2022, we saw services inflation increase significantly. That’s not slowing down, and this is a battle the Fed is fighting that I think will last for an extended period of time.

2.	Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase this year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation, so we’re unlikely to see another big stimulus spending bill regardless of who controls government.

3.	Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, U.S. and China have been the two main pillars of global growth. While China has loosened its Draconian domestic COVID-19 restrictions, and I think there will be a growth surge, the growth may be more domestic and consumer-led, which may not stimulate global growth as much as it has in recent decades. The range in China growth estimates is from low (1% to 3%) to “high” (4% to 5%). In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this is currently our favorite asset class to buy. (See What to Buy? Bonds. When? Now.)2 Because of higher interest rates, bonds can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

1

VANECK ETFs

PRESIDENT’S LETTER

(unaudited) (continued)

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended December 31, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President

VanEck ETF Trust

January 19, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	Market Volatility Has One Final Act, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-market-volatility-has-one-final-act/.

[2]	What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.
2

VANECK ETFs

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Performance Overview

The VanEck Russia ETF (RSX) and the VanEck Russia Small-Cap ETF (RSXJ) (together, the “Funds”) returned -98.62% and -98.66%, respectively, for the 12 month period ending December 31, 2022.

Market and Fund Review

The large-scale invasion of Ukraine by Russia on February 24, 2022 resulted in a significant decline in the value of Russian securities and its currency. The effect of geopolitical affairs and sanctions imposed by the United States and other countries on transactions in Russian equities, and on related clearance and payment systems, have rendered a substantial number of the Funds’ positions illiquid, including many depositary receipts. The Funds’ inability to buy, sell, and take or make delivery of Russian securities has made it impossible to manage the Funds consistent with their investment objectives.

Effective March 2, 2022, RSXJ suspended the creation of new shares until further notice. RSX did the same effective March 3, 2022. CBOE BZX Exchange, Inc. halted trading for the Funds on March 4, 2022. On September 29, 2022, the Board of Trustees of the Trust approved a Plan of Liquidation and Termination of the Funds, contingent on obtaining regulatory relief which was received on December 28, 2022. On January 12, 2023, the Funds made an initial liquidating distribution to shareholders of a portion of their liquid assets, with the balance held in reserve to meet transaction costs for an extended period. Please see the Notes to the Financial Statements for more information on the plan of liquidation.

3

VANECK RUSSIA ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	NAV	SPTR[1]
One Year	(98.62)%	(18.11)%
Five Year	(53.76)%	9.42%
Ten Year	(33.19)%	12.56%

[1]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 6 for more information.

4

VANECK RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return
	NAV	SPTR[1]
One Year	(98.66)%	(18.11)%
Five Year	(57.94)%	9.42%
Ten Year	(35.01)%	12.56%

[1]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 6 for more information.

5

VANECK ETFs

ABOUT FUND PERFORMANCE

(unaudited)

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. The Funds are in the process of liquidating their assets and winding up their business pursuant to a plan of liquidation (see Note 2).

6

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 to December 31, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio During Period(a)	Expenses Paid During the Period July 1, 2022 - December 31, 2022(b)
Russia ETF
Actual	$1,000.00	$911.30	0.41%	$1.98
Hypothetical (c)	$1,000.00	$1,023.14	0.41%	$2.09
Russia Small-Cap ETF
Actual	$1,000.00	$690.30	66.24%	$282.21
Hypothetical (c)	$1,000.00	$691.28	66.24%	$282.38

(a)	During the period the Funds incurred significant expenses outside of their expense limitations. Effective March 11, 2022, the Adviser implemented a voluntary waiver of its management fee for the Funds. (See Note 4).
(b)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(c)	Assumes annual return of 5% before expenses
7

VANECK RUSSIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 10.2%
Banks: 0.0%
Sberbank of Russia PJSC *∞	46,050,016	$0
TCS Group Holding Plc (GDR) *∞	1,390,470	0
VTB Bank PJSC *∞	66,877,350,000	0
		0
Diversified Financials: 0.0%
Moscow Exchange MICEX-RTS PJSC *∞	17,946,312	0
Energy: 0.0%
Gazprom PJSC ∞	45,772,138	0
LUKOIL PJSC ∞	2,063,982	0
Novatek PJSC ∞	7,452,940	0
Rosneft Oil Co. PJSC ∞	16,922,345	0
Surgutneftegas PJSC ∞	125,211,510	0
Surgutneftegas PJSC (ADR) *∞	1,364,815	0
Tatneft PJSC (ADR) ∞	3,393,156	0
		0
Food & Staples Retailing: 0.0%
Magnit PJSC *∞	1,226,365	0
X5 Retail Group NV (GDR) *∞	1,970,269	0
		0
Materials: 0.0%
Alrosa PJSC *∞	33,188,190	0
Evraz Plc *∞	266,000	0
MMC Norilsk Nickel PJSC ∞	529,178	0
MMC Norilsk Nickel PJSC (ADR) ∞	4	0
Novolipetsk Steel PJSC *∞	22,272,460	0
PhosAgro PJSC ∞	705,974	0
PhosAgro PJSC (GDR) ∞	13,644	0
Polyus PJSC (GDR) *∞	1,155,875	0
Raspadskaya OJSC ∞	730,890	0
Severstal PAO (GDR) *∞	3,405,164	0
		0
Media & Entertainment: 0.0%
VK Co. Ltd. (GDR) *∞	2,338,938	0
	Number of Shares	Value
Media & Entertainment (continued)
Yandex NV *∞	1,754,686	$0
		0
Retailing: 0.0%
Ozon Holdings Plc (ADR) * †∞	1,881,257	0
Telecommunication Services: 10.2%
Mobile TeleSystems PJSC ∞	14,853,038	0
Rostelecom PJSC ∞	13,944,591	0
VEON Ltd. (ADR) *	7,364,667	3,608,687
		3,608,687
Utilities: 0.0%
Inter RAO UES PJSC ∞	482,502,010	0
Irkutsk Electronetwork Co. JSC *∞	7,410,870	0
		0
Total Common Stocks (Cost: $1,834,371,125)		3,608,687

PREFERRED SECURITIES: 0.0% (Cost: $46,034,628)
Energy: 0.0%
Transneft PJSC ∞	20,972	0

Total Investments Before Collateral for Securities Loaned: 10.2% (Cost: $1,880,405,753)		3,608,687

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 6.0%
Money Market Fund: 6.0% (Cost: $2,120,680)
State Street Navigator Securities Lending Government Money Market Portfolio	2,120,680	2,120,680
Total Investments: 16.2% (Cost: $1,882,526,433)		5,729,367
Other assets less liabilities: 83.8%		29,644,126
NET ASSETS: 100.0%		$35,373,493

Definitions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Footnotes:

∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $0.

See Notes to Financial Statements

8

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	100.0%	$3,608,687
Consumer Staples	0.0	0
Energy	0.0	0
Financials	0.0	0
Materials	0.0	0
Utilities	0.0	0
Consumer Discretionary	0.0	0
	100.0%	$3,608,687

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$—	$—	$0	$0
Diversified Financials	—	—	0	0
Energy	—	—	0	0
Food & Staples Retailing	—	—	0	0
Materials	—	—	0	0
Media & Entertainment	—	—	0	0
Retailing	—	—	0	0
Telecommunication Services	3,608,687	—	0	3,608,687
Utilities	—	—	0	0
Preferred Securities *	—	—	0	0
Money Market Fund	2,120,680	—	—	2,120,680
Total Investments	$5,729,367	$—	$0	$5,729,367

*	See Schedule of Investments for industry sector breakouts.

The Adviser has elected to apply a 100% discount for lack of marketability to all Level 3 investments due to the political conditions surrounding Russia. The following tables reconcile the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2022. Transfers in/out of levels are assessed at the beginning of the year (See Note 2):

Common Stock
Balance as of December 31, 2021	$7
Realized gain (loss)	(21,145,145)
Net change in unrealized appreciation (depreciation)	(1,836,577,767)
Purchases	722,916,033
Sales	(141,692,268)
Transfers in/out of level 3	1,276,499,140
Balance as of December 31, 2022	$0

Preferred Securities
Balance as of December 31, 2021	$–
Realized gain (loss)	180,310
Net change in unrealized appreciation (depreciation)	(41,702,109)
Purchases	13,652,856
Sales	(2,781,681)
Transfers in/out of level 3	30,650,624
Balance as of December 31, 2022	$0

See Notes to Financial Statements

9

VANECK RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 0.0%
Banks: 0.0%
Credit Bank of Moscow PJSC *∞	21,005,200	$0
Commercial & Professional Services: 0.0%
HeadHunter Group Plc (ADR) ∞	31,919	0
Diversified Financials: 0.0%
SFI PJSC *∞	2,663	0
Energy: 0.0%
Sovcomflot PJSC *∞	989,960	0
Food & Staples Retailing: 0.0%
Lenta International Co. PJSC (GDR) *∞	263,199	0
Food, Beverage & Tobacco: 0.0%
Beluga Group PJSC ∞	11,235	0
Ros Agro Plc (GDR) ∞	77,690	0
		0
Materials: 0.0%
Mechel PJSC *∞	438,883	0
Raspadskaya OJSC ∞	703,205	0
Segezha Group PJSC 144A ∞	8,945,900	0
		0
Real Estate: 0.0%
Etalon Group Plc (GDR) *∞	394,873	0
LSR Group PJSC *∞	103,574	0
Samolet Group ∞	16,988	0
		0
Retailing: 0.0%
Detsky Mir PJSC 144A *∞	1,155,798	0
	Number of Shares	Value
Retailing (continued)
M.Video PJSC *∞	110,194	$0
		0
Telecommunication Services: 0.0%
Sistema PJSFC *∞	6,612,640	0
Transportation: 0.0%
Aeroflot PJSC *∞	1,885,382	0
Globaltrans Investment Plc (GDR) *∞	182,773	0
Novorossiysk Commercial Sea Port PJSC ∞	8,972,400	0
		0
Utilities: 0.0%
Mosenergo PJSC ∞	19,492,800	0
OGK-2 PJSC ∞	51,450,600	0
TGC-1 PJSC *∞	1,701,100,000	0
Unipro PJSC *∞	24,734,000	0
		0
Total Common Stocks (Cost: $24,435,670)		0

PREFERRED SECURITIES: 0.0% (Cost: $341,612)
Utilities: 0.0%
Rosseti Lenenergo PJSC ∞	171,506	0

Total Investments: 0.0% (Cost: $24,777,282)		0
Other assets less liabilities: 100.0%		391,824
NET ASSETS: 100.0%		$391,824

Definitions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Footnotes:

∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $0, or 0% of net assets.

Summary of Investments by Sector	% of Investments	Value
Communication Services	0.0%	$0
Consumer Discretionary	0.0	0
Consumer Staples	0.0	0
Energy	0.0	0
Financials	0.0	0
Industrials	0.0	0
Materials	0.0	0
Real Estate	0.0	0
Utilities	0.0	0
	0.0%	$0

See Notes to Financial Statements

10

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks *	$—	$—	0	$0
Preferred Securities *	—	—	0	0
Total Investments	$—	$—	$0	$0

*	See Schedule of Investments for industry sector breakouts.

The Adviser has elected to apply a 100% discount for lack of marketability to all Level 3 investments due to the political conditions surrounding Russia. The following tables reconcile the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2022. Transfers in/out of levels are assessed at the beginning of the year (See Note 2):

Common Stock
Balance as of December 31, 2021	$—
Realized gain (loss)	(752,023)
Net change in unrealized appreciation (depreciation)	(24,975,164)
Purchases	6,983,310
Sales	(2,814,077)
Transfers in/out of level 3	21,557,954
Balance as of December 31, 2022	$0

Preferred Securities
Balance as of December 31, 2021	$—
Realized gain (loss)	1,992
Net change in unrealized appreciation (depreciation)	(381,457)
Purchases	63,913
Sales	(50,575)
Transfers in/out of level 3	366,127
Balance as of December 31, 2022	$0

See Notes to Financial Statements

11

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Russia ETF	Russia Small-Cap ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$3,608,687	$—
Short-term investments held as collateral for securities loaned (3)	2,120,680	—
Cash	29,630,080	476,636
Cash denominated in foreign currency, at value (4)	17,163	563
Receivables:
Investment securities sold	2,428,323	—
Dividends and interest	2,298	—
Prepaid expenses	4,510	1,001
Total assets	37,811,741	478,200
Liabilities:
Payables:
Collateral for securities loaned	2,120,680	—
Due to Adviser	—	1,158
Deferred Trustee fees	175,696	3,275
Accrued expenses	141,872	81,943
Total liabilities	2,438,248	86,376
NET ASSETS	$35,373,493	$391,824
Shares outstanding	95,900,000	883,318
Net asset value, redemption and offering price per share	$0.37	$0.44
Net Assets consist of:
Aggregate paid in capital	$3,613,069,711	$43,562,652
Total distributable earnings (loss)	(3,577,696,218)	(43,170,828)
NET ASSETS	$35,373,493	$391,824
(1) Value of securities on loan	$—	$—
(2) Cost of investments - Unaffiliated issuers	$1,880,405,753	$24,777,282
(3) Cost of short-term investments held as collateral for securities loaned	$2,120,680	$—
(4) Cost of cash denominated in foreign currency	$17,081	$613

See Notes to Financial Statements

12

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2022

	Russia ETF	Russia Small-Cap ETF
Income:
Dividends	$6,029,128	$124,416
Interest	427,362	9,322
Securities lending income	32,552	4,137
Foreign taxes withheld	(931,036)	(18,453)
Total income	5,558,006	119,422
Expenses:
Management fees	1,089,445	20,102
Professional fees	189,037	187,384
Custody and accounting fees	57,751	16,325
Reports to shareholders	62,583	4,881
Trustees’ fees and expenses	33,885	369
Registration fees	2,027	2,487
Insurance	17,130	1,564
Interest and taxes	8,611	440
Other	5,387	690
Total expenses	1,465,856	234,242
Waiver of management fees	—	(20,102)
Expenses assumed by the Adviser	—	(16,937)
Net expenses	1,465,856	197,203
Net investment income (loss)	4,092,150	(77,781)

Net realized gain (loss) on:
Investments	(138,419,523)	(2,282,770)
In-kind redemptions	22,896,653	—
Foreign currency transactions and foreign denominated assets and liabilities	8,290	4,421
Net realized loss	(115,514,580)	(2,278,349)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,868,385,142)	(25,642,092)
Foreign currency translations and foreign denominated assets and liabilities	535	2,550
Net change in unrealized appreciation (depreciation)	(1,868,384,607)	(25,639,542)
Net Decrease in Net Assets Resulting from Operations	$(1,979,807,037)	$(27,995,672)

See Notes to Financial Statements

13

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Russia ETF		Russia Small-Cap ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Operations:
Net investment income (loss)	$4,092,150	$84,131,813	$(77,781)	$946,084
Net realized gain (loss)	(115,514,580)	203,235,534	(2,278,349)	(508,274)
Net change in unrealized appreciation (depreciation)	(1,868,384,607)	678,586	(25,639,542)	(1,125,055)
Net increase (decrease) in net assets resulting from operations	(1,979,807,037)	288,045,933	(27,995,672)	(687,245)
Distributions to shareholders from:
Distributable earnings	—	(80,501,120)	—	(1,464,299)
Return of capital	—	—	—	(60,709)
Total distributions	—	(80,501,120)	—	(1,525,008)

Share transactions*:
Proceeds from sale of shares	761,823,584	378,385,798	4,207,920	—
Cost of shares redeemed	(122,926,443)	(830,831,688)	—	(5,605,927)
Increase (decrease) in net assets resulting from share transactions	638,897,141	(452,445,890)	4,207,920	(5,605,927)
Total decrease in net assets	(1,340,909,896)	(244,901,077)	(23,787,752)	(7,818,180)
Net Assets, beginning of year	1,376,283,389	1,621,184,466	24,179,576	31,997,756
Net Assets, end of year	$35,373,493	$1,376,283,389	$391,824	$24,179,576
*Shares of Common Stock Issued (no par value)
Shares sold	49,250,000	12,900,000	150,000	—
Shares redeemed	(4,800,000)	(29,500,000)	—	(150,000)
Net increase (decrease)	44,450,000	(16,600,000)	150,000	(150,000)

See Notes to Financial Statements

14

VANECK ETF TRUST

STATEMENTS OF CASH FLOWS

For the Year Ended December 31, 2022

	Russia ETF		Russia Small-cap ETF
Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(1,979,807,037)		$(27,995,672)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Investment securities purchased	(17,782,236)	(1)	(3,243,978)	(2)
Investment securities sold	22,940,896	(3)	3,747,112
Decrease in dividends and interest receivable	12,123,732		68,930
(Increase) decrease in prepaid expenses	2,425		(300)
(Increase) decrease in investment securities sold	(2,428,323)		24,138
Decrease in investment securities purchased	(516,151)		—
Decrease in due to Adviser	(615,768)		(26,099)
Decrease in accrued expenses	(738,425)		(142,297)
Decrease in deferred trustee fees	(28,051)		(537)
Net change in unrealized depreciation from investments	1,868,385,142		25,642,092
Net realized loss on investments in securities	138,436,326		2,282,770
Net realized gain on in-kind redemptions	(22,896,653)		—
Net cash used in operating activities	17,075,877		356,159

Cash Flows from Financing Activities
Decrease in line of credit borrowing	(6,501,506)		—
Proceeds from shares sold	19,179,903	(1)	596	(2)
Cost of shares redeemed	(108,456)	(3)	—
Net cash provided by financing activities	12,569,941		596
Net change in cash	29,645,818		356,755
Cash at beginning of year (including foreign currency)	1,425		120,444
Cash at end of year (including foreign currency)	$29,647,243		$477,199

Supplemental disclosure of cash flow information
Interest expense paid during the period	$8,553		$382

(1)	Amount shown excludes in-kind subscriptions of $742,643,681.
(2)	Amount shown excludes in-kind subscriptions of $4,207,324
(3)	Amount shown excludes in-kind redemptions of $122,817,987

See Notes to Financial Statements

15

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Russia ETF
	Year Ended December 31,
	2022		2021	2020	2019	2018

Net asset value, beginning of year	$26.75		$23.82	$24.96	$18.79	$21.14
Net investment income (a)	0.05		1.39	0.97	1.20	0.88
Net realized and unrealized gain (loss) on investments	(26.43)		3.06	(1.31)	6.39	(2.26)
Total from investment operations	(26.38)		4.45	(0.34)	7.59	(1.38)
Distributions from:
Net investment income	—		(1.52)	(0.79)	(1.42)	(0.97)
Return of capital	—		—	(0.01)	—	—
Total distributions	—		(1.52)	(0.80)	(1.42)	(0.97)
Net asset value, end of year	$0.37		$26.75	$23.82	$24.96	$18.79
Total return (b)	(98.62)%		18.74%	(1.38)%	40.40%	(6.47)%

Ratios to average net assets
Expenses	0.60	%(c)	0.56%	0.61%	0.67%	0.65%
Expenses excluding interest, a portion of depositary receipt fees and taxes (d)	0.59	%(c)	0.56%	0.60%	0.65%	0.64%
Net investment income	1.67%		4.99%	4.45%	5.40%	4.09%
Supplemental data
Net assets, end of year (in millions)	$35		$1,376	$1,621	$1,282	$1,326
Portfolio turnover rate (e)	4%		20%	25%	15%	20%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	During the period the fund incurred significant expenses outside of its expense limitation. Effective March 11, 2022, the Adviser implemented a voluntary waiver of its managemnent fee for the Fund (See Note 4).
(d)	Ratio excludes depositary receipt fees in excess of 0.10% of average daily net assets (See Note 4).
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

16

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Russia Small-Cap ETF
	Year Ended December 31,
	2022		2021	2020	2019	2018

Net asset value, beginning of year	$32.97		$36.22	$35.94	$27.61	$40.68
Net investment income (loss) (a)	(0.09)		1.12	1.12	1.53	1.17
Net realized and unrealized gain (loss) on investments	(32.44)		(2.29)	0.74	8.45	(13.02)
Total from investment operations	(32.53)		(1.17)	1.86	9.98	(11.85)
Distributions from:
Net investment income	—		(2.00)	(1.58)	(1.65)	(1.22)
Return of capital	—		(0.08)	—	—	—
Total distributions	—		(2.08)	(1.58)	(1.65)	(1.22)
Net asset value, end of year	$0.44		$32.97	$36.22	$35.94	$27.61
Total return (b)	(98.66)%		(3.29)%	5.23%	36.17%	(29.09)%

Ratios to average net assets
Gross expenses	5.34	%(c)	1.08%	1.31%	1.20%	0.94%
Net expenses	4.50	%(c)	0.75%	0.75%	0.77%	0.76%
Net expenses excluding interest, a portion of depositary receipt fees and taxes (d)	4.49	%(c)	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	(1.77)%		3.01%	3.45%	4.67%	3.22%
Supplemental data
Net assets, end of year (in millions)	$—	(e)	$24	$32	$35	$33
Portfolio turnover rate (f)	68%		47%	47%	30%	49%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	During the period the fund incurred significant expenses outside of its expense limitation. Effective March 11, 2022, the Adviser implemented a voluntary waiver of its managemnent fee for the Fund (See Note 4).
(d)	Ratio excludes depositary receipt fees in excess of 0.08% of average daily net assets (See Note 4).
(e)	Amount is less than $500,000.
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

17

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

Russia ETF	Non-Diversified
Russia Small-Cap ETF	Non-Diversified

Each Fund’s stated investment objective is to seek to replicate as closely as possible, before fees and expenses, the price and yield performance of its index which are listed in the table below. However, due to the suspension of the rebalancing of the Russia Index and the ongoing restrictions relating to Russian securities, the Fund will be unable to meet its investment objective. The Fund is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation.

Fund	Index

Russia ETF	MVIS Russia Index
Russia Small-Cap ETF	MVIS Russia Small-Cap Index

Note 2—Plan of Liquidation— Russia’s large-scale invasion of Ukraine and the geo-political events that followed have significantly adversely impacted the Funds’ operations during the year ended December 31, 2022. The governments of the United States and many other countries have imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions have also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency have experienced significant declines and increased volatility. The Russian securities markets were closed for a period of time and were reopened on March 24, 2022, but significant trading limitations have remained. There is no assurance that these disruptions will not continue.

As a result, the fair value of Russian securities held by the Funds were valued near or at zero since shortly after the invasion and have rendered virtually all of the Funds’ investments in equity securities, including depositary receipts, illiquid.

Since March 4, 2022, Cboe BZX Exchange, Inc., the listing exchange for the Funds have halted trading of shares of the Funds. There can be no assurance that trading of shares of the Funds will resume.

Subsequent to February 24, 2022, certain Russian securities held by the Fund had declared dividends, however there is no assurance these dividends can be collected by the Fund. As a result, all such dividend receivables related to these Russian securities are valued at $0 as of December 31, 2022.

On September 29, 2022, the Board of Trustees of the Trust (the “Board”) unanimously voted to approve a Plan of Liquidation and Termination of the Funds, contingent on receiving any necessary relief from the SEC. On December 28, 2022, the SEC granted exemptive relief to each Fund permitting them to suspend the right of redemption with respect to shares of each Fund and, if necessary, postpone the date of payment of redemption proceeds with respect to redemption orders received but not yet paid until the Funds complete the liquidation of their portfolios and distribute all of their assets to remaining shareholders.

On January 12, 2023, the Funds made an initial liquidating distribution to shareholders of current liquid assets, less a reserve to meet the Funds’ expected transaction costs for an extended period (see Note 12).

The Funds will not engage in any business or investment activities except for the purposes of winding up their affairs. It is expected that the liquidation of the Funds will take an extended period of time, if circumstances involving Russian securities markets do not improve.

18

The Funds shall bear the expenses incurred in connection with carrying out liquidation, including, but not limited to, printing and legal expenses, audit and tax services fees, and the expenses of reports to shareholders. All such expenses will be considered extraordinary expenses for purposes of any expense limitation in effect with respect to the Fund.

It is expected that the Funds will remain in existence until at least December 31, 2023, to allow the Funds to sell the securities and depositary receipts, if conditions permit. The Funds may be terminated sooner if all of the Russian securities and depositary receipts have been sold before that date (or they cease to represent valid interests in their issuers). After December 31, 2023, the Funds may be terminated at any time on a date determined by the Board, even if the Russian securities and depositary receipts have not been sold. Due to the uncertainty involved, there can be no assurance that shareholders would receive any liquidating distribution relating to the Russian securities and depositary receipts after the initial distribution, described above. The distribution to shareholders of sale proceeds of Russian securities and depositary receipts, if any, will be reduced by expenses related to the sale and the distribution; other Fund operating and liquidation expenses will be paid out of the reserve.

The Funds incurred additional legal expenses as a result of the plan of liquidation. These legal fees are not included in the Funds’ expense limitations (See Note 4).

Note 3—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Board has designated Van Eck Associates Corp. (the “Adviser”) as valuation designee under Rule 2a-5 to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements of Rule 2a-5. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing
19

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The holdings of the Funds at December 31, 2022 are restricted from trading and any currency denominated in Rubles cannot be repatriated, therefore the Pricing Committee is currently fair valuing these investments as represented in the Schedule of Investments and deeming all these holdings as a Level 3 in the fair value hierarchy.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders— Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation— Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in
20

unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. Any currency denominated in Rubles cannot be repatriated and such currency was valued at $0 as of December 31, 2022.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities— In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at December 31, 2022 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 4—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. Effective March 11, 2022, the Adviser voluntarily agreed to waive all of its management fee payable by each Fund. The Adviser may eliminate such management fee waiver in its sole discretion at any time. In addition, the Adviser has temporarily agreed to waive and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses; and for Russia ETF and Russia Small-Cap ETF, depositary receipt fees up to 0.10% and 0.08% of average daily net assets, respectively) from exceeding the expense limitations listed in the table below. Refer to the Statements of Operations for the amounts waived/ assumed by the Adviser for the year ended December 31, 2022.

The management fee rates and expense limitations for the year ended December 31, 2022, are as follows:

Fund	Management Fees*	Expense Limitations
Russia ETF	0.50%	0.62%
Russia Small-Cap ETF	0.50	0.67

*	Fee rates reflected are those in effect before voluntary waivers.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

21

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 5—Capital Share Transactions—As of December 31, 2022, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Since March 2, 2022, VanEck Russia Small-Cap ETF had temporarily suspended new creations of its shares and since March 3, 2022, VanEck Russia ETF had temporarily suspended new creations of its shares. Such suspensions became permanent on December 28, 2022, when the Plan of Liquidation and Termination of the Funds became effective.

Note 6—Investments—For the year ended December 31, 2022, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Russia ETF	$11,617,636	$22,940,896	$742,643,681	$122,817,987
Russia Small-Cap ETF	3,227,428	3,747,112	4,207,324	—

Note 7—Income Taxes—As of December 31, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Russia ETF	$1,884,164,072	$41,731	$(1,878,476,436)	$(1,878,434,705)
Russia Small-Cap ETF	25,328,758	–	(25,328,758)	(25,328,758)

At December 31, 2022, the components of total distributable earnings (losses) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Russia ETF	$–	$(1,699,085,904)	$(175,696)	$(1,878,434,618)	$(3,577,696,218)
Russia Small-Cap ETF	–	(17,838,747)	(3,274)	(25,328,807)	(43,170,828)

The tax character of dividends paid to shareholders was as follows:

22

	December 31, 2022	December 31, 2021
Fund	Ordinary Income*	Ordinary Income*	Return of Capital
Russia ETF	$–	$80,501,120	$–
Russia Small-Cap ETF	–	1,464,299	60,709

*	Includes distributions from short-term capital gains, if any.

At December 31, 2022, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Russia ETF	$(300,452,708)	$(1,398,633,196)	$(1,699,085,904)
Russia Small-Cap ETF	(5,643,438)	(12,195,309)	(17,838,747)

During the year ended December 31, 2022, as a result of permanent book to tax differences, primarily due to earnings attributable to the redemption of shares, tax net operating losses and the tax treatment of gains/ losses from securities redeemed in-kind, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Russia ETF	$(30,524,075)	$30,524,075
Russia Small-Cap ETF	75,256	(75,256)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or penalties.

Note 8—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make

23

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

Russia’s large-scale invasion of Ukraine and the geo-political events that followed have significantly adversely impacted the Funds’ operations during the year ended December 31, 2022. The governments of the United States and many other countries have imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions have also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency have experienced significant declines and increased volatility. The Russian securities markets were closed for a period of time and were reopened on March 24, 2022, but significant trading limitations have remained. There is no assurance that these disruptions will not continue.

As a result of the current conditions related to Russian securities and Russian markets, the Fund is unable to dispose of the Russian securities in its portfolio and the Fund’s portfolio has become illiquid. It is unknown when current restrictions will be lifted. In the event that it becomes possible to dispose of Russian securities, other market participants may attempt to liquidate holdings at the same time as the Fund, and the Fund may be unable to transact at advantageous times or prices.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which a Trustee can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds of the Trust as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 10—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if

24

any, at December 31, 2022 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ remaining securities on loan and related collateral as of December 31, 2022:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Russia ETF	$–	$2,120,680	$6,191,528	$8,312,208

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2022:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Russia ETF	$2,120,680
*	Remaining contractual maturity: overnight and continuous

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The participating Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. As of February 25, 2022 the Funds ceased participation in the Facility. The Funds were subsequently removed from the agreement effective November 1, 2022. Activity below represents activity from January 1, 2022 through February 25, 2022:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Russia ETF	38	$4,898,797	1.43%

Note 12—Subsequent Event Review— The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Funds had an initial liquidating distribution on January 12, 2023 as follows:

Fund	Record Date	Ex-Date	Payable Date	Liquidating Distribution
Russia ETF	1/12/2023	1/12/2023	1/12/2023	$0.0313
Russia Small-Cap ETF	1/12/2023	1/12/2023	1/12/2023	0.0567

The Chicago Board Options Exchange delisted the Funds on January 12, 2023. As a result of the delisting, the fund is no longer considered an exchange traded fund.

25

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of VanEck Russia ETF and VanEck Russia Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VanEck Russia ETF and VanEck Russia Small-Cap ETF (two of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the year ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, and the results of each of their operations, changes in each of their net assets, each of their cash flows and each of the financial highlights for the year ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended December 31, 2021, and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 28, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

Emphasis of Matter

As discussed in Note 2 to the financial statements, on September 29, 2022, the Board of Trustees unanimously voted to approve a Plan of Liquidation and Termination of the Funds, contingent on receiving any necessary relief from the SEC. On December 28, 2022, the SEC granted exemptive relief to each Fund permitting them to suspend the right of redemption with respect to shares of each Fund and, if necessary, postpone the date of payment of redemption proceeds with respect to redemption orders received but not yet paid until the Funds complete the liquidation of their portfolios and distribute all of their assets to remaining shareholders. The Funds may be terminated at the discretion of the Funds’ Board based on the facts and circumstances as discussed in Note 2.

/s/PricewaterhouseCoopers LLP
New York, New York
February 27, 2023

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

26

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

27

VANECK ETFs

BOARD OF TRUSTEES AND OFFICERS

December 31, 2022 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee Chairperson	Since 2006 2008 to 2022	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	69	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	69	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	81	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	69	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	81	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	81	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
28

[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP; Assistant General Counsel, Fred Alger Management, Inc.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
29

VANECK ETFs

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
30

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	RUSSIAAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, Laurie A. Hesslein, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is December 31.

(a)	Audit Fees. The aggregate Audit Fees of PricewaterhouseCoopers LLP for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022 and December 31, 2021, were $544,095 and $0, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of PricewaterhouseCoopers LLP for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2022 and December 31, 2021, were $243,500 and $0 respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short served as Chairman of the Audit Committee until December 1, 2022. Since such date, Ms. Hesslein is the Chairwoman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK ETF TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date	March 10, 2023

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	March 10, 2023